UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2018 ANNUAL REPORT

October 31, 2018

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND RISKS

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Long-term investing isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2018 (Unaudited)

For the year ended October 31, 2018, the broad market S&P 500® Index (the “Index”) and the Dow Jones Industrial Average gained 7.35% and 9.87%, respectively. From a style perspective, Growth significantly outperformed Value across all market caps, according to the Russell® Indexes. In terms of size, it went from largest to smallest with large caps as the best performers, followed by mid-caps and small caps.

The following table illustrates various Russell Index returns according to size and style.

12-Month Period Ended October 31, 2018

Large Caps	1 Year
Russell 1000 Index	6.98%
Russell 1000 Growth Index	10.71%
Russell 1000 Value Index	3.04%

Mid-Caps	1 Year
Russell Midcap Index	2.80%
Russell Midcap Growth Index	6.14%
Russell Midcap Value Index	0.16%

Small Caps	1 Year
Russell 2000 Index	1.85%
Russell 2000 Growth Index	4.13%
Russell 2000 Value Index	(0.59)%

Although these returns may appear to be run of the mill, they are not. The 2017 calendar year ended on a strong note, riding on the wave of the Trump administration’s pro-growth policies and the Federal Reserve’s cautious navigation of the path to normalized interest rates. Short-volatility traders and cryptocurrencies were still all the rage. Unfortunately, 2018 came with a vengeance. By March of 2018, the short-volatility trade was literally wiped out and many cryptocurrencies lost value from previous-year highs. As market participants wondered how bad things would get, a shot of strong gross domestic product (“GDP”) growth in the second quarter of 2018 pushed markets higher through August. The last few months of the period under review witnessed the return of volatility as the rhetoric of a trade war heightened, economic growth forecasts declined, Capitol Hill gridlock following the mid-term elections dampened the potential for pro-growth policy, and the likelihood of continued rate hikes made investors nervous.

Looking more closely at the markets’ returns, a small subset of sectors accounted for most of the gains. For example, the Index derived more than 80% of its return from the Technology sector (315 basis points, or 3.15%), the Consumer Discretionary sector (146 basis points, or 1.46%) and the Health Care sector (144 basis points, or 1.44%), which comprise about 44% of the Index. The remaining eight sectors underperformed the Index. Similar trends also occurred in mid-caps and small caps; however, not to this degree. A narrow market is not uncommon as bull markets move into their later stages. For example, on August 22, 2018, the current bull market became the longest one in history, eclipsing the bull run in the 1990s.

The present bull market has been powered by slow and steady growth. In the last 12 months, the economy continued to be a bright spot. Third-quarter real GDP was up 3.5% (seasonally adjusted annual rate) on top of the strong 4.2% gain in the second quarter. In addition, the unemployment rate is near 50-year lows. Inflation, while rising, is still in an acceptable range, and the U.S. dollar is strong. All these factors contributed to the strong market returns and allowed the Federal Reserve to implement three rate hikes in 2018, with another expected in December.

Despite the favorable factors, the U.S. equity markets ended the 12-month period in a slump. Fear overwhelmed investors as the markets corrected. The markets sit at the crossroads of correction and a bear market – with risks of trade wars, slower growth and interest-rate hikes balanced by low unemployment, subdued inflation, and equity valuations near long-term averages.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

The Investor Class of the American Beacon Large Cap Value Fund (the “Fund”) returned 1.18% for the twelve months ended October 31, 2018, underperforming the Russell 1000® Value Index (the “Index”) return of 3.03% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2008 through 10/31/2018

Total Returns for the Period ended October 31, 2018
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2008- 10/31/2018
Institutional Class (1,5,7)	AADEX	1.51%	8.46%	7.79%	11.56%	$29,862
Y Class (1,2,7)	ABLYX	1.42%	8.38%	7.70%	11.47%	$29,631
Investor Class (1,7)	AAGPX	1.18%	8.10%	7.43%	11.17%	$28,842
Advisor Class (1,7)	AVASX	1.04%	7.95%	7.28%	11.02%	$28,444
A Class without sales charge (1,3,7)	ALVAX	1.22%	8.08%	7.38%	11.09%	$28,638
A Class with sales charge (1,3,7)	ALVAX	(4.58)%	5.96%	6.11%	10.44%	$26,994
C Class without sales charge (1,4,7)	ALVCX	0.57%	7.31%	6.61%	10.42%	$26,936
C Class with sales charge (1,4,7)	ALVCX	(0.43)%	7.31%	6.61%	10.42%	$26,936
R6 Class (1,5,7)	AALRX	1.54%	8.47%	7.79%	11.56%	$29,873

Russell 1000® Value Index (6)		3.03%	8.88%	8.61%	11.30%	$29,170

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/08 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/08.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

3.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/08. A Class shares have a maximum sales charge of 5.75%.

4.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/08. A portion of the fees charged to the C Class was waived from 2010 through 2012, partially recovered in 2013, and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

5.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/08 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/08. A portion of the fees charged to the R6 Class of the Fund was waived in 2017 and fully recovered in 2018. Performance prior to waiving fees was lower than actual returns shown in 2017.

6.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and R6 Class shares was 0.60%, 0.67%, 0.92%, 1.07%, 0.98%, 1.72%, and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index for the twelve-month period.

The Fund’s investments in the Financials, Consumer Staples and Industrials sectors hurt the most in terms of stock selection. In the Financials sector, American International Group (down 34.73%) and Citigroup, Inc. (down 8.88%) were the largest detractors. Positions in Imperial Brands Plc, Sponsored ADR (down 13.14%) and Molson Coors Brewing Co., B (down 15.57%) hurt the Fund’s returns in the Consumer Staples sector. Lastly, in the Industrials sector, the Fund’s positions in Johnson Controls International (down 20.14%) and Macquarie Infrastructure Corp., (down 37.63%) hurt the Fund’s performance the most for the period.

Sector allocation weighed on relative performance as an overweight to Industrials (down 8.04%) and an underweight in Health Care (up 13.32%) hurt relative performance compared to the Index. The Fund’s overweight position in the Information Technology sector (up 8.27%) somewhat muted relative underperformance during the period.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
JPMorgan Chase & Co.		2.9
Citigroup, Inc.		2.8
Wells Fargo & Co.		2.5
Comcast Corp., Class A		2.4
General Motors Co.		2.2
BP PLC, Sponsored ADR		2.1
Bank of America Corp.		1.9
American International Group, Inc.		1.9
ConocoPhillips		1.8
Oracle Corp.		1.8

Total Fund Holdings	193

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

Sector Allocation (% Equities)
Financials	25.8
Energy	14.4
Health Care	12.4
Information Technology	10.3
Industrials	9.8
Consumer Discretionary	7.8
Communication Services	7.5
Consumer Staples	6.5
Materials	3.8
Utilities	1.6
Real Estate	0.1

5

American Beacon Large Cap Value FundSM

Expense Example

October 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Large Cap Value FundSM

Expense Example

October 31, 2018 (Unaudited)

American Beacon Large Cap Value Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
Institutional Class
Actual	$1,000.00	$992.30	$3.26
Hypothetical**	$1,000.00	$1,021.90	$3.31
Y Class
Actual	$1,000.00	$991.60	$3.61
Hypothetical**	$1,000.00	$1,021.60	$3.67
Investor Class
Actual	$1,000.00	$990.60	$4.92
Hypothetical**	$1,000.00	$1,020.30	$4.99
Advisor Class
Actual	$1,000.00	$990.10	$5.57
Hypothetical**	$1,000.00	$1,019.60	$5.65
A Class
Actual	$1,000.00	$990.90	$5.02
Hypothetical**	$1,000.00	$1,020.20	$5.09
C Class
Actual	$1,000.00	$987.30	$8.26
Hypothetical**	$1,000.00	$1,016.90	$8.39
R6 Class
Actual	$1,000.00	$992.30	$2.96
Hypothetical**	$1,000.00	$1,022.23	$3.01

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.65%, 0.72%, 0.98%, 1.11%, 1.00%, 1.65%, and 0.59% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 28, 2018

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41%
Communication Services - 7.19%
Diversified Telecommunication Services - 1.53%
AT&T, Inc.	2,010,410	$61,679,379
Verizon Communications, Inc.	578,680	33,036,841

		94,716,220

Entertainment - 0.12%
Walt Disney Co.	66,900	7,682,127

Interactive Media & Services - 0.65%
Facebook, Inc., Class AA	266,200	40,406,498

Media - 4.33%
CBS Corp., Class B, NVDR	340,403	19,522,112
Comcast Corp., Class A	3,849,107	146,804,941
Discovery, Inc., Class AA B	122,981	3,983,354
Discovery, Inc., Class CA	1,491,400	43,712,934
Interpublic Group of Cos, Inc.	811,182	18,786,975
News Corp., Class A	923,600	12,182,284
Omnicom Group, Inc.	304,477	22,628,731

		267,621,331

Wireless Telecommunication Services - 0.56%
Vodafone Group PLC, Sponsored ADR	1,821,450	34,480,049

Total Communication Services		444,906,225

Consumer Discretionary - 7.39%
Auto Components - 1.58%
Adient PLCB	450,698	13,710,233
Aptiv PLC	144,138	11,069,799
Garrett Motion, Inc.A	21,914	332,435
Goodyear Tire & Rubber Co.	715,400	15,066,324
Lear Corp.	19,901	2,644,843
Magna International, Inc.	1,118,541	55,076,959

		97,900,593

Automobiles - 2.38%
General Motors Co.	3,670,138	134,290,349
Harley-Davidson, Inc.	331,852	12,683,384

		146,973,733

Hotels, Restaurants & Leisure - 0.62%
Carnival Corp.	300,500	16,840,020
Norwegian Cruise Line Holdings Ltd.A	487,300	21,475,311

		38,315,331

Household Durables - 1.02%
DR Horton, Inc.	616,200	22,158,552
Mohawk Industries, Inc.A	195,200	24,347,296
Tupperware Brands Corp.	479,800	16,840,980

		63,346,828

Multiline Retail - 1.01%
Dollar General Corp.	561,512	62,541,207

Specialty Retail - 0.70%
Bed Bath & Beyond, Inc.B	296,106	4,068,496
Lowe’s Cos, Inc.	413,255	39,350,141

		43,418,637

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41% (continued)
Consumer Discretionary - 7.39% (continued)
Textiles, Apparel & Luxury Goods - 0.08%
Hanesbrands, Inc.	292,177	$5,013,757

Total Consumer Discretionary		457,510,086

Consumer Staples - 6.20%
Beverages - 1.31%
Diageo PLC, Sponsored ADR	111,624	15,421,972
Molson Coors Brewing Co., Class B	534,800	34,227,200
PepsiCo, Inc.	281,436	31,627,777

		81,276,949

Food Products - 1.85%
Archer-Daniels-Midland Co.	150,670	7,119,157
Danone S.A., Sponsored ADR	403,250	5,705,987
General Mills, Inc.	322,550	14,127,690
Ingredion, Inc.	125,900	12,738,562
JM Smucker Co.	48,208	5,221,891
Kellogg Co.	117,395	7,687,025
Mondelez International, Inc., Class A	536,000	22,501,280
Nestle S.A., Sponsored ADR	257,722	21,720,810
Tyson Foods, Inc., Class A	297,700	17,838,184

		114,660,586

Household Products - 0.26%
Colgate-Palmolive Co.	41,118	2,448,577
Kimberly-Clark Corp.	37,193	3,879,230
Procter & Gamble Co.	37,924	3,363,100
Reckitt Benckiser Group PLC, Sponsored ADR	391,988	6,352,166

		16,043,073

Personal Products - 0.26%
Unilever PLC, Sponsored ADR	306,100	16,217,178

Tobacco - 2.52%
Altria Group, Inc.	798,535	51,936,717
Imperial Brands PLC, Sponsored ADR	807,292	27,326,834
Philip Morris International, Inc.	868,904	76,524,375

		155,787,926

Total Consumer Staples		383,985,712

Energy - 13.72%
Energy Equipment & Services - 2.64%
Halliburton Co.	826,000	28,645,680
Helmerich & Payne, Inc.	252,800	15,746,912
National Oilwell Varco, Inc.	315,300	11,603,040
Oceaneering International, Inc.A	639,700	12,115,918
Schlumberger Ltd.	1,858,003	95,334,134

		163,445,684

Oil, Gas & Consumable Fuels - 11.08%
Apache Corp.	1,191,100	45,059,313
BP PLC, Sponsored ADR	3,034,094	131,588,657
Canadian Natural Resources Ltd.	2,115,703	57,801,006
Chevron Corp.	501,621	56,005,985
ConocoPhillips	1,576,743	110,214,336
Devon Energy Corp.	1,021,366	33,092,258

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41% (continued)
Energy - 13.72% (continued)
Oil, Gas & Consumable Fuels - 11.08% (continued)
EOG Resources, Inc.	121,163	$12,763,310
Exxon Mobil Corp.	136,069	10,841,978
Hess Corp.	695,292	39,909,761
Kinder Morgan, Inc.	914,600	15,566,492
Kosmos Energy Ltd.A	820,845	5,327,284
Marathon Oil Corp.	2,271,286	43,131,721
Marathon Petroleum Corp.	136,980	9,650,241
Murphy Oil Corp.	662,260	21,099,604
Occidental Petroleum Corp.	124,748	8,366,848
Phillips 66	591,699	60,838,491
Royal Dutch Shell PLC, Class A, Sponsored ADR	382,822	24,190,522

		685,447,807

Total Energy		848,893,491

Financials - 24.65%
Banks - 12.19%
Banco Santander S.A., ADRB	4,849,900	23,182,522
Bank of America Corp.	4,350,242	119,631,655
BNP Paribas S.A., ADR	509,500	13,241,905
CIT Group, Inc.	157,400	7,457,612
Citigroup, Inc.	2,619,396	171,465,662
Citizens Financial Group, Inc.	558,153	20,847,015
JPMorgan Chase & Co.	1,661,103	181,093,449
PNC Financial Services Group, Inc.	259,715	33,370,780
US Bancorp	563,513	29,454,825
Wells Fargo & Co.	2,901,554	154,449,719

		754,195,144

Capital Markets - 4.90%
Bank of New York Mellon Corp.	548,812	25,975,272
BlackRock, Inc.	28,886	11,884,278
Blackstone Group LP, MLP	1,412,448	45,706,817
Goldman Sachs Group, Inc.	291,863	65,777,164
Invesco Ltd.	1,021,600	22,178,936
KKR & Co., Inc., Class A	2,539,808	60,066,459
Moody’s Corp.	57,872	8,419,219
Morgan Stanley	176,278	8,048,853
Nasdaq, Inc.	167,252	14,502,421
State Street Corp.	509,364	35,018,775
T Rowe Price Group, Inc.	61,544	5,969,153

		303,547,347

Consumer Finance - 2.78%
Ally Financial, Inc.	469,500	11,929,995
American Express Co.	146,275	15,026,831
Capital One Financial Corp.	340,291	30,387,986
Discover Financial Services	323,700	22,552,179
Navient Corp.	1,070,306	12,394,144
OneMain Holdings, Inc.A	470,400	13,415,808
Santander Consumer USA Holdings, Inc.	1,233,347	23,125,256
SLM Corp.A	3,255,295	33,008,691
Synchrony Financial	344,200	9,940,496

		171,781,386

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41% (continued)
Financials - 24.65% (continued)
Diversified Financial Services - 1.01%
AXA Equitable Holdings, Inc.	777,800	$15,781,562
Berkshire Hathaway, Inc., Class BA	226,891	46,576,185

		62,357,747

Insurance - 3.77%
American International Group, Inc.	2,837,410	117,156,659
Aon PLC	172,546	26,948,234
Chubb Ltd.	189,866	23,716,162
MetLife, Inc.	316,299	13,028,356
Prudential Financial, Inc.	40,456	3,793,964
Travelers Cos, Inc.	389,562	48,745,893

		233,389,268

Total Financials		1,525,270,892

Health Care - 11.85%
Biotechnology - 0.71%
Biogen, Inc.A	36,200	11,014,574
Celgene Corp.A	153,700	11,004,920
Gilead Sciences, Inc.	246,900	16,833,642
Portola Pharmaceuticals, Inc.A B	251,200	4,946,128

		43,799,264

Health Care Equipment & Supplies - 2.53%
Abbott Laboratories	271,368	18,708,110
Danaher Corp.	180,565	17,948,161
Medtronic PLC	1,143,931	102,747,882
Zimmer Biomet Holdings, Inc.	151,767	17,239,214

		156,643,367

Health Care Providers & Services - 2.98%
Anthem, Inc.	257,284	70,899,752
Cigna Corp.	70,056	14,978,673
CVS Health Corp.	1,125,715	81,490,509
Express Scripts Holding Co.A	93,068	9,024,804
McKesson Corp.	64,294	8,021,319

		184,415,057

Life Sciences Tools & Services - 0.30%
Thermo Fisher Scientific, Inc.	79,055	18,471,201

Pharmaceuticals - 5.33%
GlaxoSmithKline PLC, Sponsored ADR	584,834	22,843,616
Horizon Pharma PLCA	642,692	11,703,421
Jazz Pharmaceuticals PLCA	73,968	11,747,598
Johnson & Johnson	575,835	80,611,142
Merck & Co., Inc.	596,128	43,880,982
Mylan N.V.A	501,085	15,658,906
Novartis AG, Sponsored ADR	36,016	3,149,960
Pfizer, Inc.	2,166,545	93,291,428
Roche Holding AG, Sponsored ADR	82,348	2,500,085
Sanofi, ADR	995,874	44,535,485

		329,922,623

Total Health Care		733,251,512

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41% (continued)
Industrials - 9.39%
Aerospace & Defense - 1.80%
Embraer S.A., Sponsored ADR	273,900	$6,099,753
General Dynamics Corp.	83,189	14,356,758
Lockheed Martin Corp.	27,149	7,977,734
Northrop Grumman Corp.	82,444	21,596,206
Raytheon Co.	160,148	28,032,306
United Technologies Corp.	266,122	33,055,013

		111,117,770

Air Freight & Logistics - 0.12%
United Parcel Service, Inc., Class B	68,429	7,290,426

Airlines - 1.10%
American Airlines Group, Inc.	1,044,340	36,635,447
Delta Air Lines, Inc.	566,800	31,020,964

		67,656,411

Building Products - 1.41%
Johnson Controls International PLC	2,684,640	85,827,941
Resideo Technologies, Inc.A	65,079	1,369,916

		87,197,857

Construction & Engineering - 0.02%
AECOMA	47,523	1,384,820

Electrical Equipment - 0.37%
Eaton Corp. PLC	318,823	22,850,044

Industrial Conglomerates - 1.91%
3M Co.	75,733	14,408,961
General Electric Co.	4,682,992	47,298,219
Honeywell International, Inc.	390,475	56,548,589

		118,255,769

Machinery - 1.69%
CNH Industrial N.V.B	2,989,139	31,057,154
Cummins, Inc.	232,297	31,752,677
Illinois Tool Works, Inc.	110,613	14,110,900
Ingersoll-Rand PLC	119,794	11,493,036
PACCAR, Inc.	121,851	6,971,096
Stanley Black & Decker, Inc.	79,934	9,313,910

		104,698,773

Professional Services - 0.11%
Equifax, Inc.	68,415	6,940,018

Road & Rail - 0.37%
Canadian National Railway Co.	93,166	7,963,830
Union Pacific Corp.	102,309	14,959,622

		22,923,452

Trading Companies & Distributors - 0.49%
AerCap Holdings N.V.A	560,100	28,049,808
HD Supply Holdings, Inc.A	65,638	2,466,020

		30,515,828

Total Industrials		580,831,168

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41% (continued)
Information Technology - 9.83%
Communications Equipment - 0.74%
Cisco Systems, Inc.	662,070	$30,289,703
Telefonaktiebolaget LM Ericsson, Sponsored ADR	1,777,120	15,389,859

		45,679,562

Electronic Equipment, Instruments & Components - 0.93%
Corning, Inc.	866,140	27,673,173
IPG Photonics Corp.A	133,300	17,802,215
TE Connectivity Ltd.	158,000	11,916,360

		57,391,748

IT Services - 1.83%
Accenture PLC, Class A	245,141	38,639,124
Amdocs Ltd.	49,544	3,134,649
Cognizant Technology Solutions Corp., Class A	70,786	4,886,358
DXC Technology Co.	83,742	6,098,930
Fidelity National Information Services, Inc.	143,444	14,932,520
First Data Corp., Class AA	1,301,300	24,386,362
Fiserv, Inc.A	174,087	13,805,099
Teradata Corp.A	207,294	7,545,502

		113,428,544

Semiconductors & Semiconductor Equipment - 2.04%
Analog Devices, Inc.	80,134	6,708,017
Micron Technology, Inc.A	1,309,679	49,401,092
QUALCOMM, Inc.	808,231	50,829,647
Texas Instruments, Inc.	209,919	19,486,781

		126,425,537

Software - 3.25%
Microsoft Corp.	864,260	92,311,611
Oracle Corp.	2,226,293	108,732,150

		201,043,761

Technology Hardware, Storage & Peripherals - 1.04%
Hewlett Packard Enterprise Co.	4,214,144	64,265,696

Total Information Technology		608,234,848

Materials - 3.60%
Chemicals - 2.85%
Air Products & Chemicals, Inc.	329,894	50,919,139
DowDuPont, Inc.	1,243,871	67,069,524
Eastman Chemical Co.	297,126	23,279,822
PPG Industries, Inc.	225,245	23,670,997
Sherwin-Williams Co.	29,061	11,434,632

		176,374,114

Containers & Packaging - 0.75%
Crown Holdings, Inc.A	541,570	22,902,995
International Paper Co.	512,786	23,259,973

		46,162,968

Total Materials		222,537,082

Real Estate - 0.08%
Equity Real Estate Investment Trusts (REITs) - 0.08%
Public Storage	23,916	4,914,021

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 95.41% (continued)
Utilities - 1.51%
Electric Utilities - 1.51%
Duke Energy Corp.	271,201	$22,409,339
Entergy Corp.	223,979	18,803,037
PPL Corp.	582,654	17,712,681
Southern Co.	639,063	28,777,007
Xcel Energy, Inc.	115,534	5,662,321

		93,364,385

Total Utilities		93,364,385

Total Common Stocks (Cost $4,733,519,354)		5,903,699,422

SHORT-TERM INVESTMENTS - 4.30% (Cost $266,324,811)
Investment Companies - 4.30%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%C D	266,324,811	266,324,811

SECURITIES LENDING COLLATERAL - 0.28% (Cost $17,240,346)
Investment Companies - 0.28%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%C D	17,240,346	17,240,346

TOTAL INVESTMENTS - 99.99% (Cost $5,017,084,511)		6,187,264,579
OTHER ASSETS, NET OF LIABILITIES - 0.01%		430,506

TOTAL NET ASSETS - 100.00%		$6,187,695,085

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

LP - Limited Partnership.

MLP – Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	2,010	December 2018	$284,082,936	$272,465,550	$(11,617,386)

			$284,082,936	$272,465,550	$(11,617,386)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large Cap Index.

See accompanying notes

15

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2018

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$5,903,699,422	$-	$-	$5,903,699,422
Short-Term Investments	266,324,811	-	-	266,324,811
Securities Lending Collateral	17,240,346	-	-	17,240,346

Total Investments in Securities - Assets	$6,187,264,579	$-	$-	$6,187,264,579

Financial Derivative Instruments - Liabilities
Futures Contracts	$(11,617,386)	$-	$-	$(11,617,386)

Total Financial Derivative Instruments - Liabilities	$(11,617,386)	$-	$-	$(11,617,386)

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†§	$5,903,699,422
Investments in affiliated securities, at fair value‡	283,565,157
Deposit with brokers for futures contracts	25,204,696
Dividends and interest receivable	6,429,759
Receivable for investments sold	114,049,429
Receivable for fund shares sold	11,529,007
Receivable for tax reclaims	208,666
Prepaid expenses	119,529

Total assets	6,344,805,665

Liabilities:
Payable for investments purchased	107,870,017
Payable for fund shares redeemed	13,533,360
Payable for expense reimbursement (Note 2)	14,953
Management and sub-advisory fees payable (Note 2)	6,091,543
Service fees payable (Note 2)	323,464
Transfer agent fees payable (Note 2)	96,139
Payable upon return of securities loaned (Note 9)§	17,240,346
Custody and fund accounting fees payable	51,751
Professional fees payable	77,974
Trustee fees payable (Note 2)	43,213
Payable for prospectus and shareholder reports	118,549
Payable for variation margin from open futures contracts (Note 5)	11,612,946
Other liabilities	36,325

Total liabilities	157,110,580

Net assets	$6,187,695,085

Analysis of net assets:
Paid-in-capital	$4,597,696,015
Total distributable earnings (deficits)A	1,589,999,070

Net assets	$6,187,695,085

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2018

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	130,254,856

Y Class	10,566,752

Investor Class	57,175,213

Advisor Class	2,420,080

A Class	1,642,911

C Class	266,518

R6 Class	20,106,349

Net assets:
Institutional Class	$3,700,700,522

Y Class	$298,017,629

Investor Class	$1,505,354,807

Advisor Class	$62,811,940

A Class	$42,722,617

C Class	$6,851,003

R6 Class	$571,236,567

Net asset value, offering and redemption price per share:
Institutional Class	$28.41

Y Class	$28.20

Investor Class	$26.33

Advisor Class	$25.95

A Class	$26.00

A Class (offering price)	$27.59

C Class	$25.71

R6 Class	$28.41

† Cost of investments in unaffiliated securities	$4,733,519,354
‡ Cost of investments in affiliated securities	$283,565,157
§ Fair value of securities on loan	$16,815,291

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

18

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$165,467,131
Dividend income from affiliated securities (Note 8)	3,291,443
Interest income (net of foreign taxes)	57,219
Income derived from securities lending (Note 9)	465,419

Total investment income	169,281,212

Expenses:
Management and sub-advisory fees (Note 2)	38,383,357
Transfer agent fees:
Institutional Class (Note 2)	1,331,445
Y Class (Note 2)	335,097
Investor Class	62,097
Advisor Class	3,666
A Class	2,183
R6 Class	8,940
Custody and fund accounting fees	696,285
Professional fees	290,784
Registration fees and expenses	166,796
Service fees (Note 2):
Investor Class	6,210,119
Advisor Class	195,573
A Class	38,791
C Class	4,500
Distribution fees (Note 2):
Advisor Class	195,573
A Class	106,228
C Class	78,228
Prospectus and shareholder report expenses	332,760
Trustee fees (Note 2)	489,420
Other expenses	366,436

Total expenses	49,298,278

Net fees waived and expenses (reimbursed) (Note 2)A	(37,769)

Net expenses	49,260,509

Net investment income	120,020,703

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	473,465,679
Commission recapture (Note 1)	99,901
Foreign currency transactions	23,323
Futures contracts	23,069,589
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(464,683,447)
Futures contracts	(15,177,704)

Net gain from investments	16,797,341

Net increase in net assets resulting from operations	$136,818,044

† Foreign taxes	$1,756,347

A The Manager voluntarily reimbursed service fees in the amount of $8,462.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in net unrealized appreciation (depreciation) at year end.

See accompanying notes

19

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$120,020,703	$128,855,668
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	496,658,492	694,063,205
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(479,861,151)	828,241,553

Net increase in net assets resulting from operations	136,818,044	1,651,160,426

Distributions to shareholders:
Net investment income:
Institutional Class	–	(112,815,102)
Y Class	–	(7,905,543)
Investor Class	–	(44,594,218)
Advisor Class	–	(2,058,628)
A Class	–	(879,050)
C Class	–	(99,793)
Net realized gain from investments:
Institutional Class	–	(40,827,429)
Y Class	–	(2,953,376)
Investor Class	–	(18,906,905)
Advisor Class	–	(953,678)
A Class	–	(366,411)
C Class	–	(77,352)
Total retained earnings:*
Institutional Class	(459,420,239)	–
Y Class	(38,692,156)	–
Investor Class	(196,784,505)	–
Advisor Class	(8,664,880)	–
A Class	(4,240,901)	–
C Class	(808,195)	–
R6 Class	(17,634,896)	–

Net distributions to shareholders	(726,245,772)	(232,437,485)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,360,517,349	1,070,944,813
Reinvestment of dividends and distributions	686,933,740	220,594,801
Cost of shares redeemed	(2,588,058,224)	(3,282,487,770)

Net (decrease) in net assets from capital share transactions	(540,607,135)	(1,990,948,156)

Net (decrease) in net assets	(1,130,034,863)	(572,225,215)

Net assets:
Beginning of period	7,317,729,948	7,889,955,163

End of period	$6,187,695,085	$7,317,729,948

*  Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Large Cap Value Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Massachusetts Financial Services Company (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$24,346,299
Sub-Advisor Fees	0.20%	14,037,058

Total	0.55%	$38,383,357

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2018, the Manager received securities lending fees of $47,013 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$1,526,830

As of October 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Large Cap Value	$54,726

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2018, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Large Cap Value	$214,336	$105,485	$319,821

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2018, the Fund participated as a lender by loaning an average amount of $2,128,732 for 96 days at an average interest rate of 2.28% with interest charges earned of $12,820. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	11/1/2017 - 10/31/2018	Reimbursed Expenses	(Recouped) Expenses
Large Cap Value	R6	0.58%	$29,307	$-	2021

Of these amounts, $14,953 was disclosed as a payable to the Manager on the Statement of Assets and Liabilities at October 31, 2018.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the

25

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Large Cap Value	$–	$1,950	$–	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allocate to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allocated to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period November 1, 2017 through February 28, 2018, Foreside collected $1,070 for the Fund from the sale of Class A Shares. During the period March 1, 2018 through October 31, 2018, RID collected $968 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

purchase price or the value of the redemption of the Class C Shares redeemed. During the period November 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $32 for Class C Shares of the Fund. During the period March 1, 2018 through October 31, 2018, RID collected $164 for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a

27

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

28

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating

29

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances to reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

30

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2018, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2018
Large Cap Value	1,605

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(11,617,386)	$(11,617,386)

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$23,069,589	$23,069,589

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(15,177,704)	$(15,177,704)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2018.

Offsetting of Financial and Derivative Assets as of October 31, 2018:
	Assets	Liabilities
Futures Contracts	$–	$11,617,386

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$–	$11,617,386

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$–	$(11,617,386)

	Remaining Contractual Maturity of the Agreements As of October 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,240,346	$–	$–	$–	$17,240,346

Total Borrowings	$17,240,346	$–	$–	$–	$17,240,346

Gross amount of recognized liabilities for securities lending transactions					$17,240,346

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Foreign Investing Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

33

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund

34

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

35

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$165,506,978	$112,815,101
Y Class	13,806,107	7,905,543
Investor Class	66,628,592	44,594,219
Advisor Class	2,835,000	2,058,628
A Class	1,445,057	879,050
C Class	235,964	99,793
R6 Class	6,390,376	–
Long-term capital gains
Institutional Class	293,913,261	40,827,429
Y Class	24,886,049	2,953,376
Investor Class	130,155,913	18,906,905
Advisor Class	5,829,879	953,678
A Class	2,795,844	366,411
C Class	572,231	77,352
R6 Class	11,244,521	–

Total distributions paid	$726,245,772	$232,437,485

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$5,099,700,298	$1,402,287,492	$(314,723,209)	$1,087,564,283

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Large Cap Value	$1,087,564,283	$117,445,376	$384,989,411	$–	$–	$1,589,999,070

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

36

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2018:

Fund	Paid-In-Capital	Distributable Earnings/(Loss)
Large Cap Value	$(106,120)	$106,120

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year ended October 31, 2018, the Fund did not any have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Large Cap Value	$1,508,012,268	$2,660,455,529

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2018 Shares/Fair Value	Dividend Income
Large Cap Value	Direct	$288,452,185	$2,444,604,189	$2,466,731,563	$266,324,811	$3,291,443
Large Cap Value	Securities Lending	97,150,617	665,976,587	745,886,858	17,240,346	1,877

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to

37

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Large Cap Value	$16,815,291	$17,240,346	$–	$17,240,346

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

38

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2018, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2018		2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	15,590,380	$461,010,040	22,769,063	$656,233,956
Reinvestment of dividends	14,507,737	424,641,445	5,164,960	144,102,372
Shares redeemed	(53,655,757)	(1,600,135,398)	(73,234,805)	(2,103,146,975)

Net (decrease) in shares outstanding	(23,557,640)	$(714,483,913)	(45,300,782)	$(1,302,810,647)

	Y Class
	Year Ended October 31,
	2018		2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,099,705	$91,175,749	3,126,566	$89,594,420
Reinvestment of dividends	1,294,567	37,646,020	382,065	10,598,482
Shares redeemed	(6,308,043)	(182,284,089)	(4,661,125)	(131,631,686)

Net (decrease) in shares outstanding	(1,913,771)	$(53,462,320)	(1,152,494)	$(31,438,784)

	Investor Class
	Year Ended October 31,
	2018		2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6,511,604	$180,144,427	9,354,201	$251,586,213
Reinvestment of dividends	7,135,711	194,091,350	2,362,886	61,718,592
Shares redeemed	(25,281,746)	(699,918,301)	(35,958,339)	(961,374,863)

Net (decrease) in shares outstanding	(11,634,431)	$(325,682,524)	(24,241,252)	$(648,070,058)

	Advisor Class
	Year Ended October 31,
	2018		2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	327,661	$8,945,251	472,811	$12,521,928
Reinvestment of dividends	297,468	7,987,006	108,296	2,795,115
Shares redeemed	(1,295,285)	(35,519,351)	(2,242,361)	(58,812,119)

Net (decrease) in shares outstanding	(670,156)	$(18,587,094)	(1,661,254)	$(43,495,076)

	A Class
	Year Ended October 31,
	2018		2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	652,905	$17,333,416	740,832	$19,929,459
Reinvestment of dividends	156,140	4,195,476	47,258	1,221,618
Shares redeemed	(567,054)	(15,500,596)	(854,841)	(22,876,376)

Net increase (decrease) in shares outstanding	241,991	$6,028,296	(66,751)	$(1,725,299)

39

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2018

	C Class
	Year Ended October 31,
	2018		2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	28,678	$766,750	38,862	$1,023,344
Reinvestment of dividends	27,603	737,547	6,172	158,622
Shares redeemed	(85,211)	(2,307,165)	(129,249)	(3,392,547)

Net (decrease) in shares outstanding	(28,930)	$(802,868)	(84,215)	$(2,210,581)

	R6 Class
	Year Ended October 31, 2018		February 28, 2017A to October 31, 2017
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	19,947,926	$601,141,716	1,364,784	$40,055,493
Reinvestment of dividends	602,696	17,634,896	–	–
Shares redeemed	(1,767,061)	(52,393,324)	(41,996)	(1,253,204)

Net increase in shares outstanding	18,783,561	$566,383,288	1,322,788	$38,802,289

A Commencement of operations.

12. Subsequent Events

Effective November 15, 2018, the Fund, along with certain other funds managed by the Manager, entered into a committed revolving line of credit with a max borrowing amount of $250 million.

Management has evaluated additional subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$30.98	$25.80	$28.38	$31.21	$27.59

Income (loss) from investment operations:
Net investment income	0.63	0.59	0.61	0.55	0.73
Net gains (losses) on investments (both realized and unrealized)	(0.07)	5.41	(0.29)	(0.70)	3.33

Total income (loss) from investment operations	0.56	6.00	0.32	(0.15)	4.06

Less distributions:
Dividends from net investment income	(0.55)	(0.60)	(0.52)	(0.67)	(0.44)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	-

Total distributions	(3.13)	(0.82)	(2.90)	(2.68)	(0.44)

Net asset value, end of period	$28.41	$30.98	$25.80	$28.38	$31.21

Total returnB	1.51%	23.60%	1.69%	(0.76)%	14.89%

Ratios and supplemental data:
Net assets, end of period	$3,700,700,522	$4,765,771,483	$5,137,688,375	$6,198,883,300	$5,816,013,064
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.60%	0.60%	0.58%	0.58%
Expenses, net of reimbursements	0.62%	0.60%	0.60%	0.58%	0.58%
Net investment income, before expense reimbursements	1.83%	1.78%	2.16%	1.88%	2.35%
Net investment income, net of reimbursements	1.83%	1.78%	2.16%	1.88%	2.35%
Portfolio turnover rate	23%	25%	25%	32%	29%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$30.78	$25.64	$28.21	$31.04	$27.46

Income (loss) from investment operations:
Net investment income	0.57	0.48	0.59	0.56	0.64
Net gains (losses) on investments (both realized and unrealized)	(0.04)	5.46	(0.29)	(0.72)	3.37

Total income (loss) from investment operations	0.53	5.94	0.30	(0.16)	4.01

Less distributions:
Dividends from net investment income	(0.53)	(0.58)	(0.49)	(0.66)	(0.43)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	-

Total distributions	(3.11)	(0.80)	(2.87)	(2.67)	(0.43)

Net asset value, end of period	$28.20	$30.78	$25.64	$28.21	$31.04

Total returnA	1.42%	23.51%	1.61%	(0.80)%	14.78%

Ratios and supplemental data:
Net assets, end of period	$298,017,629	$384,155,569	$349,542,346	$419,096,844	$434,880,702
Ratios to average net assets:
Expenses, before reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses, net of reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Net investment income, before expense reimbursements	1.77%	1.69%	2.08%	1.80%	2.24%
Net investment income, net of reimbursements	1.77%	1.69%	2.08%	1.80%	2.24%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$28.92	$24.13	$26.70	$29.51	$26.11

Income (loss) from investment operations:
Net investment income	0.41	0.40	0.46	0.45	0.57
Net gains (losses) on investments (both realized and unrealized)	0.02	5.12	(0.25)	(0.68)	3.18

Total income (loss) from investment operations	0.43	5.52	0.21	(0.23)	3.75

Less distributions:
Dividends from net investment income	(0.44)	(0.51)	(0.40)	(0.57)	(0.35)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	-

Total distributions	(3.02)	(0.73)	(2.78)	(2.58)	(0.35)

Net asset value, end of period	$26.33	$28.92	$24.13	$26.70	$29.51

Total returnA	1.18%	23.20%	1.33%	(1.07)%	14.50%

Ratios and supplemental data:
Net assets, end of period	$1,505,354,807	$1,990,199,621	$2,245,534,741	$3,167,585,961	$4,158,361,296
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.92%	0.93%	0.93%	0.93%
Expenses, net of reimbursements	0.95%	0.92%	0.93%	0.93%	0.93%
Net investment income, before expense reimbursements	1.50%	1.46%	1.84%	1.54%	2.01%
Net investment income, net of reimbursements	1.50%	1.46%	1.84%	1.54%	2.01%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

43

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$28.54	$23.82	$26.40	$29.24	$25.89

Income (loss) from investment operations:
Net investment income	0.28	0.21	0.40	0.40	0.47
Net gains (losses) on investments (both realized and unrealized)	0.10	5.20	(0.22)	(0.66)	3.20

Total income (loss) from investment operations	0.38	5.41	0.18	(0.26)	3.67

Less distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.38)	(0.57)	(0.32)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–

Total distributions	(2.97)	(0.69)	(2.76)	(2.58)	(0.32)

Net asset value, end of period	$25.95	$28.54	$23.82	$26.40	$29.24

Total returnB	1.00%	23.00%	1.21%	(1.19)%	14.31%

Ratios and supplemental data:
Net assets, end of period	$62,811,940	$88,196,090	$113,168,437	$140,975,319	$149,422,940
Ratios to average net assets:
Expenses, before reimbursements	1.09%	1.07%	1.08%	1.07%	1.07%
Expenses, net of reimbursements	1.09%	1.07%	1.08%	1.07%	1.07%
Net investment income, before expense reimbursements	1.36%	1.31%	1.69%	1.40%	1.83%
Net investment income, net of reimbursements	1.36%	1.31%	1.69%	1.40%	1.83%
Portfolio turnover rate	23%	25%	25%	32%	29%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

44

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$28.61	$23.90	$26.51	$29.38	$26.03

Income (loss) from investment operations:
Net investment income	0.48	0.28	0.42	0.47	0.54
Net gains (losses) on investments (both realized and unrealized)	(0.06)	5.17	(0.21)	(0.71)	3.16

Total income (loss) from investment operations	0.42	5.45	0.21	(0.24)	3.70

Less distributions:
Dividends from net investment income	(0.45)	(0.52)	(0.44)	(0.62)	(0.35)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–

Total distributions	(3.03)	(0.74)	(2.82)	(2.63)	(0.35)

Net asset value, end of period	$26.00	$28.61	$23.90	$26.51	$29.38

Total returnA	1.15%	23.13%	1.33%	(1.14)%	14.37%

Ratios and supplemental data:
Net assets, end of period	$42,722,617	$40,073,435	$35,071,001	$39,401,153	$22,781,918
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.98%	0.98%	0.97%	1.04%
Expenses, net of reimbursements	0.93%	0.98%	0.98%	0.97%	1.04%
Net investment income, before expense reimbursements	1.49%	1.38%	1.78%	1.48%	1.83%
Net investment income, net of reimbursements	1.49%	1.38%	1.78%	1.48%	1.83%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

45

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$28.27	$23.57	$26.17	$29.03	$25.81

Income (loss) from investment operations:
Net investment income	0.21	0.09	0.20	0.27	0.35
Net gains (losses) on investments (both realized and unrealized)	0.05	5.11	(0.19)	(0.70)	3.11

Total income (loss) from investment operations	0.26	5.20	0.01	(0.43)	3.46

Less distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.23)	(0.42)	(0.24)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–

Total distributions	(2.82)	(0.50)	(2.61)	(2.43)	(0.24)

Net asset value, end of period	$25.71	$28.27	$23.57	$26.17	$29.03

Total returnA	0.57%	22.27%	0.51%	(1.83)%	13.48%

Ratios and supplemental data:
Net assets, end of period	$6,851,003	$8,351,349	$8,950,263	$12,389,141	$9,964,292
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.64%	1.72%	1.74%	1.73%	1.79%
Expenses, net of reimbursements or recoupments	1.54%	1.72%	1.74%	1.73%	1.81%
Net investment income, before expense reimbursements or recoupments	0.79%	0.66%	1.02%	0.73%	1.09%
Net investment income, net of reimbursements or recoupments	0.90%	0.66%	1.02%	0.73%	1.07%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017

Net asset value, beginning of period	$30.98	$28.64

Income from investment operations:
Net investment income	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.02)	2.22

Total income from investment operations	0.57	2.34

Less distributions:
Dividends from net investment income	(0.56)	-
Distributions from net realized gains	(2.58)	-

Total distributions	(3.14)	-

Net asset value, end of period	$28.41	$30.98

Total returnB	1.54%	8.17	%C

Ratios and supplemental data:
Net assets, end of period	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements	0.59%	0.60	%D
Expenses, net of reimbursements	0.58%	0.58	%D
Net investment income, before expense reimbursements	1.75%	1.38	%D
Net investment income, net of reimbursements	1.76%	1.40	%D
Portfolio turnover rate	23%	25	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

47

American Beacon FundsSM

Federal Tax Information

October 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Large Cap Value	100.00%

Qualified Dividend Income:

Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Large Cap Value	$469,397,698

Short-Term Capital Gain Distributions:

Large Cap Value	$136,511,984

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Large Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by, or derived from, the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund’s R6 Class shares that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the Fund’s subadvisory fee rate schedule for each such firm is favorable compared to other comparable client accounts of that firm. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

51

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

52

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and MFS, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Barrow	5 Years	4	th Quintile
Brandywine	5 Years	4	th Quintile
Hotchkis	5 Years	1	st Quintile
MFS	5 Years	1	st Quintile

The Trustees also considered: (1) Barrow and Brandywine’s consistent process and consistent team; (2) the Manager’s explanation that Barrow and Brandywine’s deeper value equity investment style (in companies with more significant discounts to price-to-earnings and price-to book ratios relative to other investment managers) has been out of favor; (3) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman and CEO; Resolute Investment Services, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present) and Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Distributors, Inc. (2017-Present) and Vice President (2017-2018); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present) Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2015-Present); Vice President, Resolute Investment Services, Inc. (2015-Present) Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present) and Chief Financial Officer (2010-Present); Treasurer and Chief Financial Officer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer and Chief Financial Officer, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and Chief Financial Officer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018) and Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and Chief Operating Officer (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Resolute Acquisition, Inc. (2015-2018); Assistant. Treasurer, Resolute Topco, Inc. (2015-2018); Assistant Treasurer, Resolute Investment Holdings, LLC. (2015-2018); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

60

American Beacon FundsSM

Privacy Policy

October 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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64

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/18

American Beacon® FUNDS

2018 ANNUAL REPORT

October 31, 2018

GARCIA HAMILTON QUALITY BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.

Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Long-term investing isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2018 (Unaudited)

Over the past 12 months, the Federal Reserve (the “Fed”) continued on the path of removing monetary stimulus from the economic system by raising the target federal funds rate four times, a quarter percentage point each, taking the rate from a range of 1.00% to 1.25% to a range of 2.00% to 2.25%. The Fed also increased its balance-sheet reduction program as planned. Given these moves, monetary policy was no longer characterized as “accommodative” by the Federal Open Market Committee in its official September release. However, during the press conference, Chairman Jerome H. Powell stated the change in language did not indicate “any change in the likely path of policy.” In the U.S. economy, despite the ongoing trade war with China, consumer confidence surged to its highest level since the year 2000, and small-business optimism reached an all-time high. Additionally, the third-quarter gross domestic product was 3.50%, and inflation remained around the Fed’s target of 2.00%.

Given the reduction in monetary stimulus and strong economic data, interest rates rose, and the yield curve flattened during the past 12 months. The 10-year Treasury yield rose 77 basis points (+0.77%) to 3.15% at period end. The two-year Treasury yield increased 127 basis points (+1.27%) to 2.87%, and the 30-year Treasury yield increased 51 basis points (+0.51%) to 3.39%. These moves caused the two- to 30-year Treasury yield spread to flatten by 76 basis points (-0.76%) to 0.52%.

As interest rates rose, bond prices declined, leading to a total return of -2.05% for the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) over the past 12 months. Credit risk was generally out of favor over the period as three of the four credit sectors posted a negative excess return. The Corporate sector was the worst performer with -47 basis points (-0.47%) of excess return relative to similar-duration Treasury securities. The Mortgage-Backed Securities and Agency sectors followed with -23 basis points (-0.23%) and -9 basis points (-0.09%), respectively. The lone bright spot was the Asset-Backed Securities sector with 34 basis points (0.34%) of excess return relative to similar-duration Treasuries. Thus, the Index had a negative return of -17 basis points (-0.17%) for the period.

2

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2018 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned 0.36% for the twelve months ended October 31, 2018. The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) returned -2.05% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 4/4/16 through 10/31/18

Total Returns for the Period ended October 31, 2018
	Ticker	1 Year	Since Inception 04/04/2016	Value of $10,000 04/04/2016- 10/31/2018
Institutional Class (1,3)	GHQIX	0.74%	0.77%	$10,201
Y Class (1,3)	GHQYX	0.74%	0.67%	$10,175
Investor Class (1,3)	GHQPX	0.36%	0.40%	$10,103

Bloomberg Barclays US Aggregate Bond Index (2)		(2.05)%	0.26%	$10,066

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, and Investor Class shares were 0.70%, 0.77%, and 0.94%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2018 (Unaudited)

Duration management was the primary contributor to the Fund’s out performance during the year as the Fund maintained a shorter duration than the Index as interest rates rose. Market participants underestimated the strength of the economy and the number of Fed rate hikes which caused rates to rise as investors realigned their positioning and outlook.

In addition to active duration management, the Fund maintained a barbell yield-curve position as the yield curve flattened. The Fund was overweight the shortest and longest durations along the curve and was underweight in the middle. Floating-rate corporate bonds were used on the front end of the barbell to generate yield and protect from rising rates, and long-duration treasury bonds were used to manage overall duration.

While the barbell position helped as the yield curve flattened, it also contributed to a lower yield-to-maturity for the Fund. Barbell positions generally result in lower yield; therefore, the curve must flatten quickly for the position to benefit. This defensive positioning served as a slight detractor to relative performance.

Sector positioning also benefited the Fund as it maintained an underweight position in credit risk during a period of widening spreads. The Fund’s allocation to corporate bonds was in line with the Index, but its holdings had a much shorter maturity; therefore, it had lower credit risk.

Overall, the Fund continues to emphasize high-quality, active fixed-income investing that seeks to perform well in volatile markets and serves an important role in asset allocation.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 2.375%, Due 5/15/2027		12.3
U.S. Treasury Notes/Bonds, 2.500%, Due 5/15/2046		11.9
U.S. Treasury Notes/Bonds, 6.250%, Due 5/15/2030		5.9
Federal Home Loan Mortgage Corp., 2.243%, Due 7/5/2019, (3-mo. USD LIBOR - 0.165%)		4.7
Federal Farm Credit Banks, 2.207%, Due 5/11/2020, (1-mo. USD LIBOR - 0.080%)		2.9
American Express Credit Corp., 3.021%, Due 3/3/2022, (3-mo. USD LIBOR + 0.700%)		2.8
EI du Pont de Nemours & Co., 3.071%, Due 5/1/2020, (3-mo. USD LIBOR + 0.530%)		2.8
Walt Disney Co., 2.711%, Due 3/4/2022, (3-mo. USD LIBOR + 0.390%)		2.8
Wells Fargo & Co., 3.597%, Due 1/24/2023, (3-mo. USD LIBOR + 1.110%)		2.8
Manufacturers & Traders Trust Co., 2.932%, Due 5/18/2022, (3-mo. USD LIBOR + 0.610%)		2.7

Total Fund Holdings	35

Sector Allocation (% Investments)
U.S. Treasury Obligations		36.0
Financial		27.9
U.S. Agency Mortgage-Backed Obligations		8.0
U.S. Government Agency Obligations		7.7
Technology		7.6
Basic Materials		3.2
Communications		3.2
Consumer, Non-Cyclical		3.1
Energy		1.9
Utilities		1.4

4

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Example

October 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Example

October 31, 2018 (Unaudited)

American Beacon Garcia Hamilton Quality Bond Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
Institutional Class
Actual	$1,000.00	$1,004.90	$2.27
Hypothetical**	$1,000.00	$1,022.90	$2.29
Y Class
Actual	$1,000.00	$1,004.40	$2.78
Hypothetical**	$1,000.00	$1,022.40	$2.80
Investor Class
Actual	$1,000.00	$1,002.00	$4.19
Hypothetical**	$1,000.00	$1,021.00	$4.23

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.55%, and 0.83% for the Institutional, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

6

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Garcia Hamilton Quality Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended October 31, 2018 and the period from April 4, 2016 (commencement of operations) to October 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended October 31, 2018 and the period from April 4, 2016 (commencement of operations) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 28, 2018

7

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 42.75%
Basic Materials - 2.84%
EI du Pont de Nemours & Co., 3.071%, Due 5/1/2020, (3-mo. USD LIBOR + 0.530%)A	$7,065,000	$7,097,207

Communications - 2.84%
Walt Disney Co., 2.711%, Due 3/4/2022, (3-mo. USD LIBOR + 0.390%)A	7,036,000	7,088,199

Consumer, Non-Cyclical - 2.68%
Merck & Co., Inc., 2.716%, Due 2/10/2020, (3-mo. USD LIBOR + 0.375%)A	4,860,000	4,872,709
PepsiCo, Inc., 2.924%, Due 5/2/2022, (3-mo. USD LIBOR + 0.365%)A	1,800,000	1,812,499

		6,685,208

Energy - 1.68%
Chevron Corp., 2.844%, Due 11/15/2021, (3-mo. USD LIBOR + 0.530%)A	4,140,000	4,188,912

Financial - 24.71%
American Express Credit Corp., 3.021%, Due 3/3/2022, (3-mo. USD LIBOR + 0.700%)A	7,068,000	7,105,251
Bank of America Corp.,
3.129%, Due 7/21/2021, (3-mo. USD LIBOR + 0.660%)A	3,730,000	3,746,159
3.023%, Due 6/25/2022, (3-mo. USD LIBOR + 0.650%)A	3,820,000	3,820,683
Citibank NA,
2.769%, Due 10/20/2020, (3-mo. USD LIBOR + 0.300%)A	4,000,000	3,999,486
2.688%, Due 2/12/2021, (3-mo. USD LIBOR + 0.350%)A	3,581,000	3,580,064
Goldman Sachs Group, Inc.,
3.307%, Due 10/31/2022, (3-mo. USD LIBOR + 0.780%)A	2,395,000	2,403,320
3.917%, Due 11/29/2023, (3-mo. USD LIBOR + 1.600%)A	4,080,000	4,218,471
JPMorgan Chase & Co.,
3.801%, Due 3/1/2021, (3-mo. USD LIBOR + 1.480%)A	2,300,000	2,355,063
3.717%, Due 10/24/2023, (3-mo. USD LIBOR + 1.230%)A	4,700,000	4,782,758
Manufacturers & Traders Trust Co., 2.932%, Due 5/18/2022, (3-mo. USD LIBOR + 0.610%)A	6,700,000	6,716,630
Morgan Stanley, 3.887%, Due 10/24/2023, (3-mo. USD LIBOR + 1.400%)A	4,935,000	5,025,133
US Bank NA,
2.989%, Due 10/28/2019, (3-mo. USD LIBOR + 0.480%)A	4,240,000	4,255,162
2.828%, Due 4/26/2021, (3-mo. USD LIBOR + 0.320%)A	2,800,000	2,804,211
Wells Fargo & Co., 3.597%, Due 1/24/2023, (3-mo. USD LIBOR + 1.110%)A	6,795,000	6,872,307

		61,684,698

Technology - 6.75%
Apple, Inc., 2.641%, Due 5/6/2019, (3-mo. USD LIBOR + 0.300%)A	5,504,000	5,512,614
IBM Credit LLC, 2.729%, Due 1/20/2021, (3-mo. USD LIBOR + 0.260%)A	2,475,000	2,480,753
Intel Corp., 2.688%, Due 5/11/2022, (3-mo. USD LIBOR + 0.350%)A	4,540,000	4,563,423
Oracle Corp., 3.016%, Due 1/15/2019, (3-mo. USD LIBOR + 0.580%)A	4,280,000	4,284,515

		16,841,305

Utilities - 1.25%
Consolidated Edison Co. of New York, Inc., 2.773%, Due 6/25/2021, Series C, (3-mo. USD LIBOR + 0.400%)A	3,110,000	3,122,016

Total Corporate Obligations (Cost $106,616,830)		106,707,545

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.84%
Federal Farm Credit Banks,
2.121%, Due 7/2/2019, (1-mo. USD LIBOR - 0.140%)A	4,000,000	3,997,494
2.207%, Due 5/11/2020, (1-mo. USD LIBOR - 0.080%)A	7,160,000	7,153,652
2.334%, Due 2/10/2020, (1-mo. USD LIBOR + 0.050%)A	5,910,000	5,919,129

Total U.S. Government Agency Obligations (Cost $17,079,467)		17,070,275

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.10%
Federal Home Loan Mortgage Corp.,
2.243%, Due 7/5/2019, (3-mo. USD LIBOR - 0.165%)A	11,635,000	11,632,350
4.500%, Due 12/1/2034	2,826,062	2,908,101

See accompanying notes

8

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.10% (continued)
Federal National Mortgage Association,
5.500%, Due 1/1/2024	$1,811,575	$1,873,410
5.000%, Due 7/1/2026	1,261,485	1,299,641

Total U.S. Agency Mortgage-Backed Obligations (Cost $17,919,906)		17,713,502

U.S. TREASURY OBLIGATIONS - 31.92%
U.S. Treasury Notes/Bonds,
2.375%, Due 5/15/2027	32,410,000	30,590,736
6.250%, Due 5/15/2030	11,300,000	14,629,527
2.875%, Due 8/15/2045	5,345,000	4,847,456
2.500%, Due 5/15/2046	35,320,000	29,597,056

Total U.S. Treasury Obligations (Cost $81,168,997)		79,664,775

	Shares
SHORT-TERM INVESTMENTS - 10.90% (Cost $27,218,440)
Investment Companies - 10.90%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%B C	27,218,440	27,218,440

TOTAL INVESTMENTS - 99.51% (Cost $250,003,640)		248,374,537
OTHER ASSETS, NET OF LIABILITIES - 0.49%		1,226,537

TOTAL NET ASSETS - 100.00%		$249,601,074

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2018.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

LLC - Limited Liability Company.

LIBOR - London Interbank Offered Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$106,707,545	$-	$106,707,545
U.S. Government Agency Obligations	-	17,070,275	-	17,070,275
U.S. Agency Mortgage-Backed Obligations	-	17,713,502	-	17,713,502
U.S. Treasury Obligations	-	79,664,775	-	79,664,775
Short-Term Investments	27,218,440	-	-	27,218,440

Total Investments in Securities - Assets	$27,218,440	$221,156,097	$-	$248,374,537

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†	$221,156,097
Investments in affiliated securities, at fair value‡	27,218,440
Interest receivable	1,616,486
Receivable for fund shares sold	111,338
Receivable for expense reimbursement (Note 2)	57,088
Prepaid expenses	16,176

Total assets	250,175,625

Liabilities:
Payable for fund shares redeemed	259,515
Dividends payable	115,869
Management and sub-advisory fees payable (Note 2)	116,810
Service fees payable (Note 2)	2,331
Transfer agent fees payable (Note 2)	9,181
Custody and fund accounting fees payable	1,912
Professional fees payable	59,388
Trustee fees payable (Note 2)	968
Payable for prospectus and shareholder reports	7,486
Other liabilities	1,091

Total liabilities	574,551

Net assets	$249,601,074

Analysis of net assets:
Paid-in-capital	$254,621,543
Total distributable earnings (deficits)A	(5,020,469)

Net assets	$249,601,074

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	23,990,390

Y Class	376,632

Investor Class	1,122,774

Net assets:
Institutional Class	$234,919,975

Y Class	$3,685,857

Investor Class	$10,995,242

Net asset value, offering and redemption price per share:
Institutional Class	$9.79

Y Class	$9.79

Investor Class	$9.79

† Cost of investments in unaffiliated securities	$222,785,200
‡ Cost of investments in affiliated securities	$27,218,440

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividend income from affiliated securities (Note 7)	$145,360
Interest income	4,078,623

Total investment income	4,223,983

Expenses:
Management and sub-advisory fees (Note 2)	983,927
Transfer agent fees:
Institutional Class (Note 2)	69,120
Y Class (Note 2)	3,062
Investor Class	1,607
Custody and fund accounting fees	30,150
Professional fees	44,090
Registration fees and expenses	47,292
Service fees (Note 2):
Investor Class	26,091
Prospectus and shareholder report expenses	25,331
Trustee fees (Note 2)	11,315
Other expenses	15,998

Total expenses	1,257,983

Net fees waived and expenses (reimbursed) (Note 2)	(410,947)

Net expenses	847,036

Net investment income	3,376,947

Realized and unrealized (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesA	(780,123)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(1,810,001)

Net (loss) from investments	(2,590,124)

Net increase in net assets resulting from operations	$786,823

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in net unrealized appreciation (depreciation) at year end.

See accompanying notes

11

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$3,376,947	$1,879,017
Net realized (loss) from investments in unaffiliated securities	(780,123)	(2,226,277)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	(1,810,001)	1,566,653

Net increase in net assets resulting from operations	786,823	1,219,393

Distributions to shareholders:
Net investment income:
Institutional Class	–	(1,962,423)
Y Class	–	(43,416)
Investor Class	–	(104,914)
Net realized gain from investments:
Institutional Class	–	(90,251)
Y Class	–	(2,127)
Investor Class	–	(6,000)
Total retained earnings:*
Institutional Class	(3,305,504)	–
Y Class	(59,124)	–
Investor Class	(165,821)	–

Net distributions to shareholders	(3,530,449)	(2,209,131)

Capital share transactions (Note 9):
Proceeds from sales of shares	128,042,724	30,683,516
Reinvestment of dividends and distributions	3,065,757	2,206,616
Cost of shares redeemed	(24,196,699)	(22,360,012)

Net increase in net assets from capital share transactions	106,911,782	10,530,120

Net increase in net assets	104,168,156	9,540,382

Net assets:
Beginning of period	145,432,918	135,892,536

End of period	$249,601,074	$145,432,918

*  Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

12

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities.

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Notes to Financial Statements

October 31, 2018

The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $1 billion	0.20%
Over $1 billion	0.15%

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$625,499
Sub-Advisor Fees	0.20%	358,428

Total	0.55%	$983,927

Distribution Plans

The Fund has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$67,531

As of October 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$8,127

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2018, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Garcia Hamilton Quality Bond	$8,335

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2018, the Fund did not utilize the credit facility.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	11/1/2017 - 10/31/2018	Reimbursed Expenses	(Recouped) Expenses
Garcia Hamilton Quality Bond	Institutional	0.45%	$395,844	$–	2021
Garcia Hamilton Quality Bond	Y	0.55%	6,229	–	2021
Garcia Hamilton Quality Bond	Investor	0.83%	8,874	–	2021

Of these amounts, $57,088 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2018.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Garcia Hamilton Quality Bond	$–	$248,391	$–	2019
Garcia Hamilton Quality Bond	–	334,782	–	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors.

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Notes to Financial Statements

October 31, 2018

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the

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Notes to Financial Statements

October 31, 2018

full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate (“LIBOR”) or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively

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Notes to Financial Statements

October 31, 2018

affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

23

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

24

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the three year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$3,305,504	$2,052,674
Y Class	59,124	45,543
Investor Class	165,821	110,914

Total distributions paid	$3,530,449	$2,209,131

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$250,302,965	$234,693	$(2,163,121)	$(1,928,428)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Garcia Hamilton Quality Bond	$(1,928,428)	$115,877	$–	$(3,092,049)	$(115,869)	$(5,020,469)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

As of October 31, 2018, the Fund had no permanent differences.

25

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Garcia Hamilton Quality Bond	$1,967,308	$1,124,741

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Garcia Hamilton Quality Bond	$147,555,712	$178,054,593	$159,320,428	$83,259,535

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2018 Shares/Fair Value	Dividend Income
Garcia Hamilton Quality Bond	Direct	$1,557,790	$265,623,687	$239,963,037	$27,218,440	$145,360

8.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2018, the Fund did not utilize this facility.

26

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2018

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2018		2017
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	12,598,631	$124,573,816	2,836,854	$27,939,755
Reinvestment of dividends	287,808	2,842,265	207,980	2,050,230
Shares redeemed	(2,278,673)	(22,493,423)	(2,086,333)	(20,542,888)

Net increase in shares outstanding	10,607,766	$104,922,658	958,501	$9,447,097

	Y Class
	Year Ended October 31,
	2018		2017
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	77,645	$766,204	28,621	$283,135
Reinvestment of dividends	5,845	57,695	4,616	45,481
Shares redeemed	(23,305)	(230,768)	(44,015)	(430,968)

Net increase (decrease) in shares outstanding	60,185	$593,131	(10,778)	$(102,352)

	Investor Class
	Year Ended October 31,
	2018		2017
Garcia Hamilton Quality Bond Fund	Shares	Amount	Shares	Amount
Shares sold	273,789	$2,702,704	249,891	$2,460,626
Reinvestment of dividends	16,784	165,797	11,248	110,905
Shares redeemed	(149,158)	(1,472,508)	(140,498)	(1,386,156)

Net increase in shares outstanding	141,415	$1,395,993	120,641	$1,185,375

10.  Subsequent Events

Effective November 15, 2018, the Fund, along with certain other funds managed by the Manager, entered into a committed revolving line of credit with a max borrowing amount of $250 million.

Management has evaluated additional subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

27

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,		April 4, 2016A to October 31, 2016
	2018	2017

Net asset value, beginning of period	$9.91	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.20	0.14	0.05
Net (losses) on investments (both realized and unrealized)	(0.13)	(0.05)	(0.02)

Total income from investment operations	0.07	0.09	0.03

Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.05)
Distributions from net realized gains	–	(0.01)	–

Total distributions	(0.19)	(0.16)	(0.05)

Net asset value, end of period	$9.79	$9.91	$9.98

Total returnB	0.74%	0.91%	0.34	%C

Ratios and supplemental data:
Net assets, end of period	$234,919,975	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.69%	0.70%	1.06	%D
Expenses, net of reimbursements	0.45%	0.45%	0.45	%D
Net investment income, before expense reimbursements	1.68%	1.12%	0.29	%D
Net investment income, net of reimbursements	1.92%	1.37%	0.91	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

28

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,		April 4, 2016A to October 31, 2016
	2018	2017

Net asset value, beginning of period	$9.90	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.13	0.05
Net (losses) on investments (both realized and unrealized)	(0.11)	(0.06)	(0.02)

Total income from investment operations	0.07	0.07	0.03

Less distributions:
Dividends from net investment income	(0.18)	(0.14)	(0.05)
Distributions from net realized gains	–	(0.01)	–

Total distributions	(0.18)	(0.15)	(0.05)

Net asset value, end of period	$9.79	$9.90	$9.98

Total returnB	0.74%	0.71%	0.29	%C

Ratios and supplemental data:
Net assets, end of period	$3,685,857	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.75%	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55%	0.55	%D
Net investment income, before expense reimbursements	1.58%	1.05%	0.11	%D
Net investment income, net of reimbursements	1.78%	1.27%	0.85	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

29

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,		April 4, 2016A to October 31, 2016
	2018	2017

Net asset value, beginning of period	$9.91	$9.99	$10.00

Income (loss) from investment operations:
Net investment income	0.15	0.10	0.03
Net (losses) on investments (both realized and unrealized)	(0.11)	(0.06)	(0.01)

Total income from investment operations	0.04	0.04	0.02

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.03)
Distributions from net realized gains	–	(0.01)	–

Total distributions	(0.16)	(0.12)	(0.03)

Net asset value, end of period	$9.79	$9.91	$9.99

Total returnB	0.36%	0.43%	0.24	%C

Ratios and supplemental data:
Net assets, end of period	$10,995,242	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	0.92%	0.94%	1.19	%D
Expenses, net of reimbursements	0.83%	0.83%	0.83	%D
Net investment income, before expense reimbursements	1.41%	0.89%	0.21	%D
Net investment income, net of reimbursements	1.50%	0.99%	0.57	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

30

American Beacon FundsSM

Federal Tax Information

October 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Garcia Hamilton Quality Bond	-%

Qualified Dividend Income:

Garcia Hamilton Quality Bond	-%

Long-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$-

Short-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$-

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

31

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Garcia Hamilton Quality Bond Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and Garcia Hamilton & Associates, LP (the “subadvisor”).

The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by, or derived from, the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

32

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreement for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on April 4, 2016; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisor; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding their

33

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Fund’s subadvisory fee rate schedule is favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

34

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

35

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

The Trustees also considered: (1) information provided by the subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; (2) the Manager’s explanation that, unlike the funds in its Broadridge performance universe and Morningstar category, the Fund does not invest in high-yield (below investment grade securities), which have performed well in the recent past; (3) the subadvisor’s and Manager’s explanation that the Fund’s relative performance declined when a material increase in assets shortly after the Fund commenced operations required subadvisor to rebalance the Fund’s investment and sector allocations; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

36

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

37

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

38

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman and CEO; Resolute Investment Services, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

39

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present) and Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Distributors, Inc. (2017-Present) and Vice President (2017-2018); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present) Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2015-Present); Vice President, Resolute Investment Services, Inc. (2015-Present) Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present) and Chief Financial Officer (2010-Present); Treasurer and Chief Financial Officer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer and Chief Financial Officer, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and Chief Financial Officer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018) and Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and Chief Operating Officer (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Resolute Acquisition, Inc. (2015-2018); Assistant. Treasurer, Resolute Topco, Inc. (2015-2018); Assistant Treasurer, Resolute Investment Holdings, LLC. (2015-2018); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

43

American Beacon Garcia Hamilton Quality Bond FundSM

Privacy Policy

October 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

44

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

October 31, 2018

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Long-term investing isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

International Equity Market Overview

October 31, 2018 (Unaudited)

For much of the past 12 months, developed equity markets appreciated following signs of continuing global growth, albeit less synchronized than in calendar year 2017, as the U.S. outpaced other developed markets. However, the month of October 2018 brought international equity returns into negative territory, as global monetary liquidity continued to decrease, and stock volatility spiked. The best-performing markets in our investable universe included Israel, Norway, Finland, New Zealand and Switzerland. The worst-performing markets were Belgium, South Korea, China, Italy and Spain. Traditionally defensive sectors generally outperformed cyclical sectors over the year. The best-performing sectors in the MSCI EAFE Index (the “Index”) were Energy, Health Care and Consumer Staples. The worst-performing sectors were Financials, Telecommunication Services and Industrials. Every major currency except the Japanese yen depreciated compared to the U.S. dollar during the trailing 12 months, thus diminishing overall returns on overseas assets for U.S.-dollar-based investors.

Responding to fiscal and monetary stimulus, the U.S. economy appears healthy with an unemployment rate of 3.7% at the end of October – the lowest in nearly 50 years – supporting booming consumer confidence. The U.S. economy appears on track to deliver real gross domestic product (“GDP”) growth of 3% in 2018, despite the upward trajectory of the 10-year Treasury note yield, which reached 3.2% in October. Trade tensions, however, still reflect a large risk to U.S. economic growth. Companies are beginning to highlight potential cost increases resulting from tariffs and guidance on future earnings was weaker than expected, contributing to increased volatility.

In Europe, weakening global trade weighed on manufacturing growth, with the IHS Markit Eurozone Manufacturing Purchasing Managers’ Index for October reading well below the record highs seen near the turn of the calendar year, although still indicating an expansion. European Central Bank (“ECB”) President Mario Draghi said economic data indicated “an ongoing, broad-based expansion of the euro-area economy and gradually rising inflation pressures.”

Political risk remains in Europe:

The European Commission rejected the Italian government’s fiscally stimulative budget plan, requesting revisions that meet the fiscal targets set by European authorities; and

A Brexit negotiation breakthrough did not occur in the U.K. during the fiscal year, but the March 2019 deadline is fast approaching.

In China, continuing trade friction and a shift to slow the pace of credit growth in the shadow-banking sector has likely triggered a broader slowdown. GDP growth decelerated to an annualized rate of 6.5% in the third quarter of 2018, missing consensus expectations. Further escalation in tariffs would likely weigh on growth, however, the depreciation of the Chinese yuan against the U.S. dollar has partially offset the impact of tariffs.

2

American Beacon International Equity FundSM

Performance Overview

October 31, 2018 (Unaudited)

The Investor Class of the American Beacon International Equity Fund (the “Fund”) returned -7.86% for the twelve months ended October 31, 2018. The Fund underperformed the MSCI EAFE Index Net (the “Index”) return of -6.85%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2008 through 10/31/2018

Total Returns for the Period ended October 31, 2018
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2008- 10/31/2018
Institutional Class (1,8)	AAIEX	(7.55)%	2.56%	1.09%	6.98%	$19,640
Y Class (1,2,8)	ABEYX	(7.58)%	2.51%	1.01%	6.90%	$19,491
Investor Class (1,8)	AAIPX	(7.86)%	2.22%	0.74%	6.61%	$18,973
Advisor Class (1,3,8)	AAISX	(7.99)%	2.13%	0.63%	6.43%	$18,654
A Class without sales charge (1,4,8)	AIEAX	(7.89)%	2.20%	0.69%	6.53%	$18,823
A Class with sales Charge (1,4,8)	AIEAX	(13.19)%	0.21%	(0.50)%	5.90%	$17,741
C Class without sales charge (1,5,8)	AILCX	(8.52)%	1.43%	(0.05)%	5.87%	$17,691
C Class with sales charge (1,5,8)	AILCX	(9.52)%	1.43%	(0.05)%	5.87%	$17,691
R6 Class (1,6,8)	AAERX	(7.47)%	2.61%	1.12%	7.00%	$19,667

MSCI EAFE Index Net (7)		(6.85)%	3.62%	2.02%	6.89%	$19,473

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Institutional Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown from 2013 through 2015.

2.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/08 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/08.

3

American Beacon International Equity FundSM

Performance Overview

October 31, 2018 (Unaudited)

3.	A portion of the fees charged to the Advisor Class of the Fund was waived in 2009. Performance prior to waiving fees was lower than the actual returns shown for 2009.

4.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/08. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum sales charge for A Class is 5.75%.

5.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/08. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012 and partially recovered in 2013 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/08 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/08. A portion of the fees charged to the R6 Class of the Fund has been waived since 2/28/17. Performance prior to waiving fees was lower than the actual returns shown.

7.

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

8.

The total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C and R6 Class shares were 0.73%, 0.80%, 1.07%, 1.20%, 1.12%, 1.88% and 0.89%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period due to stock selection while country allocation slightly offset the underperformance.

Stock selections within the United Kingdom and France primarily contributed to the Fund’s relative underperformance, while stock selections in Japan added value. Detracting securities included British American Tobacco PLC (down 29.32%) within the United Kingdom, and Compagnie de Saint Gobain (down 35.12%) within France. The Fund’s investments in Japan, including Don Quijote Holdings Co., Ltd. (up 47.10%) helped relative performance during the prior twelve months.

From a country allocation perspective, overweighting out-of-index Canada (down 5.84%) and underweighting Spain (down 15.05%) contributed the most to the Fund’s performance relative to the Index. However, underweighting Japan (down 3.29%) and overweighting out-of-index Korea (down 19.90%) detracted during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Novartis AG		2.7
Prudential PLC		2.2
British American Tobacco PLC		1.9
BP PLC		1.8
Royal Dutch Shell PLC, Class B		1.8
Volkswagen AG		1.8
SAP SE		1.6
Samsung Electronics Co., Ltd.		1.4
BNP Paribas S.A.		1.4
UniCredit SpA		1.4

Total Fund Holdings	161

4

American Beacon International Equity FundSM

Performance Overview

October 31, 2018 (Unaudited)

Sector Allocation (% Equities)
Financials	20.4
Industrials	15.2
Health Care	12.7
Communication Services	9.4
Materials	9.1
Energy	8.8
Consumer Discretionary	8.1
Consumer Staples	6.7
Information Technology	5.3
Utilities	2.5
Real Estate	1.8

Country Allocation (% Equities)
United Kingdom	22.8
Japan	14.6
Germany	9.7
France	8.7
Switzerland	8.2
Netherlands	7.9
Canada	5.5
Republic of Korea	3.5
Ireland	3.0
Italy	2.2
Denmark	1.9
Norway	1.5
Singapore	1.3
Sweden	1.2
China	1.2
Luxembourg	1.2
Hong Kong	1.0
Israel	1.0
Belgium	0.9
Finland	0.9
Spain	0.9
Australia	0.9

5

American Beacon International Equity FundSM

Expense Example

October 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, Sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon International Equity FundSM

Expense Example

October 31, 2018 (Unaudited)

American Beacon International Equity Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
Institutional Class
Actual	$1,000.00	$897.40	$3.59
Hypothetical**	$1,000.00	$1,021.40	$3.82
Y Class
Actual	$1,000.00	$897.40	$3.97
Hypothetical**	$1,000.00	$1,021.00	$4.23
Investor Class
Actual	$1,000.00	$896.00	$5.21
Hypothetical**	$1,000.00	$1,019.70	$5.55
Advisor Class
Actual	$1,000.00	$895.50	$5.83
Hypothetical**	$1,000.00	$1,019.10	$6.21
A Class
Actual	$1,000.00	$895.90	$5.26
Hypothetical**	$1,000.00	$1,019.70	$5.60
C Class
Actual	$1,000.00	$892.90	$8.78
Hypothetical**	$1,000.00	$1,015.90	$9.35
R6 Class
Actual	$1,000.00	$897.90	$3.16
Hypothetical**	$1,000.00	$1,021.88	$3.36

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.75%, 0.83%, 1.09%, 1.22%, 1.10%, 1.84%, and 0.66% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon International Equity FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 28, 2018

8

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

Australia - 0.85% (Cost $20,236,755)
Common Stocks - 0.85%
BHP Billiton PLCA	1,228,611	$24,544,196

Belgium - 0.91%
Common Stocks - 0.91%
Anheuser-Busch InBev S.A.A	165,798	12,217,144
UCB S.A.A	166,830	14,003,404

Total Common Stocks		26,220,548

Total Belgium (Cost $30,884,495)		26,220,548

Canada - 5.30%
Common Stocks - 5.30%
Canadian Imperial Bank of Commerce	28,559	2,466,168
Canadian National Railway Co.	177,500	15,174,029
Canadian Pacific Railway Ltd.	62,268	12,769,564
Encana Corp.	1,789,151	18,265,934
Gildan Activewear, Inc.	488,463	14,600,645
Goldcorp, Inc.	993,800	8,975,868
Husky Energy, Inc.	990,800	14,006,448
Manulife Financial Corp.	1,595,439	25,123,210
National Bank of Canada	322,002	14,617,220
Rogers Communications, Inc., Class B	353,200	18,187,875
Wheaton Precious Metals Corp.	539,500	8,868,381

Total Common Stocks		153,055,342

Total Canada (Cost $150,346,776)		153,055,342

China - 1.17%
Common Stocks - 1.17%
China Merchants Port Holdings Co., Ltd.A	2,777,068	4,729,538
China Mobile Ltd.A	3,094,276	28,915,391

Total Common Stocks		33,644,929

Total China (Cost $39,451,028)		33,644,929

Denmark - 1.81%
Common Stocks - 1.81%
AP Moller - Maersk A/S, Class BA	8,706	11,053,061
Carlsberg A/S, Class BA	154,391	17,029,504
Novozymes A/S, Class BA	209,264	10,336,381
Vestas Wind Systems A/SA	221,082	13,846,124

Total Common Stocks		52,265,070

Total Denmark (Cost $53,676,739)		52,265,070

Finland - 0.91%
Common Stocks - 0.91%
Nordea Bank Abp	1,451,559	12,624,597
Sampo OYJ, Class AA	294,039	13,537,603

Total Common Stocks		26,162,200

Total Finland (Cost $30,792,377)		26,162,200

France - 8.48%
Common Stocks - 8.48%
Air Liquide S.A.A	83,452	10,108,821
AXA S.A.A	675,047	16,898,786
BNP Paribas S.A.A	779,956	40,670,215

See accompanying notes

9

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

France - 8.48% (continued)
Common Stocks - 8.48% (continued)
Capgemini SEA	143,153	$17,502,174
Cie de Saint-GobainA	574,925	21,633,855
Cie Generale des Etablissements Michelin SCAA	166,981	17,107,815
Credit Agricole S.A.A	638,409	8,177,416
Engie S.A.A	543,293	7,243,528
Safran S.A.A	163,858	21,106,818
SanofiA	273,080	24,408,096
Societe Generale S.A.A	242,989	8,925,672
Total S.A.A	121,663	7,140,304
Veolia Environnement S.A.A	585,879	11,688,704
Vinci S.A.A B	176,276	15,740,209
Vivendi S.A.A	688,220	16,628,345

Total Common Stocks		244,980,758

Total France (Cost $243,202,509)		244,980,758

Germany - 9.41%
Common Stocks - 7.49%
BASF SEA	393,024	30,275,641
Bayer AGA	202,695	15,562,149
Deutsche Post AGA	451,164	14,284,144
E.ON SEA	1,464,646	14,190,370
Fresenius Medical Care AG & Co. KGaAA	106,087	8,350,428
Fresenius SE & Co. KGaAA	138,936	8,854,410
HeidelbergCement AGA	170,782	11,603,218
Infineon Technologies AGA	583,261	11,692,727
LANXESS AGA	212,851	13,209,500
Merck KGaAA	142,635	15,284,555
SAP SEA	419,883	44,998,924
Siemens AGA	138,739	15,987,105
Telefonica Deutschland Holding AGA	3,058,649	11,896,812

Total Common Stocks		216,189,983

Preferred Stocks - 1.92%
Draegerwerk AG & Co. KGaAA C	71,725	3,855,164
Volkswagen AGA C	306,957	51,697,990

Total Preferred Stocks		55,553,154

Total Germany (Cost $271,625,295)		271,743,137

Hong Kong - 0.97%
Common Stocks - 0.97%
CK Asset Holdings Ltd.A	1,419,082	9,188,149
CK Hutchison Holdings Ltd.A	1,460,082	14,669,518
Techtronic Industries Co., Ltd.A	874,000	4,103,147

Total Common Stocks		27,960,814

Total Hong Kong (Cost $31,351,983)		27,960,814

Ireland - 2.89%
Common Stocks - 2.89%
Bank of Ireland Group PLCA	2,288,131	16,226,390
CRH PLCA	435,632	13,066,320
Linde PLCD	240,568	39,468,645
Ryanair Holdings PLC, Sponsored ADRD	175,683	14,546,552

Total Common Stocks		83,307,907

Total Ireland (Cost $76,694,102)		83,307,907

See accompanying notes

10

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

Israel - 0.96%
Common Stocks - 0.96%
Bank Leumi Le-Israel BMA	1,184,312	$7,381,371
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,018,399	20,347,612

Total Common Stocks		27,728,983

Total Israel (Cost $35,489,691)		27,728,983

Italy - 2.11%
Common Stocks - 2.11%
Eni SpAA	1,180,461	20,995,415
UniCredit SpAA	3,133,667	40,058,116

Total Common Stocks		61,053,531

Total Italy (Cost $69,229,880)		61,053,531

Japan - 14.14%
Common Stocks - 14.14%
Astellas Pharma, Inc.A	1,070,800	16,518,187
Daiwa House Industry Co., Ltd.A	882,654	26,559,422
Digital Garage, Inc.A	208,800	5,742,842
Don Quijote Holdings Co., Ltd.A B	559,700	33,487,571
East Japan Railway Co.A	229,300	20,022,033
Ezaki Glico Co., Ltd.A	219,000	10,886,646
FANUC Corp.A	74,200	12,895,120
IHI Corp.A	212,400	7,749,342
Inpex Corp.A	448,400	5,172,434
Japan Airlines Co., Ltd.A	451,300	16,040,034
Kao Corp.A	225,260	14,979,233
KDDI Corp.A	1,585,000	39,441,118
Kirin Holdings Co., Ltd.A	453,000	10,802,022
Mitsui Fudosan Co., Ltd.A	614,300	13,802,941
Nexon Co., Ltd.A D	975,900	11,060,793
Omron Corp.A	145,300	5,869,713
Panasonic Corp.A	1,005,100	11,081,985
Ryohin Keikaku Co., Ltd.A	31,800	8,397,941
Seven & i Holdings Co., Ltd.A	266,900	11,549,833
SoftBank Group Corp.A	157,300	12,753,641
Sompo Holdings, Inc.A	372,800	15,417,054
Sumitomo Metal Mining Co., Ltd.A	253,500	7,957,540
Sumitomo Mitsui Financial Group, Inc.A	735,100	28,558,036
Sumitomo Rubber Industries Ltd.A	285,700	4,097,664
Suntory Beverage & Food Ltd.A	215,300	8,761,924
Taiheiyo Cement Corp.A	126,700	3,731,214
Takeda Pharmaceutical Co., Ltd.A B	708,200	28,617,446
Yamaha Corp.A	369,100	16,207,385

Total Common Stocks		408,161,114

Total Japan (Cost $382,180,696)		408,161,114

Luxembourg - 1.13%
Common Stocks - 1.13%
SES S.A.A	999,383	21,472,936
Tenaris S.A.A	762,916	11,259,444

Total Common Stocks		32,732,380

Total Luxembourg (Cost $32,109,359)		32,732,380

See accompanying notes

11

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

Netherlands - 7.67%
Common Stocks - 7.67%
ABN AMRO Group N.V.A E	447,463	$10,992,949
Aegon N.V.A	809,646	4,974,180
Akzo Nobel N.V.A	431,734	36,310,806
ING Groep N.V.A	1,986,683	23,504,335
NXP Semiconductors N.V.	153,100	11,480,969
QIAGEN N.V.A D	274,583	9,972,264
Royal Dutch Shell PLC, Class AA	1,168,770	37,338,750
Royal Dutch Shell PLC, Class BA	1,590,971	51,801,507
SBM Offshore N.V.A	668,578	11,566,926
Wolters Kluwer N.V.A	412,455	23,419,028

Total Common Stocks		221,361,714

Total Netherlands (Cost $200,603,645)		221,361,714

Norway - 1.50%
Common Stocks - 1.50%
Equinor ASAA	609,057	15,692,800
Telenor ASAA	845,519	15,485,691
Yara International ASAA	280,558	12,043,385

Total Common Stocks		43,221,876

Total Norway (Cost $37,811,150)		43,221,876

Republic of Korea - 3.43%
Common Stocks - 3.43%
Hana Financial Group, Inc.A	472,142	15,921,421
KB Financial Group, Inc., ADR	366,217	15,216,316
Samsung Electronics Co., Ltd.A	1,094,293	40,926,147
SK Innovation Co., Ltd.A	17,062	3,208,553
SK Telecom Co., Ltd.A	100,538	23,631,720

Total Common Stocks		98,904,157

Total Republic of Korea (Cost $78,778,351)		98,904,157

Singapore - 1.30%
Common Stocks - 1.30%
DBS Group Holdings Ltd.A	982,910	16,677,908
Singapore Telecommunications Ltd.A	9,172,595	20,930,919

Total Common Stocks		37,608,827

Total Singapore (Cost $36,502,512)		37,608,827

Spain - 0.86%
Common Stocks - 0.86%
CaixaBank S.A.A	2,368,254	9,586,476
Red Electrica Corp. S.A.A	729,346	15,105,562

Total Common Stocks		24,692,038

Total Spain (Cost $23,382,936)		24,692,038

Sweden - 1.21%
Common Stocks - 1.21%
Assa Abloy AB, Class BA	1,047,521	20,882,008
Epiroc AB, Class AA D	1,065,022	9,341,266
Getinge AB, Class BA	483,082	4,739,856

Total Common Stocks		34,963,130

Total Sweden (Cost $40,068,135)		34,963,130

See accompanying notes

12

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

Switzerland - 7.94%
Common Stocks - 7.94%
ABB Ltd.A	1,429,264	$28,732,488
Aryzta AGA B D	332,801	3,098,998
Cie Financiere Richemont S.A.A	249,106	18,166,015
Ferguson PLCA	376,920	25,432,163
Givaudan S.A.A	4,942	11,963,899
Julius Baer Group Ltd.A D	225,980	10,304,329
Novartis AGA	900,362	78,625,183
Roche Holding AGA	135,011	32,760,169
UBS Group AGA D	1,451,884	20,258,802

Total Common Stocks		229,342,046

Total Switzerland (Cost $240,969,751)		229,342,046

United Kingdom - 22.09%
Common Stocks - 22.09%
Aon PLC	171,599	26,800,332
AstraZeneca PLCA	298,934	22,834,359
Aviva PLCA	3,324,826	18,190,277
BAE Systems PLCA	939,462	6,310,669
Balfour Beatty PLCA	2,812,579	9,451,017
Barclays PLCA	12,826,499	28,213,183
BP PLCA	7,172,547	51,954,498
British American Tobacco PLCA	1,289,809	55,969,731
Carnival PLCA	275,353	15,033,439
Cobham PLCA D	9,280,316	12,764,405
Compass Group PLCA	1,029,449	20,255,760
Diageo PLCA	643,659	22,262,340
GlaxoSmithKline PLCA	627,490	12,133,728
Howden Joinery Group PLCA	1,798,435	10,780,367
HSBC Holdings PLCA	1,634,824	13,408,816
Informa PLCA	1,667,353	15,195,060
Johnson Matthey PLCA	319,633	12,130,610
Kingfisher PLCA	3,776,078	12,285,133
Lloyds Banking Group PLCA	15,765,031	11,525,631
Melrose Industries PLCA	4,237,886	9,119,458
Micro Focus International PLCA	625,988	9,701,343
Prudential PLCA	3,192,847	64,048,519
RELX PLCA	876,041	17,341,619
Rolls Royce Holdings PLC, C Shares EntitlementA F	70,684,290	90,350
Rolls-Royce Holdings PLCA D	1,650,314	17,677,707
RSA Insurance Group PLCA	1,409,391	10,162,501
Shire PLCA	654,650	39,156,895
SSE PLCA	1,447,032	21,081,602
Standard Chartered PLCA	3,204,200	22,491,825
Travis Perkins PLCA	179,943	2,545,703
Unilever PLCA	378,110	20,022,272
Vodafone Group PLCA	14,261,593	26,936,975

Total Common Stocks		637,876,124

Total United Kingdom (Cost $710,499,019)		637,876,124

SHORT-TERM INVESTMENTS - 2.72% (Cost $78,615,200)
Investment Companies - 2.72%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%G H	78,615,200	78,615,200

See accompanying notes

13

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 1.49% (Cost $43,093,443)
Investment Companies - 1.49%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%G H	43,093,443	$43,093,443

TOTAL INVESTMENTS - 101.25% (Cost $2,957,595,827)		2,923,239,464
LIABILITIES, NET OF OTHER ASSETS - (1.25%)		(36,061,447)

TOTAL NET ASSETS - 100.00%		$2,887,178,017

Percentages are stated as a percent of net assets.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,507,990,456 or 86.87% of net assets.

B All or a portion of this security is on loan at October 31, 2018.

C A type of Preferred Stock that has no maturity date.

D Non-income producing security.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,992,949 or 0.38% of net assets. The Fund has no right to demand registration of these securities.

F Value was determined using significant unobservable inputs.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	25	November 2018	$2,918,660	$2,926,768	$8,108
CAC40 Index Futures	165	November 2018	9,516,379	9,512,564	(3,815)
DAX Index Futures	24	December 2018	8,169,833	7,786,405	(383,428)
FTSE 100 Index Futures	166	December 2018	15,413,255	15,088,209	(325,046)
FTSE/MIB Index Futures	17	December 2018	1,967,412	1,827,786	(139,626)
Hang Seng Index Futures	19	November 2018	2,999,607	3,017,802	18,195
IBEX 35 Index Futures	26	November 2018	2,609,559	2,616,948	7,389
OMXS30 Index Futures	136	November 2018	2,269,725	2,276,785	7,060
S&P/TSX 60 Index Futures	56	December 2018	7,992,650	7,607,611	(385,039)
SPI 200 Futures	57	December 2018	6,146,891	5,850,842	(296,049)
TOPIX Index Futures	144	December 2018	22,179,115	20,942,438	(1,236,677)

			$82,183,086	$79,454,158	$(2,728,928)

Forward Foreign Currency Contracts Open on October 31, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CAD	2,204,496	USD	2,242,820	12/10/2018	BNP	$-	$(38,324)	$(38,324)
USD	4,615,683	CHF	4,606,695	12/10/2018	BNP	8,988	-	8,988
CHF	1,446,879	USD	1,462,096	12/10/2018	BOM	-	(15,217)	(15,217)
SEK	2,878,105	USD	2,913,131	12/10/2018	BOM	-	(35,026)	(35,026)
CAD	11,075,667	USD	11,083,573	12/10/2018	BOM	-	(7,906)	(7,906)
GBP	20,322,877	USD	20,616,628	12/10/2018	BOM	-	(293,751)	(293,751)
USD	4,326,750	EUR	4,228,045	12/10/2018	BOM	98,705	-	98,705
USD	1,436,125	SEK	1,440,059	12/10/2018	BOM	-	(3,934)	(3,934)
EUR	6,164,241	USD	6,283,018	12/10/2018	BRC	-	(118,777)	(118,777)
USD	16,073,700	EUR	16,048,616	12/10/2018	BRC	25,084	-	25,084
USD	2,805,527	GBP	2,724,907	12/10/2018	BRC	80,620	-	80,620
EUR	4,777,997	USD	4,810,227	12/10/2018	CBK	-	(32,230)	(32,230)

See accompanying notes

14

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPY	5,220,610	USD	5,187,799	12/10/2018	CBK	$32,811	$-	$32,811
USD	3,659,972	JPY	3,623,256	12/10/2018	CBK	36,716	-	36,716
JPY	4,218,974	USD	4,246,861	12/10/2018	DUB	-	(27,887)	(27,887)
USD	12,986,186	JPY	13,006,877	12/10/2018	DUB	-	(20,691)	(20,691)
AUD	1,482,762	USD	1,476,624	12/10/2018	GSC	6,138	-	6,138
CAD	1,549,229	USD	1,564,147	12/10/2018	GSC	-	(14,918)	(14,918)
USD	9,492,113	GBP	9,548,699	12/10/2018	GSC	-	(56,586)	(56,586)
USD	5,222,609	CAD	5,205,652	12/10/2018	GSC	16,957	-	16,957
USD	929,321	AUD	922,387	12/10/2018	GSC	6,934	-	6,934
HKD	962,672	USD	962,192	12/10/2018	JPM	480	-	480
GBP	2,718,504	USD	2,741,160	12/10/2018	JPM	-	(22,656)	(22,656)
AUD	7,433,180	USD	7,491,398	12/10/2018	JPM	-	(58,218)	(58,218)
USD	1,868,682	CHF	1,829,525	12/10/2018	JPM	39,157	-	39,157
USD	3,654,747	AUD	3,640,665	12/10/2018	MYC	14,082	-	14,082
SEK	412,150	USD	413,794	12/10/2018	RBC	-	(1,644)	(1,644)
USD	1,505,519	CAD	1,485,374	12/10/2018	RBC	20,145	-	20,145
CHF	9,234,794	USD	9,643,218	12/10/2018	SCB	-	(408,424)	(408,424)
JPY	30,481,360	USD	31,042,160	12/10/2018	SOG	-	(560,800)	(560,800)
EUR	33,905,753	USD	34,788,987	12/10/2018	SOG	-	(883,234)	(883,234)
SEK	573,326	USD	579,809	12/10/2018	SOG	-	(6,483)	(6,483)
CHF	2,347,691	USD	2,389,252	12/10/2018	UAG	-	(41,561)	(41,561)
USD	394,601	SEK	385,397	12/10/2018	UAG	9,204	-	9,204
AUD	1,079,660	USD	1,077,087	12/10/2018	WBC	2,573	-	2,573
GBP	3,858,151	USD	3,962,698	12/10/2018	WBC	-	(104,547)	(104,547)

						$398,594	$(2,752,814)	$(2,354,220)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
BNP	BNP Paribas, N.A.
BOM	Bank of Montreal.
BRC	Barclays Bank PLC.
CBK	Citibank, N.A.
DUB	Deutsche Bank AG.
GSC	Goldman Sachs Capital Markets.
JPM	JPMorgan Chase Bank, N.A.
MYC	Morgan Stanley Bank, N.A.
RBC	Royal Bank of Canada.
SCB	Standard and Chartered Bank.
SOG	Societe Generale.
UAG	UBS AG.
WBC	Westpac Banking Corporation.

Currency Abbreviations:
AUD	Australian Dollar.
CAD	Canadian Dollar.
CHF	Swiss Franc.
EUR	Euro.
GBP	Pound Sterling.
HKD	Hong Kong Dollar.
JPY	Japanese Yen.
SEK	Swedish Krona.
USD	United States Dollar.

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

Index Abbreviations:
CAC40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/MIB	Borsa Italiana - Italian Stock Market Index
Hang Seng	Hong Kong Stock Market Index.
IBEX	Bolsa de Madrid - Spanish Stock Market Index.
OMXS30	Stockholm Stock Exchange’s leading share index.
SPI 200	Australian Equity Market Index Future.
S&P/TSX	Canadian Equity Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$-	$24,544,196	$-	$24,544,196
Belgium	-	26,220,548	-	26,220,548
Canada	153,055,342	-	-	153,055,342
China	-	33,644,929	-	33,644,929
Denmark	-	52,265,070	-	52,265,070
Finland	12,624,597	13,537,603	-	26,162,200
France	-	244,980,758	-	244,980,758
Germany	-	216,189,983	-	216,189,983
Hong Kong	-	27,960,814	-	27,960,814
Ireland	54,015,197	29,292,710	-	83,307,907
Israel	20,347,612	7,381,371	-	27,728,983
Italy	-	61,053,531	-	61,053,531
Japan	-	408,161,114	-	408,161,114
Luxembourg	-	32,732,380	-	32,732,380
Netherlands	11,480,969	209,880,745	-	221,361,714
Norway	-	43,221,876	-	43,221,876
Republic of Korea	15,216,316	83,687,841	-	98,904,157
Singapore	-	37,608,827	-	37,608,827
Spain	-	24,692,038	-	24,692,038
Sweden	-	34,963,130	-	34,963,130
Switzerland	-	229,342,046	-	229,342,046
United Kingdom	26,800,332	610,985,442	90,350	637,876,124
Foreign Preferred Stocks
Germany	-	55,553,154	-	55,553,154
Short-Term Investments	78,615,200	-	-	78,615,200
Securities Lending Collateral	43,093,443	-	-	43,093,443

Total Investments in Securities - Assets	$415,249,008	$2,507,900,106	$90,350	$2,923,239,464

Financial Derivative Instruments - Assets
Futures Contracts	$40,752	$-	$-	$40,752
Forward Foreign Currency Contracts	-	398,594	-	398,594

Total Financial Derivative Instruments - Assets	$40,752	$398,594	$-	$439,346

Financial Derivative Instruments - Liabilities
Futures Contracts	$(2,769,680)	$-	$-	$(2,769,680)
Forward Foreign Currency Contracts	-	(2,752,814)	-	(2,752,814)

Total Financial Derivative Instruments - Liabilities	$(2,769,680)	$(2,752,814)	$-	$(5,522,494)

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2018

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2017	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 10/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$-	$91,268	$-	$-	$-	$(918)	$-	$-	$90,350	$(918)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

The common stock classified as Level 3 was fair valued using the redemption value as of October 31, 2018. This security was included in the Level 3 category due to the use of unobservable inputs that were significant to the valuation.

See accompanying notes

17

American Beacon International Equity FundSM

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†§	$2,801,530,821
Investments in affiliated securities, at fair value‡	121,708,643
Foreign currency, at fair value^	93
Deposits with broker for futures contracts	18,312,018
Dividends and interest receivable	6,981,402
Receivable for investments sold	4,669,771
Receivable for fund shares sold	3,881,465
Receivable for tax reclaims	4,422,023
Receivable for expense reimbursement (Note 2)	186
Unrealized appreciation from forward foreign currency contracts	398,594
Prepaid expenses	91,541

Total assets	2,961,996,557

Liabilities:
Payable for investments purchased	6,924,717
Payable for fund shares redeemed	10,371,000
Payable for foreign currency deposits with broker for futures contracts, at fair value¤	4,077,358
Payable upon return of securities loaned (Note 9)§	43,093,443
Management and sub-advisory fees payable (Note 2)	3,836,135
Service fees payable (Note 2)	109,223
Transfer agent fees payable (Note 2)	163,716
Custody and fund accounting fees payable	67,026
Professional fees payable	75,151
Trustee fees payable (Note 2)	20,456
Payable for prospectus and shareholder reports	113,276
Unrealized depreciation from forward foreign currency contracts	2,752,814
Payable for variation margin from open futures contracts (Note 5)	3,177,975
Other liabilities	36,250

Total liabilities	74,818,540

Net assets	$2,887,178,017

Analysis of net assets:
Paid-in-capital	$2,710,082,872
Total distributable earnings (deficits)A	177,095,145

Net assets	$2,887,178,017

See accompanying notes

18

American Beacon International Equity FundSM

Statement of Assets and Liabilities

October 31, 2018

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	86,224,911

Y Class	46,605,121

Investor Class	13,543,268

Advisor Class	2,566,290

A Class	764,380

C Class	371,427

R6 Class	2,601,245

Net assets:
Institutional Class	$1,613,462,237

Y Class	$904,847,058

Investor Class	$250,804,403

Advisor Class	$48,571,916

A Class	$14,141,551

C Class	$6,625,329

R6 Class	$48,725,523

Net asset value, offering and redemption price per share:
Institutional Class	$18.71

Y Class	$19.42

Investor Class	$18.52

Advisor Class	$18.93

A Class	$18.50

A Class (offering price)	$19.63

C Class	$17.84

R6 Class	$18.73

† Cost of investments in unaffiliated securities	$2,835,887,184
‡ Cost of investments in affiliated securities	$121,708,643
§ Fair value of securities on loan	$41,033,943
¤ Cost of foreign currency deposits with broker for futures contracts	$(4,136,908)
^ Cost of foreign currency	$94

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

19

American Beacon International Equity FundSM

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$88,866,699
Dividend income from affiliated securities (Note 8)	1,828,438
Interest income (net of foreign taxes)	11,900
Income derived from securities lending (Note 9)	907,013

Total investment income	91,614,050

Expenses:
Management and sub-advisory fees (Note 2)	20,029,052
Transfer agent fees:
Institutional Class (Note 2)	577,766
Y Class (Note 2)	1,040,001
Investor Class	14,045
Advisor Class	2,845
A Class	3,811
C Class	2,769
R6 Class	416
Custody and fund accounting fees	891,551
Professional fees	160,755
Registration fees and expenses	164,431
Service fees (Note 2):
Investor Class	1,071,699
Advisor Class	135,576
A Class	18,909
C Class	5,730
Distribution fees (Note 2):
Advisor Class	135,576
A Class	41,754
C Class	75,083
Prospectus and shareholder report expenses	291,032
Trustee fees (Note 2)	220,962
Other expenses	308,679

Total expenses	25,192,442

Net fees waived and expenses (reimbursed) (Note 2)	(8,383)

Net expenses	25,184,059

Net investment income	66,429,991

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	180,506,328
Commission recapture (Note 1)	22,432
Foreign currency transactions	(517,228)
Forward foreign currency contracts	(5,982,698)
Futures contracts	(3,463,552)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(476,202,055)
Foreign currency transactions	25,773
Forward foreign currency contracts	592,626
Futures contracts	(7,263,158)

Net (loss) from investments	(312,281,532)

Net (decrease) in net assets resulting from operations	$(245,851,541)

† Foreign taxes	$8,672,394

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in net unrealized appreciation (depreciation) at year end.

See accompanying notes

20

American Beacon International Equity FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$66,429,991	$53,998,740
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	170,565,282	122,355,671
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	(482,846,814)	393,563,481

Net increase (decrease) in net assets resulting from operations	(245,851,541)	569,917,892

Distributions to shareholders:
Net investment income:
Institutional Class	-	(34,791,829)
Y Class	-	(18,973,818)
Investor Class	-	(7,051,311)
Advisor Class	-	(456,420)
A Class	-	(472,655)
C Class	-	(111,074)
Total retained earnings:*
Institutional Class	(51,858,343)	-
Y Class	(30,796,239)	-
Investor Class	(8,756,108)	-
Advisor Class	(1,516,721)	-
A Class	(482,751)	-
C Class	(155,808)	-
R6 Class	(351,275)	-

Net distributions to shareholders	(93,917,245)	(61,857,107)

Capital share transactions (Note 11):
Proceeds from sales of shares	802,744,600	775,385,640
Reinvestment of dividends and distributions	86,428,547	57,320,154
Cost of shares redeemed	(740,146,553)	(913,700,486)

Net increase (decrease) in net assets from capital share transactions	149,026,594	(80,994,692)

Net increase (decrease) in net assets	(190,742,192)	427,066,093

Net assets:
Beginning of period	3,077,920,209	2,650,854,116

End of period	$2,887,178,017	$3,077,920,209

*  Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

21

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon International Equity Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the Fund has chosen to adopt certain provisions of the standard which eliminated the disclosures of transfers between level 1 and level 2 portfolio investments and the policy for the timing of transfers between levels of the fair value hierarchy. Management has evaluated that the full adoption of this ASU will not have a material impact on the Fund’s financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

22

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

Class	Eligible Investors	Minimum Initial Investments
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable

23

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

Section 19(a) of the Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

24

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Causeway Capital Management LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$11,153,117
Sub-Advisor Fees	0.28%	8,875,935

Total	0.63%	$20,029,052

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2018, the Manager received securities lending fees of $93,380 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the

25

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity	$1,524,948

As of October 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
International Equity	$140,150

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2018, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
International Equity	$116,909	$33,598	$150,507

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a

26

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2018, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntarily agreed to reduce fees and/or reimburse expenses for the R6 Class of the Fund to the extent that total operating expenses exceed the expense cap. During the year ended October 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	11/1/2017 - 10/31/2018	Reimbursed Expenses	(Recouped) Expenses
International Equity	R6	0.66%	$8,383	$-	2021

Of these amounts, $186 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2018.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
International Equity	$-	$3,001	$-	2020

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allocate to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the

27

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allocated to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period November 1, 2017 through February 28, 2018 Foreside collected $3,091 for the Fund from the sale of Class A Shares. During the period March 1, 2018 through October 31, 2018 RID collected $1,554 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period November 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $32 for Class C Shares of the Fund. During the period March 1, 2018 through October 31, 2018, RID collected CDSC fees of $590 for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

28

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate

29

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended October 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2018, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended October 31, 2018
Fund	Purchased Contracts	Sold Contracts
International Equity	$155,347,264	$53,006,109

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2018, the Fund entered into futures contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2018
International Equity	997

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$398,594	$-	$-	$-	$398,594
Receivable for variation margin from open futures contracts(2)	-	-	-	-	40,752	40,752

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(2,752,814)	$-	$-	$-	$(2,752,814)
Payable for variation margin from open futures contracts	-	-	-	-	(2,769,680)	(2,769,680)

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(5,982,698)	$-	$-	$-	$(5,982,698)
Futures contracts	-	-	-	-	(3,463,552)	(3,463,552)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$592,626	$-	$-	$-	$592,626
Futures contracts	-	-	-	-	(7,263,158)	(7,263,158)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2018.

Offsetting of Financial and Derivative Assets as of October 31, 2018:
	Assets	Liabilities
Futures Contracts	$40,752	$2,769,680
Forward Foreign Currency Contracts	398,594	2,752,814

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$439,346	$5,522,494

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(40,752)	$(2,769,680)

Total derivative assets and liabilities subject to an MNA	$398,594	$2,752,814

35

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of October 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
BNP Paribas, N.A.	$8,988	$(8,988)	$-	$-	$-
Bank of Montreal	98,705	(98,705)	-	-	-
Barclays Bank PLC	105,704	(105,704)	-	-	-
Citibank, N.A.	69,527	(32,230)	-	-	37,297
Goldman Sachs Capital Markets	30,029	(30,029)	-	-	-
JPMorgan Chase Bank, N.A.	39,637	(39,637)	-	-	-
Morgan Stanley Bank, N.A.	14,082	-	-	-	14,082
Royal Bank of Canada	20,145	(1,644)	-	-	18,501
UBS AG	9,204	(9,204)	-	-	-
Westpac Banking Corporation	2,573	(2,573)	-	-	-

Total	$398,594	$(328,714)	$-	$-	$69,880

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
BNP Paribas, N.A.	$38,324	$(8,988)	$-	$-	$29,336
Bank of Montreal	355,834	(98,705)	-	-	257,129
Barclays Bank PLC	118,777	(105,704)	-	-	13,073
Citibank, N.A.	32,230	(32,230)	-	-	-
Deutsche Bank AG	48,578	-	-	-	48,578
Goldman Sachs Capital Markets	71,504	(30,029)	-	-	41,475
JPMorgan Chase Bank, N.A.	80,874	(39,637)	-	-	41,237
Royal Bank of Canada	1,644	(1,644)	-	-	-
Societe Generale	1,450,517	-	-	-	1,450,517
Standard and Chartered Bank	408,424	-	-	-	408,424
UBS AG	41,561	(9,204)	-	-	32,357
Westpac Banking Corporation	104,547	(2,573)	-	-	101,974

Total	$2,752,814	$(328,714)	$-	$-	$2,424,100

	Remaining Contractual Maturity of the Agreements As of October 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$43,093,443	$-	$-	$-	$43,093,443

Total Borrowings	$43,093,443	$-	$-	$-	43,093,443

Gross amount of recognized liabilities for securities lending transactions					$43,093,443

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

37

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be

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American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term

39

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

40

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

The tax character of distributions paid were as follows:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$33,083,270	$34,791,829
Y Class	19,410,963	18,973,818
Investor Class	5,187,972	7,051,311
Advisor Class	904,837	456,420
A Class	277,117	472,655
C Class	71,451	111,074
R6 Class	225,362	-
Long-term capital gains
Institutional Class	18,775,073	-
Y Class	11,385,276	-
Investor Class	3,568,136	-
Advisor Class	611,884	-
A Class	205,634	-
C Class	84,357	-
R6 Class	125,913	-

Total distributions paid	$93,917,245	$61,857,107

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity	$2,970,868,793	$243,598,506	$(290,991,618)	$(47,393,112)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
International Equity	$(47,393,112)	$55,542,651	$168,945,606	$-	$-	$177,095,145

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments as of October 31, 2018:

Fund	Paid-In-Capital	Distributable Earnings/(Loss)
International Equity	$110,911	$(110,911)

41

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Fund did not any have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
International Equity	$1,051,233,743	$885,717,039

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2018 Shares/Fair Value	Dividend Income
International Equity	Direct	$129,125,237	$970,187,026	$1,020,697,063	$78,615,200	$1,828,438
International Equity	Securities Lending	51,596,738	958,432,288	966,935,583	43,093,443	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

42

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
International Equity	$41,033,943	$43,093,443	$-	$43,093,443

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2018, the Fund did not utilize this facility.

43

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2018		2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	25,895,144	$534,557,653	24,547,005	$463,671,500
Reinvestment of dividends	2,331,173	48,325,212	1,852,549	31,919,427
Shares redeemed	(20,735,988)	(420,683,891)	(30,936,620)	(572,495,075)

Net increase (decrease) in shares outstanding	7,490,329	$162,198,974	(4,537,066)	$(76,904,148)

	Y Class
	Year Ended October 31,
	2018		2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	7,511,577	160,616,651	9,603,129	$188,451,831
Reinvestment of dividends	1,249,691	26,893,341	972,177	17,372,801
Shares redeemed	(9,727,486)	(207,013,204)	(8,510,279)	(164,255,587)

Net increase (decrease) in shares outstanding	(966,218)	$(19,503,212)	2,065,027	$41,569,045

	Investor Class
	Year Ended October 31,
	2018		2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,848,441	$37,668,754	3,314,057	$61,659,507
Reinvestment of dividends	423,698	8,719,712	410,726	7,027,516
Shares redeemed	(4,046,440)	(82,887,269)	(7,835,357)	(145,535,610)

Net (decrease) in shares outstanding	(1,774,301)	$(36,498,803)	(4,110,574)	$(76,848,587)

	Advisor Class
	Year Ended October 31,
	2018		2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	522,085	$10,866,488	1,750,129	$35,235,104
Reinvestment of dividends	72,002	1,516,353	26,039	456,207
Shares redeemed	(662,602)	(13,941,921)	(486,266)	(9,383,666)

Net increase (decrease) in shares outstanding	(68,515)	$(1,559,080)	1,289,902	$26,307,645

	A Class
	Year Ended October 31,
	2018		2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	341,544	$6,990,871	806,495	$14,930,964
Reinvestment of dividends	22,967	472,205	25,526	435,992
Shares redeemed	(464,462)	(9,545,785)	(1,051,715)	(20,195,546)

Net (decrease) in shares outstanding	(99,951)	$(2,082,709)	(219,694)	$(4,828,590)

	C Class
	Year Ended October 31,
	2018		2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	98,798	$1,957,866	293,130	$5,116,728
Reinvestment of dividends	7,541	150,449	6,515	108,211
Shares redeemed	(117,307)	(2,311,646)	(93,337)	(1,664,605)

Net increase (decrease) in shares outstanding	(10,968)	$(203,331)	206,308	$3,560,334

44

American Beacon International Equity FundSM

Notes to Financial Statements

October 31, 2018

	R6 Class
	Year Ended October 31, 2018		February 28, 2017A to October 31, 2017
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	2,465,662	$50,086,317	313,319	$6,320,006
Reinvestment of dividends	16,937	351,275	-	-
Shares redeemed	(186,126)	(3,762,837)	(8,547)	(170,397)

Net increase in shares outstanding	2,296,473	$46,674,755	304,772	$6,149,609

A Commencement of operations.

12.  Subsequent Events

Effective November 15, 2018, the Fund, along with certain other funds managed by the Manager, entered into a committed revolving line of credit with a max borrowing amount of $250 million.

Management has evaluated additional subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

45

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of period	$20.88	$17.41	$18.79	$19.51		$20.07

Income (loss) from investment operations:
Net investment income	0.44	0.39	0.29	0.35		0.54
Net gains (losses) on investments (both realized and unrealized)	(1.95)	3.51	(1.24)	(0.55)		(0.77)

Total income (loss) from investment operations	(1.51)	3.90	(0.95)	(0.20)		(0.23)

Less distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.27)	(0.52)		(0.33)
Distributions from net realized gains	(0.31)	-	(0.16)	-		-

Total distributions	(0.66)	(0.43)	(0.43)	(0.52)		(0.33)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$18.71	$20.88	$17.41	$18.79		$19.51

Total returnC	(7.55)%	22.94%	(5.07)%	(0.99)%		(1.18)%

Ratios and supplemental data:
Net assets, end of period	$1,613,462,237	$1,644,165,106	$1,450,052,040	$1,037,148,821		$956,960,452
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.73%	0.69%	0.70%		0.72%
Expenses, net of reimbursements	0.73%	0.73%	0.69%	0.69%		0.70%
Net investment income, before expense reimbursements	2.17%	2.01%	2.22%	1.93%		2.74%
Net investment income, net of reimbursements	2.17%	2.01%	2.22%	1.94%		2.76%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of period	$21.64	$18.03	$19.46	$20.21		$20.81

Income (loss) from investment operations:
Net investment income	0.46	0.38	0.41	0.35		0.50
Net gains (losses) on investments (both realized and unrealized)	(2.04)	3.65	(1.40)	(0.57)		(0.77)

Total income (loss) from investment operations	(1.58)	4.03	(0.99)	(0.22)		(0.27)

Less distributions:
Dividends from net investment income	(0.33)	(0.42)	(0.28)	(0.53)		(0.33)
Distributions from net realized gains	(0.31)	-	(0.16)	-		-

Total distributions	(0.64)	(0.42)	(0.44)	(0.53)		(0.33)

Redemption fees added to beneficial interests	-	-	-	0.00	A	0.00	A

Net asset value, end of period	$19.42	$21.64	$18.03	$19.46		$20.21

Total returnB	(7.58)%	22.84%	(5.14)%	(1.06)%		(1.31)%

Ratios and supplemental data:
Net assets, end of period	$904,847,058	$1,029,629,647	$820,596,038	$587,949,806		$530,836,707
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.80%	0.77%	0.77%		0.82%
Expenses, net of reimbursements	0.80%	0.80%	0.77%	0.77%		0.82%
Net investment income, before expense reimbursements	2.10%	1.95%	2.43%	1.87%		2.62%
Net investment income, net of reimbursements	2.10%	1.95%	2.43%	1.87%		2.62%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

47

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of period	$20.67	$17.24	$18.60	$19.32		$19.86

Income (loss) from investment operations:
Net investment income	0.41	0.35	0.34	0.31		0.46
Net gains (losses) on investments (both realized and unrealized)	(1.97)	3.45	(1.33)	(0.57)		(0.76)

Total income (loss) from investment operations	(1.56)	3.80	(0.99)	(0.26)		(0.30)

Less distributions:
Dividends from net investment income	(0.28)	(0.37)	(0.21)	(0.46)		(0.24)
Distributions from net realized gains	(0.31)	-	(0.16)	-		-

Total distributions	(0.59)	(0.37)	(0.37)	(0.46)		(0.24)

Redemption fees added to beneficial interests	-	-	-	0.00	A	0.00	A

Net asset value, end of period	$18.52	$20.67	$17.24	$18.60		$19.32

Total returnB	(7.86)%	22.50%	(5.38)%	(1.35)%		(1.54)%

Ratios and supplemental data:
Net assets, end of period	$250,804,403	$316,589,769	$334,895,337	$342,720,411		$348,541,811
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.07%	1.06%	1.03%		1.05%
Expenses, net of reimbursements	1.06%	1.07%	1.06%	1.03%		1.05%
Net investment income, before expense reimbursements	1.83%	1.69%	1.95%	1.60%		2.36%
Net investment income, net of reimbursements	1.83%	1.69%	1.95%	1.60%		2.36%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

48

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of period	$21.15	$17.62	$19.01	$19.76		$20.36

Income (loss) from investment operations:
Net investment income	0.36	0.23	0.35	0.38		0.44
Net gains (losses) on investments (both realized and unrealized)	(1.99)	3.64	(1.37)	(0.68)		(0.77)

Total income (loss) from investment operations	(1.63)	3.87	(1.02)	(0.30)		(0.33)

Less distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.21)	(0.45)		(0.27)
Distributions from net realized gains	(0.31)	-	(0.16)	-		-

Total distributions	(0.59)	(0.34)	(0.37)	(0.45)		(0.27)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$18.93	$21.15	$17.62	$19.01		$19.76

Total returnC	(7.99)%	22.38%	(5.40)%	(1.51)%		(1.64)%

Ratios and supplemental data:
Net assets, end of period	$48,571,916	$55,715,606	$23,692,313	$22,912,069		$7,677,201
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%	1.19%	1.16%		1.19%
Expenses, net of reimbursements	1.20%	1.20%	1.19%	1.16%		1.19%
Net investment income, before expense reimbursements	1.70%	1.51%	1.87%	1.55%		2.21%
Net investment income, net of reimbursements	1.70%	1.51%	1.87%	1.55%		2.21%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of period	$20.63	$17.23	$18.59	$19.32		$19.92

Income (loss) from investment operations:
Net investment income	0.38	0.30	0.32	0.31		0.46
Net gains (losses) on investments (both realized and unrealized)	(1.95)	3.48	(1.30)	(0.59)		(0.78)

Total income (loss) from investment operations	(1.57)	3.78	(0.98)	(0.28)		(0.32)

Less distributions:
Dividends from net investment income	(0.25)	(0.38)	(0.22)	(0.45)		(0.28)
Distributions from net realized gains	(0.31)	-	(0.16)	-		-

Total distributions	(0.56)	(0.38)	(0.38)	(0.45)		(0.28)

Redemption fees added to beneficial interests	-	-	-	0.00	A	0.00	A

Net asset value, end of period	$18.50	$20.63	$17.23	$18.59		$19.32

Total returnB	(7.89)%	22.43%	(5.34)%	(1.42)%		(1.65)%

Ratios and supplemental data:
Net assets, end of period	$14,141,551	$17,829,657	$18,673,142	$10,747,749		$8,540,234
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.12%	1.07%	1.08%		1.15%
Expenses, net of reimbursements	1.08%	1.12%	1.07%	1.08%		1.15%
Net investment income, before expense reimbursements	1.80%	1.65%	1.94%	1.55%		2.31%
Net investment income, net of reimbursements	1.80%	1.65%	1.94%	1.55%		2.31%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2018	2017	2016	2015		2014

Net asset value, beginning of period	$19.93	$16.73	$18.09	$18.83		$19.47

Income (loss) from investment operations:
Net investment income	0.22	0.17	0.18	0.16		0.30
Net gains (losses) on investments (both realized and unrealized)	(1.87)	3.36	(1.28)	(0.56)		(0.75)

Total income (loss) from investment operations	(1.65)	3.53	(1.10)	(0.40)		(0.45)

Less distributions:
Dividends from net investment income	(0.13)	(0.33)	(0.10)	(0.34)		(0.19)
Distributions from net realized gains	(0.31)	-	(0.16)	-		-

Total distributions	(0.44)	(0.33)	(0.26)	(0.34)		(0.19)

Redemption fees added to beneficial interests	-	-	-	0.00	A	0.00	A

Net asset value, end of period	$17.84	$19.93	$16.73	$18.09		$18.83

Total returnB	(8.52)%	21.50%	(6.12)%	(2.12)%		(2.36)%

Ratios and supplemental data:
Net assets, end of period	$6,625,329	$7,622,425	$2,945,246	$3,899,081		$3,028,934
Ratios to average net assets:
Expenses, before reimbursements	1.81%	1.88%	1.85%	1.82%		1.90%
Expenses, net of reimbursements	1.81%	1.88%	1.85%	1.83%		1.90%
Net investment income, before expense reimbursements	1.08%	0.96%	1.12%	0.77%		1.53%
Net investment income, net of reimbursements	1.08%	0.96%	1.12%	0.77%		1.53%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017

Net asset value, beginning of period	$20.89	$17.80

Income (loss) from investment operations:
Net investment income	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	(1.88)	3.01

Total income (loss) from investment operations	(1.49)	3.09

Less distributions:
Dividends from net investment income	(0.36)	-
Distributions from net realized gains	(0.31)	-

Total distributions	(0.67)	-

Net asset value, end of period	$18.73	$20.89

Total returnB	(7.47)%	17.36	%C

Ratios and supplemental data:
Net assets, end of period	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.89	%D
Expenses, net of reimbursements	0.66%	0.66	%D
Net investment income, before expense reimbursements	2.11%	1.63	%D
Net investment income, net of reimbursements	2.15%	1.85	%D
Portfolio turnover rate	29%	32	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is annualized.

See accompanying notes

52

American Beacon FundsSM

Federal Tax Information

October 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

International Equity	N/A

Qualified Dividend Income:

International Equity	100.00%

Long-Term Capital Gain Distributions:

International Equity	$34,756,273

Short-Term Capital Gain Distributions:

International Equity	$10,328,997

The Fund designated a foreign tax credit of $8,672,392 based on foreign sourced income of $97,554,254 for the year ended October 31, 2018.

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

53

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon International Equity Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”) and Templeton Investment Counsel, LLC (“Templeton”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by, or derived from, the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance

54

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

55

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of the Fund’s benchmark index, and, with respect to Causeway, a composite of similar accounts managed by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund’s R6 Class shares that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the Fund’s subadvisory fee rate schedule for each such firm is favorable compared to other comparable client accounts of that firm. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

56

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

57

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	2	nd Quintile

In considering the renewal of the Investment Advisory Agreements with Causeway, Lazard and Templeton, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Causeway	5 Years	1	st Quintile
Lazard	5 Years	1	st Quintile
Templeton	5 Years	3	rd Quintile

The Trustees also considered: (1) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (2) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman and CEO; Resolute Investment Services, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present) and Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Distributors, Inc. (2017-Present) and Vice President (2017-2018); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present) Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2015-Present); Vice President, Resolute Investment Services, Inc. (2015-Present) Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present) and Chief Financial Officer (2010-Present); Treasurer and Chief Financial Officer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer and Chief Financial Officer, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and Chief Financial Officer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018) and Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and Chief Operating Officer (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Resolute Acquisition, Inc. (2015-2018); Assistant. Treasurer, Resolute Topco, Inc. (2015-2018); Assistant Treasurer, Resolute Investment Holdings, LLC. (2015-2018); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

65

American Beacon FundsSM

Privacy Policy

October 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

October 31, 2018

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND RISKS

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Long-term investing isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2018 (Unaudited)

For the year ended October 31, 2018, the broad market S&P 500® Index (the “Index”) and the Dow Jones Industrial Average gained 7.35% and 9.87%, respectively. From a style perspective, Growth significantly outperformed Value across all market caps, according to the Russell® Indexes. In terms of size, it went from largest to smallest with large caps as the best performers, followed by mid-caps and small caps.

The following table illustrates various Russell Index returns according to size and style.

12-Month Period Ended October 31, 2018

Large Caps	1 Year
Russell 1000 Index	6.98
Russell 1000 Growth Index	10.71
Russell 1000 Value Index	3.04

Mid-Caps	1 Year
Russell Midcap Index	2.80
Russell Midcap Growth Index	6.14
Russell Midcap Value Index	0.16

Small Caps	1 Year
Russell 2000 Index	1.85
Russell 2000 Growth Index	4.13
Russell 2000 Value Index	(0.59)

Although these returns may appear to be run of the mill, they are not. The 2017 calendar year ended on a strong note, riding on the wave of the Trump administration’s pro-growth policies and the Federal Reserve’s (the “Feds”) cautious navigation of the path to normalized interest rates. Short-volatility traders and cryptocurrencies were still all the rage. Unfortunately, 2018 came with a vengeance. By March of 2018, the short-volatility trade was literally wiped out and many cryptocurrencies lost value from previous-year highs. As market participants wondered how bad things would get, a shot of strong gross domestic product (“GDP”) growth in the second quarter of 2018 pushed markets higher through August. The last few months of the period under review witnessed the return of volatility as the rhetoric of a trade war heightened, economic growth forecasts declined, Capitol Hill gridlock following the mid-term elections dampened the potential for pro-growth policy, and the likelihood of continued rate hikes made investors nervous.

Looking more closely at the markets’ returns, a small subset of sectors accounted for most of the gains. For example, the Index derived more than 80% of its return from the Technology sector (315 basis points, or 3.15%), the Consumer Discretionary sector (146 basis points, or 1.46%) and the Health Care sector (144 basis points, or 1.44%), which comprise about 44% of the Index. The remaining eight sectors underperformed the Index. Similar trends also occurred in mid-caps and small caps; however, not to this degree. A narrow market is not uncommon as bull markets move into their later stages. For example, on August 22, 2018, the current bull market became the longest one in history, eclipsing the bull run in the 1990s.

The present bull market has been powered by slow and steady growth. In the last 12 months, the economy continued to be a bright spot. Third-quarter real GDP was up 3.5% (seasonally adjusted annual rate) on top of the strong 4.2% gain in the second quarter. In addition, the unemployment rate is near 50-year lows. Inflation, while rising, is still in an acceptable range, and the U.S. dollar is strong. All these factors contributed to the strong market returns and allowed the Fed to implement three rate hikes in 2018, with another expected in December.

Despite the favorable factors, the U.S. equity markets ended the 12-month period in a slump. Fear overwhelmed investors as the markets corrected. The markets sit at the crossroads of correction and a bear market – with risks of trade wars, slower growth and interest-rate hikes balanced by low unemployment, subdued inflation, and equity valuations near long-term averages.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

The Investor Class of the American Beacon Small Cap Value Fund (the “Fund”) returned -3.28% for the twelve months ended October 31, 2018, underperforming the Russell 2000® Value Index (the “Index”) return of -0.59% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2008 through 10/31/2018

Total Returns for the Period ended October 31, 2018
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2008- 10/31/2018
Institutional Class (1,8)	AVFIX	(2.96)%	8.19%	6.80%	12.83%	$33,430
Y Class (1,2,8)	ABSYX	(3.03)%	8.11%	6.71%	12.71%	$33,079
Investor Class (1,8)	AVPAX	(3.28)%	7.87%	6.46%	12.44%	$32,314
Advisor Class (1,3,8)	AASSX	(3.44)%	7.67%	6.28%	12.27%	$31,822
A Class without sales charge (1,4,8)	ABSAX	(3.37)%	7.77%	6.37%	12.33%	$31,976
A Class with sales charge (1,4,8)	ABSAX	(8.93)%	5.66%	5.12%	11.66%	$30,127
C Class without sales charge (1,5,8)	ASVCX	(3.89)%	7.04%	5.61%	11.65%	$30,098
C Class with sales charge (1,5,8)	ASVCX	(4.89)%	7.04%	5.61%	11.65%	$30,098
R6 Class (1,6,8)	AASRX	(2.93)%	8.21%	6.81%	12.83%	$33,441

Russell 2000® Value Index (7)		(0.59)%	10.52%	7.18%	10.95%	$28,257

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/08 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/08.

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

3.	A portion of the fees charged to the Advisor Class of the Fund was waived in 2009. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

4.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/08. A portion of the fees charged to the A Class of the Fund was waived in 2010, 2012, 2013, and 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012, 2013, and 2014. The maximum sales charge for A Class is 5.75%.

5.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/08. A portion of the fees charged to the C Class of the Fund was waived in 2010, 2012, and 2013 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012 and 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/08 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/08. A portion of the fees charged to the R6 Class of the Fund has been waived since 2/28/17. Performance prior to waiving fees was lower than the actual returns shown.

7.

The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and R6 Class shares were 0.83%, 0.91%, 1.13%, 1.31%, 1.21%, 1.97%, and 0.81%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as both stock selection and sector allocation detracted value relative to the Index.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Consumer Discretionary and Materials sectors. In Consumer Discretionary, the Fund’s positions in Tenneco Inc., Class A (down 38.6%), MDC Partners (down 78.2%) and Whirlpool Corp., (down 31.0%) negatively impacted performance. Companies in the Materials sector detracting from performance included Ferroglobe PLC (down 61.4%), Polyone Corporation (down 28.7%) and Owens Illinois, Inc. (down 36.6%). Positive security selection in the Information Technology sector added relative value. Plantronics Inc. (up 30.3%) and Ciena Corp. (up 41.7%) were the largest contributors in the Information Technology sector.

From a sector allocation perspective, the Fund’s overweight position in Information Technology, the second worst performing sector, detracted from performance. An overweight in Materials, which was the worst performing sector during the period, also detracted from relative value. This underperformance was slightly offset by an overweight in Consumer Discretionary, the second best performing sector in the Index.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Portland General Electric Co.		0.9
ARRIS International PLC		0.9
Callon Petroleum Co.		0.8
American Axle & Manufacturing Holdings, Inc.		0.7
Diodes, Inc.		0.7
UMB Financial Corp.		0.7
Enstar Group Ltd.		0.7
Associated Banc-Corp		0.7
Brooks Automation, Inc.		0.7
Ciena Corp.		0.7

Total Fund Holdings	748

Sector Allocation (% Equities)
Financials		27.4
Industrials		19.4
Information Technology		12.1
Consumer Discretionary		11.7
Energy		8.1
Materials		5.5
Health Care		4.4
Real Estate		4.2
Utilities		2.7
Consumer Staples		2.4
Communication Services		2.1

5

American Beacon Small Cap Value FundSM

Expense Example

October 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, Sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Small Cap Value FundSM

Expense Example

October 31, 2018 (Unaudited)

American Beacon Small Cap Value Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
Institutional Class
Actual	$1,000.00	$964.20	$3.96
Hypothetical**	$1,000.00	$1,021.20	$4.08
Y Class
Actual	$1,000.00	$963.70	$4.31
Hypothetical**	$1,000.00	$1,020.80	$4.43
Investor Class
Actual	$1,000.00	$962.80	$5.64
Hypothetical**	$1,000.00	$1,019.50	$5.80
Advisor Class
Actual	$1,000.00	$961.90	$6.28
Hypothetical**	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$962.10	$6.08
Hypothetical**	$1,000.00	$1,019.00	$6.26
C Class
Actual	$1,000.00	$959.00	$9.23
Hypothetical**	$1,000.00	$1,015.80	$9.50
R6 Class
Actual	$1,000.00	$964.60	$3.81
Hypothetical**	$1,000.00	$1,021.32	$3.92

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 0.87%, 1.14%, 1.27%, 1.23%, 1.87%, and 0.77% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2018, and the related statement of operations, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 28, 2018

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47%
Communication Services - 2.08%
Diversified Telecommunication Services - 0.13%
IDT Corp., Class B	349,596	$2,461,156
Iridium Communications, Inc.A	297,978	5,902,944

		8,364,100

Entertainment - 0.02%
Marcus Corp.	37,962	1,481,277

Interactive Media & Services - 0.03%
Cars.com, Inc.A	57,357	1,497,591

Media - 1.77%
Entercom Communications Corp., Class AB	202,778	1,316,029
Entravision Communications Corp., Class A	397,939	1,965,819
EW Scripps Co., Class A	634,287	10,668,707
Gannett Co., Inc.	290,291	2,815,823
Gray Television, Inc.A	1,008,576	17,458,451
John Wiley & Sons, Inc., Class A	197,512	10,713,051
MDC Partners, Inc., Class AA	1,783,965	4,406,393
Meredith Corp.B	181,726	9,369,793
MSG Networks, Inc., Class AA	269,589	6,887,999
New Media Investment Group, Inc.	96,769	1,359,604
New York Times Co., Class A	330,278	8,719,339
Nexstar Media Group, Inc., Class A	142,438	10,667,182
Scholastic Corp.	429,107	18,614,662
Sinclair Broadcast Group, Inc., Class A	144,834	4,148,046
TEGNA, Inc.	599,491	6,918,126

		116,029,024

Wireless Telecommunication Services - 0.13%
Telephone & Data Systems, Inc.	281,534	8,679,693

Total Communication Services		136,051,685

Consumer Discretionary - 11.26%
Auto Components - 1.59%
American Axle & Manufacturing Holdings, Inc.A	3,229,812	48,996,248
Cooper Tire & Rubber Co.	266,992	8,247,383
Cooper-Standard Holdings, Inc.A	19,802	1,834,655
Dana, Inc.	237,652	3,700,242
Gentherm, Inc.A	325,282	14,195,306
Horizon Global Corp.A B	369,772	2,074,421
Modine Manufacturing Co.A	139,860	1,819,578
Motorcar Parts of America, Inc.A	91,709	1,942,397
Standard Motor Products, Inc.	113,309	6,131,150
Stoneridge, Inc.A	26,295	668,156
Superior Industries International, Inc.	237,625	2,335,854
Tenneco, Inc., Class A	276,691	9,526,471
Tower International, Inc.	89,617	2,660,729

		104,132,590

Automobiles - 0.10%
Winnebago Industries, Inc.	246,700	6,799,052

Diversified Consumer Services - 0.70%
Adtalem Global Education, Inc.A	301,025	15,240,896
American Public Education, Inc.A	62,283	2,038,523
Graham Holdings Co., Class B	13,081	7,600,715
H&R Block, Inc.	524,723	13,926,148
K12, Inc.A	99,844	2,137,660

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Consumer Discretionary - 11.26% (continued)
Diversified Consumer Services - 0.70% (continued)
Sotheby’sA	78,574	$3,300,108
Strategic Education, Inc.	11,581	1,457,121

		45,701,171

Hotels, Restaurants & Leisure - 1.10%
Belmond Ltd., Class AA	363,445	6,222,178
Bloomin’ Brands, Inc.	796,188	15,883,951
Bluegreen Vacations Corp.B	98,886	1,295,407
Bojangles’, Inc.A	197,251	3,118,538
Brinker International, Inc.B	129,325	5,606,239
Carrols Restaurant Group, Inc.A	89,591	1,179,018
Cheesecake Factory, Inc.	414,750	20,049,015
Dave & Buster’s Entertainment, Inc.	175,995	10,480,502
El Pollo Loco Holdings, Inc.A	199,122	2,491,016
Eldorado Resorts, Inc.A	16,650	607,725
Hilton Grand Vacations, Inc.A	44,921	1,207,027
International Speedway Corp., Class A	75,983	2,850,122
Ruth’s Hospitality Group, Inc.	29,133	787,465

		71,778,203

Household Durables - 1.83%
Century Communities, Inc.A	117,687	2,497,318
CSS Industries, Inc.	104,835	1,377,532
Ethan Allen Interiors, Inc.	516,021	9,876,642
Flexsteel Industries, Inc.	49,876	1,267,848
Green Brick Partners, Inc.A	57,534	540,820
Helen of Troy Ltd.A	175,367	21,766,552
Hooker Furniture Corp.	59,268	1,734,774
iRobot Corp.A B	10,005	882,141
KB Home	478,266	9,550,972
La-Z-Boy, Inc.	152,055	4,227,129
LGI Homes, Inc.A B	29,411	1,258,497
Lifetime Brands, Inc.	34,129	353,235
M/I Homes, Inc.A	328,106	7,930,322
MDC Holdings, Inc.	381,754	10,727,287
Meritage Homes Corp.A	67,114	2,499,997
Taylor Morrison Home Corp., Class AA	360,299	5,959,345
Tempur Sealy International, Inc.A	14,393	665,101
TRI Pointe Group, Inc.A	1,349,210	16,055,599
Tupperware Brands Corp.	81,001	2,843,135
Whirlpool Corp.	111,457	12,233,520
William Lyon Homes, Class AA	325,636	4,415,624
ZAGG, Inc.A	102,087	1,236,274

		119,899,664

Internet & Direct Marketing Retail - 0.05%
Duluth Holdings, Inc., Class BA B	42,209	1,297,082
Lands’ End, Inc.A B	127,728	2,083,244

		3,380,326

Leisure Products - 0.32%
Brunswick Corp.	214,595	11,156,794
Malibu Boats, Inc., Class AA	181,555	7,298,511
Nautilus, Inc.A	207,399	2,536,490

		20,991,795

Media - 0.12%
AMC Networks, Inc., Class AA	134,200	7,861,436

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Consumer Discretionary - 11.26% (continued)
Multiline Retail - 0.59%
Big Lots, Inc.	449,069	$18,645,345
Dillard’s, Inc., Class AB	279,168	19,659,011

		38,304,356

Specialty Retail - 4.30%
Aaron’s, Inc.	284,330	13,400,473
Abercrombie & Fitch Co., Class A	652,122	12,846,803
Asbury Automotive Group, Inc.A	84,859	5,524,321
Ascena Retail Group, Inc.A	394,822	1,520,065
Bed Bath & Beyond, Inc.B	420,018	5,771,047
Buckle, Inc.B	386,884	7,892,434
Caleres, Inc.	370,898	12,684,712
Chico’s FAS, Inc.	676,171	5,186,232
Dick’s Sporting Goods, Inc.	668,955	23,660,938
DSW, Inc., Class A	354,385	9,408,922
Express, Inc.A	1,510,445	13,307,020
Foot Locker, Inc.	309,100	14,570,974
Francesca’s Holdings Corp.A	508,631	1,546,238
GameStop Corp., Class AB	127,268	1,858,113
Genesco, Inc.A	130,476	5,583,068
Group 1 Automotive, Inc.	250,625	14,471,087
Guess?, Inc.	151,727	3,222,681
Haverty Furniture Cos, Inc.	33,360	676,541
Hibbett Sports, Inc.A	293,105	5,120,544
Kirkland’s, Inc.A	200,567	2,027,732
Lithia Motors, Inc., Class A	27,618	2,460,211
Lumber Liquidators Holdings, Inc.A B	98,768	1,181,265
Murphy USA, Inc.A	110,847	8,937,594
Office Depot, Inc.	7,013,497	17,954,552
Party City Holdco, Inc.A B	366,233	3,834,460
Penske Automotive Group, Inc.	228,323	10,132,975
Pier 1 Imports, Inc.	219,264	348,630
Sally Beauty Holdings, Inc.A	323,200	5,756,192
Shoe Carnival, Inc.	41,438	1,687,770
Sonic Automotive, Inc., Class A	1,276,929	23,137,953
Sportsman’s Warehouse Holdings, Inc.A	370,652	1,864,380
Tailored Brands, Inc.	134,267	2,820,950
Urban Outfitters, Inc.A	223,905	8,835,291
Williams-Sonoma, Inc.B	449,211	26,674,149
Zumiez, Inc.A	231,237	5,378,573

		281,284,890

Textiles, Apparel & Luxury Goods - 0.56%
Crocs, Inc.A	138,742	2,849,761
Deckers Outdoor Corp.A	52,359	6,658,494
Movado Group, Inc.	92,625	3,566,989
Oxford Industries, Inc.	127,638	11,357,229
Vera Bradley, Inc.A	402,384	5,307,445
Wolverine World Wide, Inc.	193,205	6,795,020

		36,534,938

Total Consumer Discretionary		736,668,421

Consumer Staples - 2.36%
Beverages - 0.21%
Boston Beer Co., Inc., Class AA	45,355	13,937,138

Food & Staples Retailing - 0.74%
Andersons, Inc.	182,998	6,587,928

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Consumer Staples - 2.36% (continued)
Food & Staples Retailing - 0.74% (continued)
Casey’s General Stores, Inc.	100,358	$12,656,147
Performance Food Group Co.A	231,200	6,778,784
SpartanNash Co.	132,085	2,357,717
Sprouts Farmers Market, Inc.A	420,458	11,306,116
United Natural Foods, Inc.A	171,908	3,735,561
Village Super Market, Inc., Class A	52,287	1,288,352
Weis Markets, Inc.	72,400	3,341,260

		48,051,865

Food Products - 1.18%
B&G Foods, Inc.B	72,586	1,890,140
Cal-Maine Foods, Inc.	110,000	5,353,700
Darling Ingredients, Inc.A	1,542,987	31,878,111
Dean Foods Co.	195,586	1,562,732
Fresh Del Monte Produce, Inc.	280,470	9,263,924
Hain Celestial Group, Inc.A	402,609	10,016,912
Sanderson Farms, Inc.	20,972	2,063,435
SunOpta, Inc.A B	2,060,885	15,291,767

		77,320,721

Household Products - 0.14%
Energizer Holdings, Inc.	156,333	9,187,690

Metals & Mining - 0.00%
Ferroglobe Representation & Warranty InsuranceC D	2,123,070	-

Personal Products - 0.02%
Natural Health Trends Corp.B	60,094	1,366,537

Tobacco - 0.07%
Universal Corp.	67,100	4,553,406

Total Consumer Staples		154,417,357

Energy - 7.77%
Energy Equipment & Services - 2.44%
C&J Energy Services, Inc.A	1,051,418	19,745,630
CARBO Ceramics, Inc.A B	370,783	1,790,882
Diamond Offshore Drilling, Inc.A B	438,059	6,211,677
Dril-Quip, Inc.A	375,347	15,974,768
Ensco PLC, Class A	73,542	525,090
Frank’s International N.V.A	5,686,436	40,373,696
Helix Energy Solutions Group, Inc.A	398,422	3,394,555
Key Energy Services, Inc.A	308,100	2,788,305
Mammoth Energy Services, Inc.	120,400	3,005,184
Matrix Service Co.A	112,427	2,285,641
McDermott International, Inc.A	160,364	1,239,614
Nabors Industries Ltd.	867,466	4,311,306
Newpark Resources, Inc.A	1,095,460	8,993,727
Nine Energy Service, Inc.A	33,100	1,225,693
Oceaneering International, Inc.A	127,953	2,423,430
Oil States International, Inc.A	563,204	12,542,553
Patterson-UTI Energy, Inc.	617,472	10,274,734
Quintana Energy Services, Inc.A	296,600	1,895,274
Rowan Cos PLC, Class AA	92,630	1,473,743
SEACOR Holdings, Inc.A	113,390	5,441,586
Smart Sand, Inc.A B	591,468	1,638,366
Superior Energy Services, Inc.A	347,400	2,720,142

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Energy - 7.77% (continued)
Energy Equipment & Services - 2.44% (continued)
Transocean Ltd.A B	562,724	$6,195,591
Unit Corp.A	145,509	3,365,623

		159,836,810

Oil, Gas & Consumable Fuels - 5.33%
Alliance Resource Partners LP, MLP	212,578	4,079,372
Arch Coal, Inc., Class A	108,710	10,425,289
Berry Petroleum Corp.	313,400	4,387,600
Bonanza Creek Energy, Inc.A	590,638	15,208,928
California Resources Corp.A	38,604	1,209,849
Callon Petroleum Co.A	4,986,411	49,714,518
Carrizo Oil & Gas, Inc.A	246,460	4,488,037
Chesapeake Energy Corp.A B	2,454,200	8,614,242
CNX Midstream Partners LP, MLP	73,253	1,336,867
CNX Resources Corp.A	575,582	9,007,858
Contango Oil & Gas Co.A	214,077	1,081,089
Cosan Ltd., Class A	328,595	2,743,768
CVR Refining LP	30,786	592,631
Delek US Holdings, Inc.	64,972	2,385,772
Denbury Resources, Inc.A	1,634,369	5,638,573
Earthstone Energy, Inc., Class AA	232,846	1,916,323
EP Energy Corp., Class AA B	272,538	490,568
Gran Tierra Energy, Inc.A	1,513,503	4,616,184
Gulfport Energy Corp.A	265,558	2,419,233
HighPoint Resources Corp.A	573,582	2,133,725
Kosmos Energy Ltd.A	2,096,571	13,606,746
Midstates Petroleum Co., Inc.A	107,621	775,947
Murphy Oil Corp.	444,909	14,174,801
Nordic American Tankers Ltd.B	777,877	2,014,701
Oasis Petroleum, Inc.A	1,304,960	13,127,898
Par Pacific Holdings, Inc.A	115,153	2,035,905
PBF Energy, Inc., Class A	43,200	1,807,920
PBF Logistics LP	86,409	1,888,037
PDC Energy, Inc.A	327,888	13,918,846
Peabody Energy Corp.	429,850	15,238,182
Penn Virginia Corp.A	106,200	7,304,436
QEP Resources, Inc.A	909,539	8,103,992
Range Resources Corp.	819,023	12,981,515
Renewable Energy Group, Inc.A	330,866	10,283,315
REX American Resources Corp.A	38,713	2,871,343
SemGroup Corp., Class A	194,559	3,597,396
SM Energy Co.	398,990	9,711,417
Southwestern Energy Co.A	1,956,996	10,450,359
SRC Energy, Inc.A	1,377,804	9,754,852
Talos Energy, Inc.A	67,900	1,769,474
Ultra Petroleum Corp.A B	1,789,355	2,147,226
W&T Offshore, Inc.A	805,485	5,428,969
Whiting Petroleum Corp.A	1,149,251	42,867,062
World Fuel Services Corp.	330,173	10,597,020

		348,947,785

Total Energy		508,784,595

Financials - 26.44%
Banks - 15.15%
1st Source Corp.	12,893	600,685
Access National Corp.	47,163	1,224,823
American National Bankshares, Inc.	15,892	573,542

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Financials - 26.44% (continued)
Banks - 15.15% (continued)
Arrow Financial Corp.	19,557	$687,233
Associated Banc-Corp	1,957,707	45,379,648
Banc of California, Inc.	117,458	1,873,455
Bancorp, Inc.A	357,839	3,757,310
BancorpSouth Bank	172,361	4,946,761
Bank of Marin Bancorp	26,304	2,235,577
Bank of NT Butterfield & Son Ltd.	576,484	23,226,540
BankUnited, Inc.	448,525	14,846,177
Banner Corp.	296,462	17,141,433
Bar Harbor Bankshares	49,323	1,261,189
Berkshire Hills Bancorp, Inc.	462,098	15,420,210
Boston Private Financial Holdings, Inc.	238,458	3,219,183
Bridge Bancorp, Inc.	19,560	580,932
Brookline Bancorp, Inc.	165,994	2,572,907
Bryn Mawr Bank Corp.	132,684	5,299,399
Cadence Bancorp	898,700	19,825,322
Camden National Corp.	15,489	628,079
Carolina Financial Corp.	116,536	3,856,176
Cathay General Bancorp	414,454	15,612,482
CenterState Bank Corp.	250,600	6,159,748
Central Pacific Financial Corp.	272,879	7,378,648
Chemical Financial Corp.	262,207	12,287,020
CIT Group, Inc.	141,900	6,723,222
City Holding Co.	9,277	684,457
Community Trust Bancorp, Inc.	42,053	1,913,832
ConnectOne Bancorp, Inc.	51,315	1,063,760
Customers Bancorp, Inc.A	246,193	5,044,495
CVB Financial Corp.	532,688	11,639,233
Enterprise Financial Services Corp.	54,090	2,350,211
FCB Financial Holdings, Inc., Class AA	102,833	4,023,855
Fidelity Southern Corp.	112,351	2,608,790
Financial Institutions, Inc.	85,253	2,433,973
First BanCorpA	311,905	2,878,883
First Business Financial Services, Inc.	28,153	589,242
First Citizens BancShares, Inc., Class A	12,596	5,373,831
First Commonwealth Financial Corp.	207,297	2,798,510
First Financial Corp.	111,001	5,090,506
First Hawaiian, Inc.	1,721,840	42,667,195
First Horizon National Corp.	1,087,600	17,553,864
First Internet Bancorp	64,127	1,652,553
First Interstate BancSystem, Inc., Class A	271,553	11,258,587
First Merchants Corp.	67,570	2,811,588
First Mid-Illinois Bancshares, Inc.	17,976	670,145
First Midwest Bancorp, Inc.	1,065,476	24,463,329
Flushing Financial Corp.	155,132	3,519,945
FNB Corp.	923,817	10,928,755
Franklin Financial Network, Inc.A	68,314	2,315,845
Fulton Financial Corp.	1,836,500	29,402,365
Glacier Bancorp, Inc.	50,147	2,126,233
Great Western Bancorp, Inc.	164,307	6,021,852
Hancock Whitney Corp.	751,141	31,517,876
Hanmi Financial Corp.	113,090	2,372,628
Heartland Financial USA, Inc.	44,841	2,382,851
Heritage Financial Corp.	196,730	6,437,006
Hilltop Holdings, Inc.	137,770	2,741,623
HomeTrust Bancshares, Inc.A	25,802	703,363
Hope Bancorp, Inc.	508,700	7,365,976

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Financials - 26.44% (continued)
Banks - 15.15% (continued)
Horizon Bancorp, Inc.	73,426	$1,230,620
Howard Bancorp, Inc.A	39,141	622,733
IBERIABANK Corp.	264,065	19,670,202
International Bancshares Corp.	508,455	19,677,208
Investors Bancorp, Inc.	1,086,028	12,141,793
Live Oak Bancshares, Inc.	66,858	1,230,187
Midland States Bancorp, Inc.	88,176	2,378,107
MidSouth Bancorp, Inc.	51,698	686,549
MidWestOne Financial Group, Inc.	21,401	616,563
National Bank Holdings Corp., Class A	447,443	15,105,676
National Bankshares, Inc.	15,043	649,557
Northrim BanCorp, Inc.	36,311	1,380,907
OFG Bancorp	429,752	7,344,462
Old National Bancorp	1,963,169	35,042,567
Opus Bank	86,319	1,639,198
Orrstown Financial Services, Inc.	26,390	534,661
Peapack Gladstone Financial Corp.	41,015	1,106,995
Popular, Inc.	818,822	42,586,932
Preferred Bank	19,200	987,072
Prosperity Bancshares, Inc.	592,095	38,503,938
RBB Bancorp	56,387	1,216,831
Renasant Corp.	124,273	4,334,642
Republic Bancorp, Inc., Class A	48,178	2,161,747
S&T Bancorp, Inc.	65,006	2,607,391
Sandy Spring Bancorp, Inc.	16,855	599,195
Seacoast Banking Corp. of FloridaA	576,236	15,160,769
Simmons First National Corp., Class A	207,712	5,562,527
South State Corp.	248,142	16,791,769
Southern National Bancorp of Virginia, Inc.	125,734	1,899,841
State Bank Financial Corp.	20,618	527,202
Sterling Bancorp	283,300	5,093,734
TCF Financial Corp.	1,319,542	27,552,037
Texas Capital Bancshares, Inc.A	495,936	32,349,905
Towne Bank	209,198	5,884,740
TriCo Bancshares	36,438	1,312,497
Trustmark Corp.	437,086	13,462,249
UMB Financial Corp.	722,683	46,143,310
Umpqua Holdings Corp.	815,640	15,660,288
Union Bankshares Corp.	461,672	15,761,482
United Bankshares, Inc.	195,494	6,484,536
United Community Banks, Inc.	438,434	10,903,854
Valley National Bancorp	2,213,164	22,087,377
Webster Financial Corp.	457,155	26,899,000
WesBanco, Inc.	238,441	9,561,484
West Bancorp, Inc.	27,090	595,709
Westamerica Bancorp	186,498	10,856,049
Wintrust Financial Corp.	162,151	12,346,177

		991,677,127

Capital Markets - 2.37%
AllianceBernstein Holding LP, MLP	419,711	12,133,845
Artisan Partners Asset Management, Inc., Class A	138,599	3,798,999
Blucora, Inc.A	247,100	7,146,132
BrightSphere Investment Group PLC	917,808	10,463,011
Cohen & Steers, Inc.	252,462	9,692,016
Donnelley Financial Solutions, Inc.A	371,347	5,774,446
Ellington Financial LLC	181,740	2,795,161

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Financials - 26.44% (continued)
Capital Markets - 2.37% (continued)
Evercore, Inc., Class A	199,298	$16,280,654
Federated Investors, Inc., Class B	538,333	13,280,675
GAMCO Investors, Inc., Class A	29,851	612,542
Greenhill & Co., Inc.	109,870	2,422,633
INTL. FCStone, Inc.A	50,852	2,302,579
Investment Technology Group, Inc.	50,988	1,401,150
Legg Mason, Inc.	88,766	2,504,976
Och-Ziff Capital Management Group LLC, Class A	897,481	1,059,028
Oppenheimer Holdings, Inc., Class A	241,074	7,415,436
Piper Jaffray Cos	39,020	2,707,208
Stifel Financial Corp.	442,386	20,225,888
Victory Capital Holdings, Inc., Class AA	226,536	1,766,981
Virtus Investment Partners, Inc.	36,276	3,603,658
Waddell & Reed Financial, Inc., Class A	1,221,354	23,291,221
WisdomTree Investments, Inc.	547,668	4,255,380

		154,933,619

Consumer Finance - 1.34%
Encore Capital Group, Inc.A B	49,846	1,266,587
Enova International, Inc.A	109,059	2,579,245
EZCORP, Inc., Class AA	297,498	2,957,130
Navient Corp.	869,934	10,073,836
Nelnet, Inc., Class A	148,513	8,359,797
OneMain Holdings, Inc.A	365,298	10,418,299
PRA Group, Inc.A	736,034	22,699,289
SLM Corp.A	2,810,803	28,501,542
World Acceptance Corp.A	9,082	921,732

		87,777,457

Diversified Financial Services - 0.07%
Compass Diversified Holdings	147,251	2,328,038
FGL HoldingsA	316,282	2,498,628

		4,826,666

Insurance - 4.72%
Ambac Financial Group, Inc.A	501,527	10,321,426
American Equity Investment Life Holding Co.	548,513	17,124,576
Argo Group International Holdings Ltd.	286,635	17,659,582
Aspen Insurance Holdings Ltd.	129,280	5,414,246
Assured Guaranty Ltd.	291,600	11,658,168
Axis Capital Holdings Ltd.	224,800	12,541,592
CNO Financial Group, Inc.	1,764,793	33,354,588
eHealth, Inc.A	191,986	6,596,639
EMC Insurance Group, Inc.	26,805	642,516
Employers Holdings, Inc.	164,410	7,556,284
Enstar Group Ltd.A	250,405	45,473,548
FBL Financial Group, Inc., Class A	32,970	2,274,271
Global Indemnity Ltd.	400,285	14,330,203
Hanover Insurance Group, Inc.	123,251	13,727,696
Horace Mann Educators Corp.	554,124	21,765,991
Kemper Corp.	135,929	10,220,502
MBIA, Inc.A	695,386	6,884,321
National General Holdings Corp.	338,300	9,425,038
National Western Life Group, Inc., Class A	14,345	3,862,822
Navigators Group, Inc.	23,930	1,654,760
ProAssurance Corp.	54,235	2,382,001
RenaissanceRe Holdings Ltd.	108,300	13,229,928

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Financials - 26.44% (continued)
Insurance - 4.72% (continued)
Safety Insurance Group, Inc.	72,123	$6,006,403
Selective Insurance Group, Inc.	159,418	10,338,257
State Auto Financial Corp.	45,378	1,442,567
Stewart Information Services Corp.	49,512	2,043,855
Third Point Reinsurance Ltd.A	172,408	1,906,832
United Fire Group, Inc.	47,208	2,541,207
Universal Insurance Holdings, Inc.	93,790	3,937,304
White Mountains Insurance Group Ltd.	14,202	12,592,487

		308,909,610

Mortgage Real Estate Investment Trusts (REITs) - 0.31%
Apollo Commercial Real Estate Finance, Inc.	467,592	8,748,646
Ares Commercial Real Estate Corp.	183,621	2,656,996
Colony Credit Real Estate, Inc.B	123,316	2,631,564
Exantas Capital Corp.	197,666	2,241,532
Great Ajax Corp.	49,137	640,747
Owens Realty Mortgage, Inc.B	40,158	614,417
PennyMac Mortgage Investment Trust	134,643	2,599,956

		20,133,858

Thrifts & Mortgage Finance - 2.48%
Axos Financial, Inc.A	169,051	5,132,388
Capitol Federal Financial, Inc.	516,797	6,413,451
Dime Community Bancshares, Inc.	213,029	3,434,027
Essent Group Ltd.A	532,811	21,003,410
Flagstar Bancorp, Inc.A	147,992	4,556,674
HomeStreet, Inc.A	101,271	2,631,021
Kearny Financial Corp.	249,975	3,234,676
Luther Burbank Corp.	309,869	2,996,433
Merchants Bancorp	113,537	2,611,351
Meridian Bancorp, Inc.	82,229	1,302,507
Meta Financial Group, Inc.	74,793	1,887,775
MGIC Investment Corp.A	3,462,717	42,279,775
Northfield Bancorp, Inc.	299,087	3,938,976
Northwest Bancshares, Inc.	264,571	4,270,176
OceanFirst Financial Corp.	130,000	3,291,600
Oritani Financial Corp.	257,992	3,769,263
PCSB Financial Corp.	71,509	1,338,648
Provident Financial Services, Inc.	131,189	3,201,012
Radian Group, Inc.	543,117	10,422,415
Southern Missouri Bancorp, Inc.	17,808	599,595
Sterling Bancorp, Inc.	105,284	1,089,689
Territorial Bancorp, Inc.	20,215	550,657
TrustCo Bank Corp.	240,324	1,800,027
United Financial Bancorp, Inc.	128,195	1,980,613
Walker & Dunlop, Inc.	84,148	3,530,850
Washington Federal, Inc.	829,750	23,365,760
Waterstone Financial, Inc.	81,328	1,328,900

		161,961,669

Total Financials		1,730,220,006

Health Care - 4.21%
Biotechnology - 0.31%
Emergent BioSolutions, Inc.A	137,652	8,422,926
United Therapeutics Corp.A	109,300	12,116,998

		20,539,924

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Health Care - 4.21% (continued)
Health Care Equipment & Supplies - 0.57%
Anika Therapeutics, Inc.A	43,276	$1,547,550
Haemonetics Corp.A	16,599	1,734,097
Invacare Corp.	1,365,632	17,643,965
Meridian Bioscience, Inc.	256,847	4,163,490
NuVasive, Inc.A	196,186	11,019,768
Varex Imaging Corp.A	49,904	1,295,508

		37,404,378

Health Care Providers & Services - 2.51%
Acadia Healthcare Co., Inc.A	221,500	9,192,250
Amedisys, Inc.A	64,903	7,139,330
AMN Healthcare Services, Inc.A	372,637	18,862,885
Diplomat Pharmacy, Inc.A	327,547	6,498,532
Encompass Health Corp.	514,780	34,644,694
Hanger, Inc.A	697,921	13,023,206
LHC Group, Inc.A	165,069	15,092,259
LifePoint Health, Inc.A	162,821	10,560,570
Magellan Health, Inc.A	38,147	2,481,844
MEDNAX, Inc.A	494,696	20,425,998
National HealthCare Corp.	33,836	2,690,977
Owens & Minor, Inc.	236,860	1,871,194
Providence Service Corp.A	23,893	1,579,088
Select Medical Holdings Corp.A	376,027	6,234,528
Tivity Health, Inc.A	403,378	13,880,237

		164,177,592

Health Care Technology - 0.29%
NextGen Healthcare, Inc.A	314,841	4,650,201
Omnicell, Inc.A	197,497	13,963,038

		18,613,239

Life Sciences Tools & Services - 0.35%
Cambrex Corp.A	328,091	17,483,969
Medpace Holdings, Inc.A	108,300	5,642,430

		23,126,399

Pharmaceuticals - 0.18%
Innoviva, Inc.A	273,126	3,812,839
Supernus Pharmaceuticals, Inc.A	164,755	7,835,748

		11,648,587

Total Health Care		275,510,119

Industrials - 18.68%
Aerospace & Defense - 1.76%
AAR Corp.	476,006	22,648,366
Aerojet Rocketdyne Holdings, Inc.A	426,062	15,048,510
Aerovironment, Inc.A	111,586	10,039,392
Astronics Corp., Class BA	3,882	112,963
Astronics Corp.A	38,226	1,114,670
Cubic Corp.	66,629	4,371,529
Embraer S.A., Sponsored ADR	1,070,200	23,833,354
Esterline Technologies Corp.A	204,413	23,989,910
Moog, Inc., Class A	53,455	3,824,705
National Presto Industries, Inc.	18,054	2,250,792
Triumph Group, Inc.	119,246	2,176,240
Vectrus, Inc.A	130,458	3,496,274

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Industrials - 18.68% (continued)
Aerospace & Defense - 1.76% (continued)
Wesco Aircraft Holdings, Inc.A	196,149	$1,996,797

		114,903,502

Air Freight & Logistics - 0.64%
Air Transport Services Group, Inc.A	1,039,453	20,373,279
Atlas Air Worldwide Holdings, Inc.A	68,767	3,549,752
Hub Group, Inc., Class AA	384,989	17,640,196

		41,563,227

Airlines - 0.37%
Allegiant Travel Co.	64,547	7,367,394
Hawaiian Holdings, Inc.	206,972	7,163,301
SkyWest, Inc.	140,141	8,028,678
Spirit Airlines, Inc.A	35,152	1,824,389

		24,383,762

Building Products - 1.98%
Apogee Enterprises, Inc.	48,272	1,742,619
Armstrong Flooring, Inc.A	479,301	7,453,131
Builders FirstSource, Inc.A	549,252	6,799,740
Caesarstone Ltd.B	146,255	2,309,367
Gibraltar Industries, Inc.A	649,755	23,157,268
Insteel Industries, Inc.	45,334	1,184,124
Masonite International Corp.A	482,349	26,717,311
NCI Building Systems, Inc.A	49,665	608,396
Patrick Industries, Inc.A	66,042	2,873,487
Simpson Manufacturing Co., Inc.	532,353	30,386,709
Trex Co., Inc.A	178,019	10,912,565
Universal Forest Products, Inc.	551,683	15,596,078

		129,740,795

Commercial Services & Supplies - 1.72%
ACCO Brands Corp.	671,057	5,415,430
Deluxe Corp.	222,728	10,514,989
Ennis, Inc.	95,963	1,857,844
Essendant, Inc.	149,715	1,907,369
Herman Miller, Inc.	342,273	11,277,895
Knoll, Inc.	1,016,647	20,180,443
LSC Communications, Inc.	1,265,100	11,929,893
Matthews International Corp., Class A	127,498	5,306,467
Mobile Mini, Inc.	760,576	31,274,885
MSA Safety, Inc.	70,339	7,346,205
Quad/Graphics, Inc.	102,485	1,581,344
Steelcase, Inc., Class A	156,775	2,602,465
Team, Inc.A B	56,130	1,116,987
UniFirst Corp.	3,931	586,898

		112,899,114

Construction & Engineering - 2.18%
AECOMA	394,647	11,500,014
Aegion Corp.A	243,133	4,707,055
Construction Partners, Inc., Class AA	325,905	2,946,181
Dycom Industries, Inc.A	26,698	1,812,260
EMCOR Group, Inc.	294,613	20,911,631
Granite Construction, Inc.	232,452	10,627,705
KBR, Inc.	1,739,722	34,411,701
MasTec, Inc.A	50,879	2,213,745

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Industrials - 18.68% (continued)
Construction & Engineering - 2.18% (continued)
MYR Group, Inc.A	64,241	$2,145,007
Primoris Services Corp.	1,330,716	28,171,258
Quanta Services, Inc.A	262,287	8,183,354
Tutor Perini Corp.A	936,977	14,523,144
Valmont Industries, Inc.	4,766	592,462

		142,745,517

Electrical Equipment - 1.54%
Atkore International Group, Inc.A	163,179	3,142,827
Encore Wire Corp.	433,803	19,174,093
EnerSys	442,522	35,211,475
Generac Holdings, Inc.A	225,926	11,461,226
Preformed Line Products Co.	18,630	1,177,416
Regal Beloit Corp.	255,078	18,289,093
Sunrun, Inc.A	268,326	3,289,677
Thermon Group Holdings, Inc.A	75,399	1,627,110
TPI Composites, Inc.A	292,280	7,382,993

		100,755,910

Industrial Conglomerates - 0.07%
Raven Industries, Inc.	106,148	4,615,315

Machinery - 5.04%
Actuant Corp., Class A	1,024,262	24,428,649
Alamo Group, Inc.	7,598	651,300
Altra Industrial Motion Corp.	100,705	3,249,750
Astec Industries, Inc.	191,359	7,197,012
Barnes Group, Inc.	425,841	24,102,601
Blue Bird Corp.A B	203,312	3,783,636
Briggs & Stratton Corp.	620,069	9,009,603
Chart Industries, Inc.A	292,382	19,896,595
Colfax Corp.A	879,954	24,665,111
Columbus McKinnon Corp.	93,338	3,428,305
Commercial Vehicle Group, Inc.A	312,108	2,088,002
EnPro Industries, Inc.	128,533	7,994,753
Federal Signal Corp.	1,430,425	31,455,046
Global Brass & Copper Holdings, Inc.	424,106	13,410,232
Graham Corp.	55,873	1,375,034
Greenbrier Cos, Inc.	411,125	19,507,881
Hillenbrand, Inc.	162,834	7,799,749
Hurco Cos, Inc.	46,294	1,886,017
Hyster-Yale Materials Handling, Inc.	182,997	11,062,169
Kennametal, Inc.	566,182	20,071,152
Lindsay Corp.	111,777	10,688,117
Luxfer Holdings PLC	26,927	621,475
Lydall, Inc.A	34,110	1,018,866
Meritor, Inc.A	146,341	2,486,334
Miller Industries, Inc.	226,733	5,480,137
Mueller Industries, Inc.	81,352	1,980,921
Navistar International Corp.A	159,433	5,339,411
Park-Ohio Holdings Corp.	110,087	3,641,678
REV Group, Inc.B	149,938	1,635,824
Standex International Corp.	10,552	855,978
Sun Hydraulics Corp.	98,909	4,589,378
Tennant Co.	45,179	2,761,340
Terex Corp.	674,039	22,506,162
Timken Co.	206,010	8,147,695

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Industrials - 18.68% (continued)
Machinery - 5.04% (continued)
TriMas Corp.A	178,838	$5,266,779
Trinity Industries, Inc.	350,126	9,996,097
Wabash National Corp.	210,245	3,174,699
Watts Water Technologies, Inc., Class A	37,219	2,607,191

		329,860,679

Marine - 0.57%
Kirby Corp.A	105,719	7,605,425
Matson, Inc.	849,985	29,817,474

		37,422,899

Professional Services - 0.95%
Barrett Business Services, Inc.	8,191	515,378
CBIZ, Inc.A	37,496	831,661
FTI Consulting, Inc.A	22,682	1,567,553
GP Strategies Corp.A	74,341	1,086,122
Hudson Global, Inc.A	623,926	973,324
Huron Consulting Group, Inc.A	254,414	13,863,019
InnerWorkings, Inc.A	539,210	3,876,920
Kelly Services, Inc., Class A	412,089	9,679,971
Kforce, Inc.	40,338	1,243,217
Korn/Ferry International	406,399	18,344,851
Navigant Consulting, Inc.	135,788	2,933,021
Resources Connection, Inc.	81,716	1,333,605
TrueBlue, Inc.A	252,120	5,881,959

		62,130,601

Road & Rail - 0.50%
ArcBest Corp.	440,001	16,332,837
Marten Transport Ltd.	268,021	5,162,084
Ryder System, Inc.	90,594	5,010,754
Universal Logistics Holdings, Inc.	66,357	1,802,920
Werner Enterprises, Inc.	141,192	4,544,971

		32,853,566

Trading Companies & Distributors - 1.36%
Air Lease Corp.	279,962	10,666,552
Aircastle Ltd.	720,510	13,999,509
Applied Industrial Technologies, Inc.	87,498	5,751,244
Beacon Roofing Supply, Inc.A	16,448	459,064
GATX Corp.	98,286	7,364,570
Kaman Corp.	122,008	7,749,948
MRC Global, Inc.A	315,077	4,987,669
NOW, Inc.A	277,900	3,568,236
Rush Enterprises, Inc., Class A	520,449	18,418,690
Textainer Group Holdings Ltd.A	48,684	571,063
Titan Machinery, Inc.A	64,890	924,683
Triton International Ltd.	207,020	6,659,833
WESCO International, Inc.A	158,314	7,944,197

		89,065,258

Total Industrials		1,222,940,145

Information Technology - 11.63%
Communications Equipment - 2.21%
ARRIS International PLCA	2,246,529	55,871,176
CalAmp Corp.A	107,519	2,143,929

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Information Technology - 11.63% (continued)
Communications Equipment - 2.21% (continued)
Casa Systems, Inc.A	369,800	$5,325,120
Ciena Corp.A	1,419,541	44,374,852
Comtech Telecommunications Corp.	22,383	624,933
Digi International, Inc.A	122,590	1,422,044
Finisar Corp.A	294,100	4,908,529
InterDigital, Inc.	89,301	6,335,906
NETGEAR, Inc.A	263,742	14,632,406
Plantronics, Inc.	93,667	5,523,543
Quantenna Communications, Inc.A	111,005	1,993,650
Ribbon Communications, Inc.A	216,264	1,470,595

		144,626,683

Electronic Equipment, Instruments & Components - 4.94%
Anixter International, Inc.A	219,081	14,391,431
Avnet, Inc.	311,390	12,477,397
AVX Corp.	635,242	10,595,837
Belden, Inc.	86,545	4,677,757
Benchmark Electronics, Inc.	87,575	1,911,762
Celestica, Inc.A	612,119	6,353,795
Daktronics, Inc.	404,811	2,959,168
ePlus, Inc.A	15,217	1,291,619
FabrinetA	537,269	23,274,493
FARO Technologies, Inc.A	464,144	23,457,838
II-VI, Inc.A	1,165,514	43,392,086
Insight Enterprises, Inc.A	261,441	13,513,885
Itron, Inc.A	150,026	7,822,356
Jabil, Inc.	414,708	10,255,729
KEMET Corp.A	154,360	3,361,961
Methode Electronics, Inc.	148,115	4,384,204
MTS Systems Corp.	384,843	18,222,316
PC Connection, Inc.	117,415	3,891,133
Plexus Corp.A	519,002	30,309,717
Sanmina Corp.A	337,554	8,540,116
ScanSource, Inc.A	275,402	10,707,630
SYNNEX Corp.	27,024	2,097,333
Tech Data Corp.A	322,401	22,780,855
TTM Technologies, Inc.A	431,009	5,042,805
Vishay Intertechnology, Inc.	2,041,900	37,366,770

		323,079,993

IT Services - 1.01%
CACI International, Inc., Class AA	39,097	6,977,251
CSG Systems International, Inc.	464,000	16,286,400
LiveRamp Holdings, Inc.A	40,350	1,843,188
Luxoft Holding, Inc.A	61,821	2,548,880
NIC, Inc.	623,550	8,299,450
Science Applications International Corp.	100,750	7,003,133
Sykes Enterprises, Inc.A	192,171	5,893,885
Travelport Worldwide Ltd.	942,945	14,106,457
Unisys Corp.A B	181,176	3,335,450

		66,294,094

Semiconductors & Semiconductor Equipment - 2.61%
Advanced Energy Industries, Inc.A	147,209	6,334,403
Amkor Technology, Inc.A	333,684	2,385,841
Aquantia Corp.A B	120,634	1,153,261
Brooks Automation, Inc.	1,435,257	44,536,025

See accompanying notes

22

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Information Technology - 11.63% (continued)
Semiconductors & Semiconductor Equipment - 2.61% (continued)
ChipMOS Technologies, Inc., ADRB	141,794	$1,868,845
Cirrus Logic, Inc.A	366,852	13,734,939
Cohu, Inc.	367,843	7,651,134
Diodes, Inc.A	1,579,359	47,680,848
First Solar, Inc.A	64,653	2,702,495
Ichor Holdings Ltd.A B	58,828	1,044,197
Kulicke & Soffa Industries, Inc.	319,215	6,489,641
PDF Solutions, Inc.A	62,331	498,648
Photronics, Inc.A	1,970,481	19,192,485
Semtech Corp.A	187,769	8,438,339
SMART Global Holdings, Inc.A B	134,793	3,775,552
Synaptics, Inc.A	61,109	2,294,032
Veeco Instruments, Inc.A	88,271	839,457

		170,620,142

Software - 0.68%
CommVault Systems, Inc.A	91,702	5,338,890
LogMeIn, Inc.	122,365	10,538,074
MicroStrategy, Inc., Class AA	15,046	1,895,345
Monotype Imaging Holdings, Inc.	32,809	575,142
Verint Systems, Inc.A	575,267	26,272,444

		44,619,895

Technology Hardware, Storage & Peripherals - 0.18%
Cray, Inc.A	432,307	9,809,046
Super Micro Computer, Inc.A	171,705	2,249,335

		12,058,381

Total Information Technology		761,299,188

Materials - 5.34%
Chemicals - 1.67%
American Vanguard Corp.	67,129	1,080,777
Cabot Corp.	546,314	26,594,565
Core Molding Technologies, Inc.	39,785	270,936
FutureFuel Corp.	136,269	2,234,812
GCP Applied Technologies, Inc.A	22,684	589,103
Hawkins, Inc.	56,061	1,887,013
HB Fuller Co.	91,730	4,078,316
Innospec, Inc.	89,965	6,020,458
Koppers Holdings, Inc.A	57,270	1,531,972
Kraton Corp.A	290,613	8,003,482
Kronos Worldwide, Inc.	188,494	2,644,571
LSB Industries, Inc.A	108,730	826,348
Minerals Technologies, Inc.	113,139	6,194,360
PolyOne Corp.	721,880	23,323,943
Rayonier Advanced Materials, Inc.	423,949	5,248,489
Stepan Co.	154,097	12,726,871
Trinseo S.A.	114,554	6,172,170

		109,428,186

Containers & Packaging - 0.28%
Greif, Inc., Class A	69,928	3,307,594
Owens-Illinois, Inc.A	385,644	6,043,042
Silgan Holdings, Inc.	356,024	8,555,257

		17,905,893

See accompanying notes

23

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Materials - 5.34% (continued)
Metals & Mining - 2.48%
Allegheny Technologies, Inc.A	1,589,900	$41,162,511
Carpenter Technology Corp.	479,226	20,899,046
Cleveland-Cliffs, Inc.A	1,128,524	12,142,918
Coeur Mining, Inc.A	1,891,487	9,041,308
Compass Minerals International, Inc.	38,442	1,864,821
Elah Holdings, Inc.A	3,612	328,692
Ferroglobe PLC	2,562,970	15,608,487
Haynes International, Inc.	40,272	1,166,277
Hecla Mining Co.	1,757,014	4,216,834
Hudbay Minerals, Inc.	376,394	1,471,701
Kaiser Aluminum Corp.	6,386	609,033
Materion Corp.	317,451	18,040,740
Pan American Silver Corp.	431,205	6,330,089
Schnitzer Steel Industries, Inc., Class A	292,889	7,878,714
SunCoke Energy Partners LP	136,919	1,894,959
United States Steel Corp.	339,800	9,014,894
Warrior Met Coal, Inc.	142,000	3,976,000
Worthington Industries, Inc.	159,818	6,693,178

		162,340,202

Paper & Forest Products - 0.91%
Boise Cascade Co.	130,945	4,031,797
Clearwater Paper Corp.A	95,946	2,316,136
Domtar Corp.	416,032	19,266,442
Louisiana-Pacific Corp.	959,749	20,893,736
Mercer International, Inc.	292,629	4,450,887
PH Glatfelter Co.	186,827	3,344,203
Schweitzer-Mauduit International, Inc.	95,587	3,051,137
Verso Corp., Class AA	86,700	2,437,137

		59,791,475

Total Materials		349,465,756

Real Estate - 4.10%
Equity Real Estate Investment Trusts (REITs) - 4.07%
Agree Realty Corp.	218,551	12,516,416
Americold Realty Trust	471,363	11,666,234
Ashford Hospitality Trust, Inc.	964,341	4,966,356
Brandywine Realty Trust	538,925	7,577,286
CareTrust REIT, Inc.	414,127	7,313,483
Colony Capital, Inc.	1,215,880	7,137,216
CoreCivic, Inc.	686,949	15,428,875
Cousins Properties, Inc.	1,610,770	13,385,499
GEO Group, Inc.	1,357,178	30,007,206
Granite Real Estate Investment Trust	363,260	15,049,862
Hersha Hospitality Trust	357,923	6,285,128
Hospitality Properties Trust	118,232	3,029,104
Lexington Realty Trust	1,868,999	14,522,122
Medical Properties Trust, Inc.	346,606	5,150,565
Outfront Media, Inc.	526,083	9,322,191
Pennsylvania Real Estate Investment Trust	168,753	1,510,339
Preferred Apartment Communities, Inc., Class A	523,930	8,828,220
Ramco-Gershenson Properties Trust	541,255	7,187,866
Retail Properties of America, Inc., Class A	916,820	11,249,381
Ryman Hospitality Properties, Inc.	125,994	9,775,874
Select Income REIT	241,720	4,570,925
Seritage Growth PropertiesB	984,120	37,416,242

See accompanying notes

24

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.47% (continued)
Real Estate - 4.10% (continued)
Equity Real Estate Investment Trusts (REITs) - 4.07% (continued)
Sunstone Hotel Investors, Inc.	666,361	$9,642,244
Urban Edge Properties	611,790	12,535,577

		266,074,211

Real Estate Management & Development - 0.03%
HFF, Inc., Class A	20,955	770,096
Marcus & Millichap, Inc.A	18,680	648,570
Tejon Ranch Co.A	44,093	837,767

		2,256,433

Total Real Estate		268,330,644

Utilities - 2.60%
Electric Utilities - 1.47%
ALLETE, Inc.	126,865	9,388,010
El Paso Electric Co.	23,747	1,354,767
IDACORP, Inc.	202,333	18,869,576
PNM Resources, Inc.	66,647	2,559,911
Portland General Electric Co.	1,363,976	61,488,038
Spark Energy, Inc., Class AB	311,472	2,323,581

		95,983,883

Gas Utilities - 0.70%
Chesapeake Utilities Corp.	134,294	10,669,658
Northwest Natural Holding Co.	33,390	2,163,338
South Jersey Industries, Inc.	366,129	10,815,451
Southwest Gas Holdings, Inc.	228,607	17,664,463
Spire, Inc.	35,238	2,557,574
Star Group LP	75,828	724,916
Suburban Propane Partners LP	61,178	1,397,917

		45,993,317

Independent Power & Renewable Electricity Producers - 0.16%
Clearway Energy, Inc., Class A	87,090	1,691,288
Clearway Energy, Inc.	467,360	9,164,929

		10,856,217

Multi-Utilities - 0.27%
Avista Corp.	53,905	2,771,795
Black Hills Corp.	42,646	2,537,437
NorthWestern Corp.	183,556	10,785,751
Unitil Corp.	29,506	1,401,830

		17,496,813

Total Utilities		170,330,230

Total Common Stocks (Cost $5,804,641,466)		6,314,018,146

SHORT-TERM INVESTMENTS - 3.53% (Cost $231,346,704)
Investment Companies - 3.53%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%E F	231,346,704	231,346,704

SECURITIES LENDING COLLATERAL - 2.01% (Cost $131,390,683)
Investment Companies - 2.01%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%E F	131,390,683	131,390,683

TOTAL INVESTMENTS - 102.01% (Cost $6,167,378,853)		6,676,755,533
LIABILITIES, NET OF OTHER ASSETS - (2.01%)		(131,482,299)

TOTAL NET ASSETS - 100.00%		$6,545,273,234

Percentages are stated as a percent of net assets.

See accompanying notes

25

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2018

A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2018.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.

D Value was determined using significant unobservable inputs.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP – Master Limited Partnership.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	2,867	December 2018	$239,281,007	$216,730,865	$(22,550,142)

			$239,281,007	$216,730,865	$(22,550,142)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

Small Cap Value Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$6,314,018,146	$-	$0	(1)	$6,314,018,146
Short-Term Investments	231,346,704	-	-		231,346,704
Securities Lending Collateral	131,390,683	-	-		131,390,683

Total Investments in Securities - Assets	$6,676,755,533	$-	$-		$6,676,755,533

Financial Derivative Instruments - Liabilities
Futures Contracts	$(22,550,142)	$-	$-		$(22,550,142)

Total Financial Derivative Instruments - Liabilities	$(22,550,142)	$-	$-		$(22,550,142)

(1) Investment held in the Fund’s Portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2017		Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 10/31/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$0	(1)	$-	$-	$-	$-	$-	$-	$-	$0	(1)	$-

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

(1)	Investment held in the Fund’s Portfolio with $0 fair value.

The common stock, classified as Level 3, is beneficial interest units in a representation and warranty insurance trust. The shares have been fair valued at $0 due to limited market transparency.

See accompanying notes

26

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†§	$6,314,018,146
Investments in affiliated securities, at fair value‡	362,737,387
Deposit with brokers for futures contracts	32,902,635
Dividends and interest receivable	2,809,719
Receivable for investments sold	20,034,074
Receivable for fund shares sold	5,881,957
Prepaid expenses	120,025

Total assets	6,738,503,943

Liabilities:
Payable for investments purchased	28,373,775
Payable for fund shares redeemed	5,928,068
Management and sub-advisory fees payable (Note 2)	4,295,592
Service fees payable (Note 2)	207,114
Transfer agent fees payable (Note 2)	137,160
Payable upon return of securities loaned (Note 9)§	131,390,683
Custody and fund accounting fees payable	70,499
Professional fees payable	86,525
Trustee fees payable (Note 2)	44,798
Payable for prospectus and shareholder reports	110,198
Payable for variation margin from open futures contracts (Note 5)	22,543,795
Other liabilities	42,502

Total liabilities	193,230,709

Net assets	$6,545,273,234

Analysis of net assets:
Paid-in-capital	$5,379,245,818
Total distributable earnings (deficits)A	1,166,027,416

Net assets	$6,545,273,234

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	176,163,992

Y Class	13,275,117

Investor Class	21,444,011

Advisor Class	3,132,149

A Class	2,692,772

C Class	571,242

R6 Class	34,519,305

Net assets:
Institutional Class	$4,604,864,422

Y Class	$342,125,601

Investor Class	$538,602,473

Advisor Class	$77,578,775

A Class	$66,380,615

C Class	$13,480,297

R6 Class	$902,241,051

Net asset value, offering and redemption price per share:
Institutional Class	$26.14

Y Class	$25.77

Investor Class	$25.12

Advisor Class	$24.77

A Class	$24.65

A Class (offering price)	$26.15

C Class	$23.60

R6 Class	$26.14

† Cost of investments in unaffiliated securities	$5,804,641,466
‡ Cost of investments in affiliated securities	$362,737,387
§ Fair value of securities on loan	$126,252,889

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

27

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$98,195,560
Dividend income from affiliated securities (Note 8)	3,764,704
Interest income	40,624
Income derived from securities lending (Note 9)	2,473,019

Total investment income	104,473,907

Expenses:
Management and sub-advisory fees (Note 2)	52,968,583
Transfer agent fees:
Institutional Class (Note 2)	1,561,838
Y Class (Note 2)	380,918
Investor Class	29,336
Advisor Class	7,395
A Class	6,726
C Class	3,550
R6 Class	18,392
Custody and fund accounting fees	626,962
Professional fees	326,012
Registration fees and expenses	167,145
Service fees (Note 2):
Investor Class	2,157,748
Advisor Class	235,712
A Class	127,110
C Class	11,052
Distribution fees (Note 2):
Advisor Class	236,094
A Class	185,030
C Class	150,455
Prospectus and shareholder report expenses	433,525
Trustee fees (Note 2)	498,220
Other expenses	354,401

Total expenses	60,486,204

Net fees waived and expenses (reimbursed (Note 2)A	(15,836)

Net expenses	60,470,368

Net investment income	44,003,539

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	683,101,516
Commission recapture (Note 1)	38,096
Foreign currency transactions	(13,146)
Futures contracts	23,811,684
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(915,066,156)
Foreign currency transactions	313
Futures contracts	(29,111,482)

Net (loss) from investments	(237,239,175)

Net (decrease) in net assets resulting from operations	$(193,235,636)

† Foreign taxes	$422,513

A The Manager voluntarily reimbursed service fees in the amount of $15,836.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in net unrealized appreciation (depreciation) at year end.

See accompanying notes

28

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$44,003,539	$35,906,655
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	706,938,150	579,320,266
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(944,177,325)	807,767,623

Net increase (decrease) in net assets resulting from operations	(193,235,636)	1,422,994,544

Distributions to shareholders:
Net investment income:
Institutional Class	-	(44,712,589)
Y Class	-	(2,820,317)
Investor Class	-	(3,777,116)
Advisor Class	-	(514,722)
A Class	-	(310,111)
Net realized gain from investments:
Institutional Class	-	(122,225,000)
Y Class	-	(8,295,210)
Investor Class	-	(15,742,672)
Advisor Class	-	(2,933,912)
A Class	-	(1,474,164)
C Class	-	(344,117)
Total retained earnings:*
Institutional Class	(483,990,858)	-
Y Class	(34,475,891)	-
Investor Class	(58,686,508)	-
Advisor Class	(8,714,846)	-
A Class	(6,415,873)	-
C Class	(1,398,033)	-
R6 Class	(35,513,779)	-

Net distributions to shareholders	(629,195,788)	(203,149,930)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,841,822,459	2,041,595,238
Reinvestment of dividends and distributions	608,543,857	196,388,754
Cost of shares redeemed	(2,123,030,353)	(2,233,807,450)

Net increase in net assets from capital share transactions	327,335,963	4,176,542

Net increase (decrease) in net assets	(495,095,461)	1,224,021,156

Net assets:
Beginning of period	7,040,368,695	5,816,347,539

End of period	$6,545,273,234	$7,040,368,695

*  Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Small Cap Value Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the Fund has chosen to adopt certain provisions of the standard which eliminated the disclosures of transfers between level 1 and level 2 portfolio investments and the policy for the timing of transfers between levels of the fair value hierarchy. Management has evaluated that the full adoption of this ASU will not have a material impact on the Fund’s financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Class	Eligible Investors	Minimum Initial Investments
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

31

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Section 19(a) of the Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any distribution from a source other than net income that adequately discloses its source or sources. Thus, if the source of a distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC; Hillcrest Asset Management, LLC; Hotchkis and Wiley Capital Management, LLC; and BNY Mellon Asset

32

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Management North America Corporation (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$25,400,214
Sub-Advisor Fees	0.38%	27,568,369

Total	0.73%	$52,968,583

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2018, the Manager received securities lending fees of $264,301 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the

33

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,749,350

As of October 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Small Cap Value	$92,483

Brokerage Commissions

Affiliated entities of a sub-advisor to the Fund received commissions on purchases and sales of the Fund’s portfolio securities totaling $122,480 for the year ended October 31, 2018.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2018, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Small Cap Value	$241,828	$183,722	$425,550

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2018, the Fund did not utilize the credit facility.

34

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2018 there were no waived fees, expenses reimbursed, or recouped expenses.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allocate to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allocated to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period November 1, 2017 through February 28, 2018, Foreside collected $3,562 for the Fund from the sale of Class A Shares. During the period March 1, 2018 through October 31, 2018, RID collected $2,251 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

35

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period November 1, 2017 through February 28, 2018, Foreside collected CDSC fees of $229 for Class C Shares of the Fund. During the period March 1, 2018 through October 31, 2018, RID collected CDSC fees of $391 for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

36

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

37

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be

38

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2018, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2018
Small Cap Value	2,786

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(22,550,142)	$(22,550,142)

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$23,811,684	$23,811,684

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(29,111,482)	$(29,111,482)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2018.

Offsetting of Financial and Derivative Assets as of October 31, 2018:
	Assets	Liabilities
Futures Contracts	$-	$22,550,142

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$22,550,142

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(22,550,142)

	Remaining Contractual Maturity of the Agreements As of October 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$131,390,683	$-	$-	$-	$131,390,683

Total Borrowings	$131,390,683	$-	$-	$-	$131,390,683

Gross amount of recognized liabilities for securities lending transactions					$131,390,683

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

43

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change.

To the extent a Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

44

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

The tax character of distributions paid were as follows:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$108,083,614	$47,650,547
Y Class	7,511,690	3,019,712
Investor Class	11,549,809	4,155,527
Advisor Class	1,566,030	585,244
A Class	1,244,711	345,546
C Class	245,106	8,272
R6 Class	8,023,251	-
Long-term capital gains
Institutional Class	375,907,244	119,287,042
Y Class	26,964,201	8,095,815
Investor Class	47,136,699	15,364,261
Advisor Class	7,148,816	2,863,390
A Class	5,171,162	1,438,729
C Class	1,152,927	335,845
R6 Class	27,490,528	-

Total distributions paid	$629,195,788	$203,149,930

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2018, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$6,230,459,556	$931,254,035	$(484,958,184)	$446,295,851

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Small Cap Value	$446,295,851	$114,315,282	$605,416,283	$-	$-	$1,166,027,416

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from investments in real estate investment securities and publicly traded partnerships, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2018:

Fund	Paid-In-Capital	Distributable Earnings/(Loss)
Small Cap Value	$(21,498)	$21,498

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Fund did not have any capital loss carryforwards.

45

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Small Cap Value	$4,770,097,692	$5,036,536,201

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2018 Shares/Fair Value	Dividend Income
Small Cap Value	Direct	$209,651,676	$1,796,299,120	$1,774,604,092	$231,346,704	$3,764,704
Small Cap Value	Securities Lending	236,088,074	962,181,494	1,066,878,885	131,390,683	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience

46

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Small Cap Value	$126,252,889	$131,390,683	$-	$131,390,683

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2018, the Fund did not utilize this facility.

47

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	28,795,136	$813,629,911	49,422,685	$1,376,685,742
Reinvestment of dividends	16,834,084	466,809,134	5,798,690	161,493,508
Shares redeemed	(56,760,794)	(1,614,754,138)	(61,608,781)	(1,720,366,623)

Net (decrease) in shares outstanding	(11,131,574)	$(334,315,093)	(6,387,406)	$(182,187,373)

	Y Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,344,937	$121,072,021	5,596,098	$152,304,889
Reinvestment of dividends	1,202,236	32,893,173	377,530	10,385,850
Shares redeemed	(5,295,216)	(145,505,953)	(5,257,927)	(143,345,782)

Net increase in shares outstanding	251,957	$8,459,241	715,701	$19,344,957

	Investor Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,480,761	$95,354,068	5,842,502	$156,520,663
Reinvestment of dividends	2,130,538	56,927,968	705,910	19,003,095
Shares redeemed	(7,367,883)	(200,093,625)	(9,608,715)	(256,230,663)

Net (decrease) in shares outstanding	(1,756,584)	$(47,811,589)	(3,060,303)	$(80,706,905)

	Advisor Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	690,534	$18,573,884	1,009,536	$26,701,726
Reinvestment of dividends	330,358	8,714,846	129,599	3,448,634
Shares redeemed	(1,403,591)	(37,945,197)	(2,369,756)	(62,775,350)

Net (decrease) in shares outstanding	(382,699)	$(10,656,467)	(1,230,621)	$(32,624,990)

	A Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,187,223	$32,064,750	1,059,496	$27,970,034
Reinvestment of dividends	241,813	6,345,165	66,206	1,754,460
Shares redeemed	(1,004,403)	(26,949,383)	(1,591,955)	(41,214,901)

Net increase (decrease) in shares outstanding	424,633	$11,460,532	(466,253)	$(11,490,407)

	C Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	94,040	$2,432,559	226,407	$5,808,095
Reinvestment of dividends	53,040	1,339,793	11,793	303,207
Shares redeemed	(144,241)	(3,717,938)	(203,109)	(5,189,248)

Net increase in shares outstanding	2,839	$54,414	35,091	$922,054

48

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2018

	R6 Class
	Year Ended October 31,
	2018		2017
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	26,568,807	$758,695,266	10,184,651	$295,604,089
Reinvestment of dividends	1,281,161	35,513,778	-	-
Shares redeemed	(3,354,657)	(94,064,119)	(160,657)	(4,684,883)

Net increase in shares outstanding	24,495,311	$700,144,925	10,023,994	$290,919,206

12.  Subsequent Events

Effective November 15, 2018, the Fund, along with certain other funds managed by the Manager, entered into a committed revolving line of credit with a max borrowing amount of $250 million.

Management has evaluated additional subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

49

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2018	2017	2016A	2015	2014B

Net asset value, beginning of period	$29.51	$24.36	$24.69	$27.80	$28.04

Income (loss) from investment operations:
Net investment income	0.21	0.17	0.23	0.24	0.17
Net gains (losses) on investments (both realized and unrealized)	(0.94)	5.83	0.79	0.02	2.18

Total income (loss) from investment operations	(0.73)	6.00	1.02	0.26	2.35

Less distributions:
Dividends from net investment income	(0.15)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Total distributions	(2.64)	(0.85)	(1.35)	(3.37)	(2.59)

Net asset value, end of period	$26.14	$29.51	$24.36	$24.69	$27.80

Total returnC	(2.96)%	24.80%	4.58%	0.87%	8.78%

Ratios and supplemental data:
Net assets, end of period	$4,604,864,422	$5,527,380,111	$4,717,291,753	$4,313,522,956	$4,002,884,144
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.82%	0.83%	0.81%	0.80%
Expenses, net of reimbursements	0.80%	0.82%	0.83%	0.81%	0.80%
Net investment income, before expense reimbursements	0.66%	0.58%	1.01%	0.99%	0.67%
Net investment income, net of reimbursements	0.66%	0.58%	1.01%	0.99%	0.67%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2018	2017	2016A	2015	2014B

Net asset value, beginning of period	$29.13	$24.06	$24.41	$27.52	$27.81

Income (loss) from investment operations:
Net investment income	0.17	0.12	0.23	0.23	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.90)	5.78	0.76	0.01	2.12

Total income (loss) from investment operations	(0.73)	5.90	0.99	0.24	2.30

Less distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.19)	(0.17)	(0.14)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Total distributions	(2.63)	(0.83)	(1.34)	(3.35)	(2.59)

Net asset value, end of period	$25.77	$29.13	$24.06	$24.41	$27.52

Total returnC	(3.03)%	24.70%	4.49%	0.79%	8.67%

Ratios and supplemental data:
Net assets, end of period	$342,125,601	$379,409,116	$296,082,333	$251,360,287	$190,416,114
Ratios to average net assets:
Expenses, before reimbursements	0.87%	0.90%	0.90%	0.90%	0.89%
Expenses, net of reimbursements	0.87%	0.90%	0.90%	0.90%	0.89%
Net investment income, before expense reimbursements	0.59%	0.50%	0.94%	0.90%	0.58%
Net investment income, net of reimbursements	0.59%	0.50%	0.94%	0.90%	0.58%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2018	2017	2016A	2015	2014B

Net asset value, beginning of period	$28.46	$23.52	$23.86	$26.96	$27.27

Income (loss) from investment operations:
Net investment income	0.11	0.11	0.19	0.18	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.89)	5.60	0.73	(0.02)	2.09

Total income (loss) from investment operations	(0.78)	5.71	0.92	0.16	2.19

Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.11)	(0.08)	(0.05)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Total distributions	(2.56)	(0.77)	(1.26)	(3.26)	(2.50)

Net asset value, end of period	$25.12	$28.46	$23.52	$23.86	$26.96

Total returnC	(3.28)%	24.43%	4.27%	0.50%	8.40%

Ratios and supplemental data:
Net assets, end of period	$538,602,473	$660,241,571	$617,552,712	$723,044,801	$851,731,763
Ratios to average net assets:
Expenses, before reimbursements	1.13%	1.12%	1.14%	1.15%	1.16%
Expenses, net of reimbursements	1.13%	1.12%	1.14%	1.15%	1.16%
Net investment income, before expense reimbursements	0.33%	0.27%	0.70%	0.67%	0.33%
Net investment income, net of reimbursements	0.33%	0.27%	0.70%	0.67%	0.33%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2018	2017	2016B	2015	2014C

Net asset value, beginning of period	$28.09	$23.22	$23.60	$26.69	$27.06

Income (loss) from investment operations:
Net investment income	0.06	0.03	0.12	0.13	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.88)	5.57	0.73	0.01	2.07

Total income (loss) from investment operations	(0.82)	5.60	0.85	0.14	2.13

Less distributions:
Dividends from net investment income	(0.01)	(0.11)	(0.08)	(0.05)	(0.05)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Total distributions	(2.50)	(0.73)	(1.23)	(3.23)	(2.50)

Net asset value, end of period	$24.77	$28.09	$23.22	$23.60	$26.69

Total returnD	(3.44)%	24.26%	4.01%	0.41%	8.22%

Ratios and supplemental data:
Net assets, end of period	$77,578,775	$98,718,359	$110,205,158	$98,224,328	$102,681,998
Ratios to average net assets:
Expenses, before reimbursements	1.28%	1.30%	1.31%	1.31%	1.29%
Expenses, net of reimbursements	1.28%	1.30%	1.31%	1.31%	1.29%
Net investment income, before expense reimbursements	0.18%	0.11%	0.53%	0.51%	0.18%
Net investment income, net of reimbursements	0.18%	0.11%	0.53%	0.51%	0.18%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2018	2017	2016A	2015	2014B

Net asset value, beginning of period	$27.99	$23.14	$23.54	$26.63	$27.03

Income (loss) from investment operations:
Net investment income	0.07	0.07	0.15	0.13	0.11
Net gains (losses) on investments (both realized and unrealized)	(0.86)	5.53	0.73	0.02	2.03

Total income (loss) from investment operations	(0.79)	5.60	0.88	0.15	2.14

Less distributions:
Dividends from net investment income	(0.06)	(0.13)	(0.13)	(0.06)	(0.09)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Total distributions	(2.55)	(0.75)	(1.28)	(3.24)	(2.54)

Net asset value, end of period	$24.65	$27.99	$23.14	$23.54	$26.63

Total returnC	(3.37)%	24.36%	4.17%	0.45%	8.30%

Ratios and supplemental data:
Net assets, end of period	$66,380,615	$63,481,305	$63,277,387	$54,815,183	$29,569,753
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.20%	1.20%	1.21%	1.21%	1.27%
Expenses, net of reimbursements or recoupments	1.20%	1.20%	1.21%	1.22%	1.27%
Net investment income, before expense reimbursements or recoupments	0.25%	0.20%	0.64%	0.56%	0.19%
Net investment income, net of reimbursements or recoupments	0.25%	0.20%	0.64%	0.54%	0.20%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2018	2017	2016A	2015	2014B

Net asset value, beginning of period	$26.98	$22.39	$22.84	$26.05	$26.60

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.14)	(0.02)	0.03	(0.07)
Net gains (losses) on investments (both realized and unrealized)	(0.81)	5.35	0.72	(0.06)	1.97

Total income (loss) from investment operations	(0.89)	5.21	0.70	(0.03)	1.90

Less distributions:
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Total distributions	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)

Net asset value, end of period	$23.60	$26.98	$22.39	$22.84	$26.05

Total returnC	(3.89)%	23.39%	3.42%	(0.31)%	7.46%

Ratios and supplemental data:
Net assets, end of period	$13,480,297	$15,335,554	$11,938,196	$11,718,580	$9,676,368
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.86%	1.96%	1.96%	1.97%	2.03%
Expenses, net of reimbursements or recoupments	1.76%	1.96%	1.96%	1.98%	2.03%
Net investment (loss), before expense reimbursements or recoupments	(0.41)%	(0.58)%	(0.12)%	(0.17)%	(0.56)%
Net investment (loss), net of reimbursements or recoupments	(0.31)%	(0.58)%	(0.12)%	(0.17)%	(0.56)%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017

Net asset value, beginning of period	$29.51	$28.03

Income (loss) from investment operations:
Net investment income	0.22	–	B
Net gains (losses) on investments (both realized and unrealized)	(0.94)	1.48

Total income (loss) from investment operations	(0.72)	1.48

Less distributions:
Dividends from net investment income	(0.16)	-
Distributions from net realized gains	(2.49)	-

Total distributions	(2.65)	-

Net asset value, end of period	$26.14	$29.51

Total returnC	(2.93)%	5.28	%D

Ratios and supplemental data:
Net assets, end of period	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.77%	0.80	%E
Expenses, net of reimbursements	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	0.66%	(0.04	)%E
Portfolio turnover rate	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

56

American Beacon FundsSM

Federal Tax Information

October 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Small Cap Value	50.02%

Qualified Dividend Income:

Small Cap Value	53.34%

Long-Term Capital Gain Distributions:

Small Cap Value	$490,971,577

Short-Term Capital Gain Distributions:

Small Cap Value	$104,377,716

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

57

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Small Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Foundry Partners, LLC (“Foundry”), Hillcrest Asset Management LLC (“Hillcrest”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and BNY Mellon Asset Management North America Corp. (“BNY Mellon”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by, or derived from, the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

58

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

59

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of similar accounts or a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by Barrow, Brandywine, Foundry, Hillcrest and Hotchkis that the Fund’s subadvisory fee rate schedule for each such firm is favorable compared to other comparable client accounts of that firm, and representations made by BNY Mellon that, for fee comparison purposes, it does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by BNY Mellon. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

60

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that Barrow, Brandywine, Foundry Hotchkis and BNY Mellon benefit from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

61

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In considering the renewal of the Management Agreement for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Foundry, Hillcrest, Hotchkis and BNY Mellon, the Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Barrow (Fundamental Strategy)	5 Years	1	st Quintile
Barrow (Diversified Strategy)*	3 Years	3	rd Quintile
Brandywine	5 Years	1	st Quintile
Foundry	5 Years	1	st Quintile
Hillcrest*	3 Years	3	rd Quintile
Hotchkis (Fundamental Strategy)	5 Years	1	st Quintile
BNY Mellon	5 Years	2	nd Quintile

* Does not yet have a 5-year performance record.

The Trustees also considered: (1) that the three-year period was not long enough to fully evaluate the performance of the Barrow Diversified Strategy and Hillcrest and that the Manager was closely monitoring this performance; (2) information provided by each subadvisor, other than BNY Mellon, regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Fund; (3) BNY Mellon’s representation that it manages no other non-insurance registered investment company accounts in the same strategy as the subadvisor manages its allocation of the Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman and CEO; Resolute Investment Services, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present) and Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Distributors, Inc. (2017-Present) and Vice President (2017-2018); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present) Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2015-Present); Vice President, Resolute Investment Services, Inc. (2015-Present) Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present) and Chief Financial Officer (2010-Present); Treasurer and Chief Financial Officer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer and Chief Financial Officer, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and Chief Financial Officer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018) and Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and Chief Operating Officer (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Resolute Acquisition, Inc. (2015-2018); Assistant. Treasurer, Resolute Topco, Inc. (2015-2018); Assistant Treasurer, Resolute Investment Holdings, LLC. (2015-2018); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

69

American Beacon FundsSM

Privacy Policy

October 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/18

American Beacon®
FUNDS

2018 ANNUAL REPORT

October 31, 2018

BALANCED FUND

MID-CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Long-term investing isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. As a long-term investor, you should strive to accomplish the three Ds: direction, discipline and diversification.

▶   Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different types of investment categories and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your investment portfolio.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Bond and Domestic Equity Market Overviews

October 31, 2018 (Unaudited)

Domestic Bond Market Overview

Over the past 12 months, the Federal Reserve (the “Fed”) continued on the path of removing monetary stimulus from the economic system by raising the target federal funds rate four times, a quarter percentage point each, taking the rate from a range of 1.00% to 1.25% to a range of 2.00% to 2.25%. The Fed also increased its balance-sheet reduction program as planned. Given these moves, monetary policy was no longer characterized as “accommodative” by the Federal Open Market Committee in its official September release. However, during the press conference, Chairman Jerome H. Powell stated the change in language did not indicate “any change in the likely path of policy.” In the U.S. economy, despite the ongoing trade war with China, consumer confidence surged to its highest level since the year 2000, and small-business optimism reached an all-time high. Additionally, the third-quarter gross domestic product was 3.50%, and inflation remained around the Fed’s target of 2.00%.

Given the reduction in monetary stimulus and strong economic data, interest rates rose, and the yield curve flattened during the past 12 months. The 10-year Treasury yield rose 77 basis points (+0.77%) to 3.15% at period end. The two-year Treasury yield increased 127 basis points (+1.27%) to 2.87%, and the 30-year Treasury yield increased 51 basis points (+0.51%) to 3.39%. These moves caused the two- to 30-year Treasury yield spread to flatten by 76 basis points (-0.76%) to 0.52%.

As interest rates rose, bond prices declined, leading to a total return of -2.05% for the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) over the past 12 months. Credit risk was generally out of favor over the period as three of the four credit sectors posted a negative excess return. The Corporate sector was the worst performer with -47 basis points (-0.47%) of excess return relative to similar-duration Treasury securities. The Mortgage-Backed Securities and Agency sectors followed with -23 basis points (-0.23%) and -9 basis points (-0.09%), respectively. The lone bright spot was the Asset-Backed Securities sector with 34 basis points (0.34%) of excess return relative to similar-duration Treasuries. Thus, the Index had a negative return of -17 basis points (-0.17%) for the period.

Domestic Equity Market Overview

For the year ended October 31, 2018, the broad market S&P 500® Index (the “Index”) and the Dow Jones Industrial Average gained 7.35% and 9.87%, respectively. From a style perspective, Growth significantly outperformed Value across all market caps, according to the Russell® Indexes. In terms of size, it went from largest to smallest with large caps as the best performers, followed by mid-caps and small caps.

The following table illustrates various Russell Index returns according to size and style.

12-Month Period Ended October 31, 2018

Large Caps	1 Year
Russell 1000 Index	6.98%
Russell 1000 Growth Index	10.71%
Russell 1000 Value Index	3.04%

Mid-Caps	1 Year
Russell Midcap Index	2.80%
Russell Midcap Growth Index	6.14%
Russell Midcap Value Index	0.16%

Small Caps	1 Year
Russell 2000 Index	1.85%
Russell 2000 Growth Index	4.13%
Russell 2000 Value Index	(0.59)%

Domestic Bond and Domestic Equity Market Overviews

October 31, 2018 (Unaudited)

Although these returns may appear to be run of the mill, they are not. The 2017 calendar year ended on a strong note, riding on the wave of the Trump administration’s pro-growth policies and the Fed’s cautious navigation of the path to normalized interest rates. Short-volatility traders and cryptocurrencies were still all the rage. Unfortunately, 2018 came with a vengeance. By March of 2018, the short-volatility trade was literally wiped out and many cryptocurrencies lost value from previous-year highs. As market participants wondered how bad things would get, a shot of strong gross domestic product (“GDP”) growth in the second quarter of 2018 pushed markets higher through August. The last few months of the period under review witnessed the return of volatility as the rhetoric of a trade war heightened, economic growth forecasts declined, Capitol Hill gridlock following the mid-term elections dampened the potential for pro-growth policy, and the likelihood of continued rate hikes made investors nervous.

Looking more closely at the markets’ returns, a small subset of sectors accounted for most of the gains. For example, the Index derived more than 80% of its return from the Technology sector (315 basis points, or 3.15%), the Consumer Discretionary sector (146 basis points, or 1.46%) and the Health Care sector (144 basis points, or 1.44%), which comprise about 44% of the Index. The remaining eight sectors underperformed the Index. Similar trends also occurred in mid-caps and small caps; however, not to this degree. A narrow market is not uncommon as bull markets move into their later stages. For example, on August 22, 2018, the current bull market became the longest one in history, eclipsing the bull run in the 1990s.

The present bull market has been powered by slow and steady growth. In the last 12 months, the economy continued to be a bright spot. Third-quarter real GDP was up 3.5% (seasonally adjusted annual rate) on top of the strong 4.2% gain in the second quarter. In addition, the unemployment rate is near 50-year lows. Inflation, while rising, is still in an acceptable range, and the U.S. dollar is strong. All these factors contributed to the strong market returns and allowed the Fed to implement three rate hikes in 2018, with another expected in December.

Despite the favorable factors, the U.S. equity markets ended the 12-month period in a slump. Fear overwhelmed investors as the markets corrected. The markets sit at the crossroads of correction and a bear market – with risks of trade wars, slower growth and interest-rate hikes balanced by low unemployment, subdued inflation, and equity valuations near long-term averages.

American Beacon Balanced FundSM

Performance Overview

October 31, 2018 (Unaudited)

The Investor Class of the American Beacon Balanced Fund (the “Fund”) returned 0.62% for the twelve months ended October 31, 2018, underperforming the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (“Balanced Composite Index”) return of 1.08% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2008 through 10/31/2018

Total Returns for the Period ended October 31, 2018
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2008- 10/31/2018
Institutional Class (1,7)	AADBX	0.84%	6.46%	6.03%	9.53%	$24,849
Y Class (1,2,7)	ACBYX	0.88%	6.46%	6.00%	9.47%	$24,705
Investor Class (1,7)	AABPX	0.62%	6.13%	5.70%	9.18%	$24,065
Advisor Class (1,7)	ABLSX	0.49%	5.97%	5.52%	9.00%	$23,675
A Class without sales charge (1,3,7)	ABFAX	0.73%	6.12%	5.65%	9.10%	$23,895
A Class with sales charge (1,3,7)	ABFAX	(5.04)%	4.05%	4.41%	8.46%	$22,531
C Class without sales charge (1,4,7)	ABCCX	0.04%	5.34%	4.87%	8.43%	$22,462
C Class with sales charge (1,4,7)	ABCCX	(0.96)%	5.34%	4.87%	8.43%	$22,462

Bloomberg Barclays U.S. Aggregate Bond Index (6)		(2.05)%	1.04%	1.83%	3.94%	$14,715
Russell 1000® Value Index (6)		3.03%	8.88%	8.61%	11.30%	$29,170
Balanced Composite Index (5)		1.08%	5.80%	5.99%	8.59%	$22,794

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/08 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown

American Beacon Balanced FundSM

Performance Overview

October 31, 2018 (Unaudited)

may be higher than they would have been had the Y Class been in existence since 10/31/08. A portion of the fees charged to the Y Class of the Fund was waived in 2011, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011.

3.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/08. A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2011 and 2012. A Class has a maximum sales charge of 5.75%.

4.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/08. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

5.

To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Bloomberg Barclays U.S. Aggregate Bond Index have been combined in a 60% / 40% proportion.

6.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares were 0.60%, 0.69%, 0.90%, 1.09%, 1.00%, and 1.74%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the twelve-month period, the Fund’s assets on average were invested 67% in equities (including equitized cash) and 33% in fixed-income securities, ending the period with 65% in equities (including equitized cash) and 35% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 2.27% for the period, underperforming the Russell 1000 Value Index (the “Index”) return of 3.03%. The Fund underperformed the Index as both sector allocation and stock selection detracted value relative to the Index.

Stock selection in the Financials and Industrials sectors contributed the majority of the underperformance during the twelve-month period. In the Financials sector, American International Group (down 34.89%) lost value, followed by Citigroup, Inc., which fell 8.42%. In the Industrials sector, the Fund’s position in Johnson Controls International (down 19.45%) and Macquarie Infrastructure Corp., (down 37.70%) were the biggest detractors. Within Energy, positions in ConocoPhillips (up 39.04%) and BP PLC, Sponsored ADR (up 12.81%) both had positive impacts on performance.

The Fund’s overweight to Consumer Discretionary (down 2.12%) and underweight to Health Care (up 13.73%) hurt performance the most through sector allocation. On the other hand, being overweight in Information Technology (up 8.13%) helped buoy the Fund’s relative underperformance.

The fixed-income portion of the Fund returned -0.74% for the twelve-month period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”) return of -2.05%. The Fund’s fixed-income excess performance relative to the Barclays Index was due to security selection. The Fund’s selections in U.S. Treasuries (up 0.4%) and CMO (up 0.5%) added relative value. Good selections in Manufacturing (down 0.8%) and Energy (down 2.8%), within Corporates, also benefited the Fund. From a duration perspective, the portfolio was helped by an overweight allocation and good selections in the 0 to 1 year maturity range.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

American Beacon Balanced FundSM

Performance Overview

October 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 2.352%, Due 4/30/2020, (3-mo. Treasury money market yield + 0.030%)		5.2
Citigroup, Inc.		2.0
General Motors Co.		1.9
BP PLC, Sponsored ADR		1.7
Bank of America Corp.		1.6
JPMorgan Chase & Co.		1.6
American International Group, Inc.		1.6
Comcast Corp., Class A		1.5
ConocoPhillips		1.4
Wells Fargo & Co.		1.4

Total Fund Holdings	502

Sector Allocation (% Equities)
Financials		24.8
Energy		17.3
Information Technology		10.6
Health Care		10.4
Consumer Discretionary		10.1
Industrials		8.4
Communication Services		8.3
Consumer Staples		5.0
Materials		3.9
Utilities		1.2

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		43.3
U.S. Agency Mortgage-Backed Obligations		15.5
Financial		13.4
Consumer, Cyclical		5.6
Communications		4.1
Consumer, Non-Cyclical		3.0
Utilities		2.8
Industrial		2.8
Asset-Backed Obligations		2.6
Technology		2.3
Commercial Mortgage-Backed Obligations		1.8
Energy		1.6
Basic Materials		0.7
Foreign Sovereign Obligations		0.5

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

The Investor Class of the American Beacon Mid-Cap Value Fund (the “Fund”) returned -7.13% for the twelve months ended October 31, 2018, underperforming the Russell Midcap® Value Index (the “Index”) return of 0.16% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2008 through 10/31/2018

Total Returns for the Period ended October 31, 2018
	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2008- 10/31/2018
Institutional Class (1,3,10)	AACIX	(6.89)%	5.94%	6.12%	13.80%	$36,428
Y Class (1,4,10)	ACMYX	(6.96)%	5.85%	6.07%	13.73%	$36,219
Investor Class (1,2,10)	AMPAX	(7.13)%	5.70%	5.89%	13.59%	$35,773
Advisor Class (1,5,10)	AMCSX	(7.38)%	5.38%	5.57%	13.27%	$34,769
A Class without sales charge (1,6,10)	ABMAX	(7.32)%	5.53%	5.70%	13.31%	$34,879
A Class with sales charge (1,6,10)	ABMAX	(12.66)%	3.47%	4.46%	12.64%	$32,876
C Class without sales charge (1,7,10)	AMCCX	(7.85)%	4.78%	4.93%	12.63%	$32,862
C Class with sales charge (1,7,10)	AMCCX	(8.85)%	4.78%	4.93%	12.63%	$32,862
R6 Class (1,8,10)	AMDRX	(6.89)%	5.94%	6.12%	13.80%	$36,428

Russell Midcap® Value Index (9)		0.16%	8.15%	8.11%	13.35%	$35,011

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

A portion of the fees charged to the Investor Class of the Fund was waived from 2008 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2008 through 2013.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

3.

A portion of the fees charged to the Institutional Class of the Fund was waived from 2008 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2008 through 2013.

4.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/08 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the Institutional Class are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/08. A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013.

5.

A portion of the fees charged to the Advisor Class of the Fund was waived from 2008 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.

6.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the Investor Class are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/08. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.

7.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/08 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the Investor Class are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/08. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

8.

Fund performance for the one-year, three-year, five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/08 through 2/28/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/08. A portion of the fees charged to the R6 Class of the Fund has been waived since 2/28/18. Performance prior to waiving fees was lower than the actual returns shown.

9.

The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

10.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, R6 and C Class shares were 0.90%, 0.98%, 1.10%, 1.41%, 1.28%, 0.89% and 2.05%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as both stock selection and sector allocation detracted value relative to the Index.

From a security selection perspective, the Fund’s relative underperformance was driven by holdings in the Energy, Information Technology and Industrials sectors. Within Energy, EQT Corp. was down 44.4%, while Weatherford International was down 59.0%. Companies in the Consumer Discretionary sector detracting from performance included Dana, Inc. (down 48.0%) and Adient PLC (down 64.8%). In the Industrials sector, Jeld Wen Holding (down 56.6%) and Ryder System (down 30.0%) were the largest detractors for the period. Slightly offsetting this underperformance were positions in the Financials sector, such as Validus Holdings (up 25.8%), Voya Financial (up 10.7%) and Hanover Insurance Group (up 20.2%).

In sector allocation, the Fund’s overweight positions in the Industrials and Consumer Discretionary sectors, two of the worst performing sectors in the Index, were the primary drivers of underperformance for the period. Offsetting some of this performance was an overweight position in Information Technology, a top performing sector for the period. Also adding modest value was an underweight to Materials.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
KeyCorp		1.9
Axis Capital Holdings Ltd.		1.9
Willis Towers Watson PLC		1.9
Fifth Third Bancorp		1.9
MGM Growth Properties LLC, Class A		1.6
Dover Corp.		1.6
Murphy Oil Corp.		1.5
Universal Health Services, Inc., Class B		1.5
Avnet, Inc.		1.5
Cardinal Health, Inc.		1.4

Total Fund Holdings	118

Sector Allocation (% Equities)
Financials		22.8
Industrials		16.1
Consumer Discretionary		11.8
Energy		8.9
Health Care		8.5
Information Technology		8.4
Real Estate		6.9
Utilities		6.8
Communication Services		4.0
Materials		3.7
Consumer Staples		2.1

American Beacon FundSM

Expense Examples

October 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2018 (Unaudited)

American Beacon Balanced Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
Institutional Class
Actual	$1,000.00	$990.70	$3.06
Hypothetical**	$1,000.00	$1,022.10	$3.11
Y Class
Actual	$1,000.00	$991.60	$3.51
Hypothetical**	$1,000.00	$1,021.70	$3.57
Investor Class
Actual	$1,000.00	$990.50	$4.92
Hypothetical**	$1,000.00	$1,020.30	$4.99
Advisor Class
Actual	$1,000.00	$989.70	$5.52
Hypothetical**	$1,000.00	$1,019.70	$5.60
A Class
Actual	$1,000.00	$990.30	$4.41
Hypothetical**	$1,000.00	$1,020.80	$4.48
C Class
Actual	$1,000.00	$987.30	$8.16
Hypothetical**	$1,000.00	$1,017.00	$8.29

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.61%, 0.70%, 0.98%, 1.10%, 0.88%, and 1.63% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Mid-Cap Value Fund
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period 5/1/2018-10/31/2018*
Institutional Class
Actual	$1,000.00	$935.50	$4.20
Hypothetical**	$1,000.00	$1,020.90	$4.38
Y Class
Actual	$1,000.00	$935.00	$4.63
Hypothetical**	$1,000.00	$1,020.40	$4.84
Investor Class
Actual	$1,000.00	$934.30	$5.75
Hypothetical**	$1,000.00	$1,019.30	$6.01
Advisor Class
Actual	$1,000.00	$933.00	$6.72
Hypothetical**	$1,000.00	$1,018.20	$7.02
A Class
Actual	$1,000.00	$933.50	$6.24
Hypothetical**	$1,000.00	$1,018.80	$6.51
C Class
Actual	$1,000.00	$930.50	$9.25
Hypothetical**	$1,000.00	$1,015.60	$9.65
R6 Class
Actual	$1,000.00	$935.50	$4.29
Hypothetical**	$1,000.00	$1,020.77	$4.48

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.86%, 0.95%, 1.18%, 1.38%, 1.28%, 1.90%, and 0.88% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 28, 2018

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 62.19%
Communication Services - 5.17%
Diversified Telecommunication Services - 1.15%
AT&T, Inc.	75,473	$2,315,512
Verizon Communications, Inc.	19,717	1,125,643

		3,441,155

Entertainment - 0.18%
Walt Disney Co.	4,600	528,218

Interactive Media & Services - 0.57%
Facebook, Inc., Class AA	11,200	1,700,048

Media - 2.79%
CBS Corp., Class B, NVDR	14,152	811,617
Comcast Corp., Class A	113,940	4,345,672
Discovery, Inc., Class AA B	5,100	165,189
Discovery, Inc., Class CA	63,499	1,861,156
Interpublic Group of Cos, Inc.	15,100	349,716
News Corp., Class A	41,300	544,747
Omnicom Group, Inc.	3,886	288,807

		8,366,904

Wireless Telecommunication Services - 0.48%
Vodafone Group PLC, Sponsored ADR	75,732	1,433,607

Total Communication Services		15,469,932

Consumer Discretionary - 6.29%
Auto Components - 1.18%
Adient PLCB	18,532	563,743
Garrett Motion, Inc.A	853	12,940
Goodyear Tire & Rubber Co.	29,759	626,725
Magna International, Inc.	47,627	2,345,154

		3,548,562

Automobiles - 2.04%
General Motors Co.	154,571	5,655,753
Harley-Davidson, Inc.	11,841	452,563

		6,108,316

Hotels, Restaurants & Leisure - 0.54%
Carnival Corp.	13,042	730,874
Norwegian Cruise Line Holdings Ltd.A	19,965	879,857

		1,610,731

Household Durables - 0.90%
DR Horton, Inc.	26,211	942,548
Mohawk Industries, Inc.A	8,200	1,022,786
Tupperware Brands Corp.	20,500	719,550

		2,684,884

Multiline Retail - 0.82%
Dollar General Corp.	21,951	2,444,902

Specialty Retail - 0.81%
Bed Bath & Beyond, Inc.B	14,824	203,682
Lowe’s Cos, Inc.	23,442	2,232,147

		2,435,829

Total Consumer Discretionary		18,833,224

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 62.19% (continued)
Consumer Staples - 3.11%
Beverages - 0.83%
Molson Coors Brewing Co., Class B	22,600	$1,446,400
PepsiCo, Inc.	9,200	1,033,896

		2,480,296

Food Products - 0.84%
Ingredion, Inc.	5,500	556,490
Kellogg Co.	4,792	313,780
Mondelez International, Inc., Class A	21,800	915,164
Tyson Foods, Inc., Class A	12,400	743,008

		2,528,442

Personal Products - 0.23%
Unilever PLC, Sponsored ADR	12,700	672,846

Tobacco - 1.21%
Altria Group, Inc.	21,614	1,405,775
Imperial Brands PLC, Sponsored ADR	27,160	919,366
Philip Morris International, Inc.	14,792	1,302,731

		3,627,872

Total Consumer Staples		9,309,456

Energy - 10.74%
Energy Equipment & Services - 2.02%
Halliburton Co.	34,800	1,206,864
Helmerich & Payne, Inc.	11,200	697,648
National Oilwell Varco, Inc.	13,100	482,080
Oceaneering International, Inc.A	27,055	512,422
Schlumberger Ltd.	61,556	3,158,438

		6,057,452

Oil, Gas & Consumable Fuels - 8.72%
Apache Corp.	49,614	1,876,897
BP PLC, Sponsored ADR	118,113	5,122,561
Canadian Natural Resources Ltd.	95,265	2,602,640
Chevron Corp.	15,474	1,727,672
ConocoPhillips	62,023	4,335,408
Devon Energy Corp.	43,607	1,412,867
Hess Corp.	29,032	1,666,437
Kinder Morgan, Inc.	38,600	656,972
Kosmos Energy Ltd.A	40,369	261,995
Marathon Oil Corp.	94,031	1,785,649
Marathon Petroleum Corp.	5,531	389,659
Murphy Oil Corp.	28,575	910,399
Phillips 66	23,035	2,368,459
Royal Dutch Shell PLC, Class A, Sponsored ADR	15,935	1,006,932

		26,124,547

Total Energy		32,181,999

Financials - 15.44%
Banks - 7.72%
Banco Santander S.A., ADRB	204,800	978,944
Bank of America Corp.	175,943	4,838,433
BNP Paribas S.A., ADRB	22,600	587,374
CIT Group, Inc.	6,650	315,077
Citigroup, Inc.	89,266	5,843,352

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 62.19% (continued)
Financials - 15.44% (continued)
Banks - 7.72% (continued)
Citizens Financial Group, Inc.	22,568	$842,915
JPMorgan Chase & Co.	44,120	4,809,962
PNC Financial Services Group, Inc.	4,399	565,228
Wells Fargo & Co.	81,284	4,326,747

		23,108,032

Capital Markets - 2.85%
Bank of New York Mellon Corp.	10,215	483,476
Blackstone Group LP, MLP	59,630	1,929,627
Goldman Sachs Group, Inc.	6,297	1,419,155
Invesco Ltd.	42,700	927,017
KKR & Co., Inc., Class A	99,684	2,357,527
Morgan Stanley	7,337	335,007
State Street Corp.	15,806	1,086,662

		8,538,471

Consumer Finance - 2.11%
Ally Financial, Inc.	19,700	500,577
Capital One Financial Corp.	14,629	1,306,370
Discover Financial Services	13,700	954,479
Navient Corp.	39,575	458,278
OneMain Holdings, Inc.A	20,265	577,958
Santander Consumer USA Holdings, Inc.	46,679	875,231
SLM Corp.A	121,730	1,234,342
Synchrony Financial	14,300	412,984

		6,320,219

Diversified Financial Services - 0.87%
AXA Equitable Holdings, Inc.	31,800	645,222
Berkshire Hathaway, Inc., Class BA	9,542	1,958,782

		2,604,004

Insurance - 1.89%
American International Group, Inc.	112,611	4,649,708
Travelers Cos, Inc.	8,157	1,020,686

		5,670,394

Total Financials		46,241,120

Health Care - 6.44%
Biotechnology - 0.59%
Biogen, Inc.A	1,472	447,885
Celgene Corp.A	6,286	450,078
Gilead Sciences, Inc.	9,720	662,710
Portola Pharmaceuticals, Inc.A B	11,300	222,497

		1,783,170

Health Care Equipment & Supplies - 1.18%
Medtronic PLC	31,508	2,830,048
Zimmer Biomet Holdings, Inc.	6,132	696,534

		3,526,582

Health Care Providers & Services - 1.98%
Anthem, Inc.	10,098	2,782,706
CVS Health Corp.	43,617	3,157,434

		5,940,140

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 62.19% (continued)
Health Care - 6.44% (continued)
Pharmaceuticals - 2.69%
GlaxoSmithKline PLC, Sponsored ADR	24,343	$950,838
Horizon Pharma PLCA	24,812	451,826
Jazz Pharmaceuticals PLCA	2,893	459,466
Johnson & Johnson	3,994	559,120
Merck & Co., Inc.	15,219	1,120,271
Mylan N.V.A	20,644	645,125
Pfizer, Inc.	49,205	2,118,767
Sanofi, ADR	38,923	1,740,637

		8,046,050

Total Health Care		19,295,942

Industrials - 5.24%
Aerospace & Defense - 0.84%
Embraer S.A., Sponsored ADR	10,824	241,050
General Dynamics Corp.	3,108	536,379
Raytheon Co.	6,088	1,065,644
United Technologies Corp.	5,328	661,791

		2,504,864

Airlines - 0.95%
American Airlines Group, Inc.	44,061	1,545,660
Delta Air Lines, Inc.	23,945	1,310,510

		2,856,170

Building Products - 0.87%
Johnson Controls International PLC	80,582	2,576,206
Resideo Technologies, Inc.A	1,423	29,944

		2,606,150

Construction & Engineering - 0.02%
AECOMA	2,378	69,295

Electrical Equipment - 0.15%
Eaton Corp. PLC	6,083	435,969

Industrial Conglomerates - 1.05%
General Electric Co.	188,935	1,908,243
Honeywell International, Inc.	8,535	1,236,039

		3,144,282

Machinery - 0.97%
CNH Industrial N.V.B	124,280	1,291,269
Cummins, Inc.	9,672	1,322,066
PACCAR, Inc.	5,139	294,002

		2,907,337

Trading Companies & Distributors - 0.39%
AerCap Holdings N.V.A	23,591	1,181,437

Total Industrials		15,705,504

Information Technology - 6.62%
Communications Equipment - 0.59%
Cisco Systems, Inc.	24,471	1,119,548
Telefonaktiebolaget LM Ericsson, Sponsored ADR	73,920	640,147

		1,759,695

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 62.19% (continued)
Information Technology - 6.62% (continued)
Electronic Equipment, Instruments & Components - 0.78%
Corning, Inc.	34,995	$1,118,090
IPG Photonics Corp.A	5,600	747,880
TE Connectivity Ltd.	6,358	479,521

		2,345,491

IT Services - 0.44%
First Data Corp., Class AA	52,600	985,724
Teradata Corp.A	8,818	320,975

		1,306,699

Semiconductors & Semiconductor Equipment - 1.32%
Micron Technology, Inc.A	55,335	2,087,236
QUALCOMM, Inc.	29,752	1,871,104

		3,958,340

Software - 2.62%
Microsoft Corp.	34,142	3,646,707
Oracle Corp.	85,929	4,196,772

		7,843,479

Technology Hardware, Storage & Peripherals - 0.87%
Hewlett Packard Enterprise Co.	171,108	2,609,397

Total Information Technology		19,823,101

Materials - 2.43%
Chemicals - 1.81%
Air Products & Chemicals, Inc.	12,878	1,987,719
DowDuPont, Inc.	45,227	2,438,640
Eastman Chemical Co.	12,585	986,035

		5,412,394

Containers & Packaging - 0.62%
Crown Holdings, Inc.A	21,035	889,570
International Paper Co.	21,325	967,302

		1,856,872

Total Materials		7,269,266

Utilities - 0.71%
Electric Utilities - 0.71%
Entergy Corp.	7,999	671,516
PPL Corp.	23,547	715,829
Southern Co.	16,543	744,931

		2,132,276

Total Utilities		2,132,276

Total Common Stocks (Cost $153,032,528)		186,261,820

	Principal Amount

CORPORATE OBLIGATIONS - 10.99%
Basic Materials - 0.21%
Dow Chemical Co.,
4.125%, Due 11/15/2021	$145,000	147,191
3.500%, Due 10/1/2024	299,000	289,999
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	70,000	69,142

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.99% (continued)
Basic Materials - 0.21% (continued)
Nucor Corp.,
4.125%, Due 9/15/2022	$52,000	$52,911
4.000%, Due 8/1/2023	80,000	81,035

		640,278

Communications - 0.89%
Amazon.com, Inc., 3.875%, Due 8/22/2037	70,000	66,040
AT&T, Inc.,
4.450%, Due 4/1/2024	80,000	80,775
3.400%, Due 5/15/2025	169,000	158,679
4.500%, Due 5/15/2035	106,000	95,633
6.350%, Due 3/15/2040	40,000	42,246
CBS Corp., 3.375%, Due 3/1/2022	337,000	331,662
Charter Communications Operating LLC, 3.750%, Due 2/15/2028	130,000	117,727
Comcast Corp.,
3.150%, Due 3/1/2026	84,000	78,552
4.600%, Due 10/15/2038	75,000	73,385
6.550%, Due 7/1/2039	217,000	256,131
eBay, Inc., 2.150%, Due 6/5/2020	95,000	93,323
NBCUniversal Enterprise, Inc., 2.737%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)C D	735,000	734,818
RELX Capital, Inc., 3.500%, Due 3/16/2023	55,000	54,226
Verizon Communications, Inc.,
4.125%, Due 3/16/2027	150,000	148,457
4.329%, Due 9/21/2028	180,000	178,077
Warner Media LLC, 4.750%, Due 3/29/2021	157,000	161,116

		2,670,847

Consumer, Cyclical - 1.93%
American Honda Finance Corp.,
3.875%, Due 9/21/2020C	250,000	252,874
3.375%, Due 12/10/2021	130,000	129,830
Aptiv Corp., 4.150%, Due 3/15/2024	110,000	109,112
Costco Wholesale Corp., 2.150%, Due 5/18/2021	190,000	185,360
Daimler Finance North America LLC,
2.250%, Due 9/3/2019C	169,000	167,746
2.450%, Due 5/18/2020C	313,000	308,271
2.760%, Due 2/22/2021, (3-mo. USD LIBOR + 0.450%)C D	575,000	574,494
Dollar General Corp., 4.125%, Due 5/1/2028	50,000	48,441
Dollar Tree, Inc., 3.700%, Due 5/15/2023	85,000	82,843
Ford Motor Credit Co. LLC,
3.408%, Due 1/9/2020, (3-mo. USD LIBOR + 1.000%)D	222,000	222,056
3.218%, Due 4/5/2021, (3-mo. USD LIBOR + 0.810%)D	470,000	466,102
5.875%, Due 8/2/2021	200,000	207,016
3.810%, Due 1/9/2024	95,000	88,262
General Motors Financial Co., Inc.,
3.366%, Due 4/13/2020, (3-mo. USD LIBOR + 0.930%)D	805,000	808,726
3.150%, Due 6/30/2022	90,000	86,438
Home Depot, Inc.,
2.700%, Due 4/1/2023	72,000	69,769
3.350%, Due 9/15/2025	65,000	63,606
McDonald’s Corp., 3.700%, Due 1/30/2026	133,000	129,761
Nissan Motor Acceptance Corp., 2.350%, Due 3/4/2019C	289,000	288,446
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	115,000	112,858
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	58,000	57,529
2.200%, Due 9/15/2019	52,000	51,680
Starbucks Corp., 4.000%, Due 11/15/2028	90,000	87,440
Toyota Motor Credit Corp., 3.450%, Due 9/20/2023	250,000	248,181

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.99% (continued)
Consumer, Cyclical - 1.93% (continued)
Volkswagen Group of America Finance LLC, 2.450%, Due 11/20/2019C	$313,000	$309,883
Walgreens Boots Alliance, Inc., 3.800%, Due 11/18/2024	145,000	141,548
Walmart, Inc.,
3.400%, Due 6/26/2023	260,000	259,123
7.550%, Due 2/15/2030	169,000	222,433

		5,779,828

Consumer, Non-Cyclical - 0.97%
Abbott Laboratories, 4.900%, Due 11/30/2046	70,000	72,128
AbbVie, Inc.,
3.200%, Due 5/14/2026	85,000	77,794
4.300%, Due 5/14/2036	87,000	77,767
Altria Group, Inc., 4.750%, Due 5/5/2021	145,000	149,120
Amgen, Inc., 4.400%, Due 5/1/2045	75,000	68,236
Anheuser-Busch InBev Finance, Inc.,
2.650%, Due 2/1/2021	145,000	142,152
3.650%, Due 2/1/2026	145,000	137,927
Anheuser-Busch InBev Worldwide, Inc., 4.375%, Due 4/15/2038	35,000	31,814
Anthem, Inc., 2.500%, Due 11/21/2020	90,000	88,170
Baxalta, Inc., 4.000%, Due 6/23/2025	20,000	19,494
Bayer US Finance LLC, 2.375%, Due 10/8/2019C	300,000	297,511
Celgene Corp., 5.250%, Due 8/15/2043	70,000	68,681
CVS Health Corp.,
2.125%, Due 6/1/2021	60,000	57,828
5.050%, Due 3/25/2048	55,000	53,628
General Mills, Inc., 2.200%, Due 10/21/2019	289,000	286,361
Genzyme Corp., 5.000%, Due 6/15/2020	39,000	40,107
Halfmoon Parent, Inc., 4.125%, Due 11/15/2025C	75,000	74,130
Humana, Inc., 3.150%, Due 12/1/2022	115,000	111,839
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	45,000	42,812
Kraft Heinz Foods Co., 5.000%, Due 7/15/2035	65,000	61,598
Medtronic, Inc., 3.500%, Due 3/15/2025	313,000	306,403
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	90,000	80,059
Philip Morris International, Inc., 2.625%, Due 3/6/2023	85,000	81,226
Reynolds American, Inc., 5.850%, Due 8/15/2045	65,000	66,762
S&P Global, Inc., 4.400%, Due 2/15/2026	70,000	71,304
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	120,000	119,489
3.950%, Due 10/15/2042	80,000	73,468
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	85,000	80,174
Zoetis, Inc., 3.000%, Due 9/12/2027	75,000	68,513

		2,906,495

Energy - 0.35%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	50,000	49,006
Chevron Corp., 1.790%, Due 11/16/2018	100,000	99,973
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	81,000	81,395
Concho Resources, Inc., 4.300%, Due 8/15/2028	85,000	82,937
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	45,000	50,787
EOG Resources, Inc., 4.150%, Due 1/15/2026	70,000	70,592
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	60,000	58,474
MPLX LP,
4.875%, Due 12/1/2024	62,000	63,487
5.200%, Due 3/1/2047	46,000	43,507
ONEOK, Inc., 4.550%, Due 7/15/2028	90,000	88,088
Phillips 66, 4.300%, Due 4/1/2022	47,000	47,935
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	53,000	49,508
3.750%, Due 3/1/2028	50,000	46,290

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.99% (continued)
Energy - 0.35% (continued)
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	$63,000	$58,421
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	48,000	47,316
TC PipeLines LP, 3.900%, Due 5/25/2027	40,000	37,195
Valero Energy Corp., 4.350%, Due 6/1/2028	60,000	58,565

		1,033,476

Financial - 4.02%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	85,000	78,803
American Express Co.,
3.400%, Due 2/27/2023	145,000	142,152
4.050%, Due 12/3/2042	90,000	84,183
American International Group, Inc., 4.875%, Due 6/1/2022	289,000	297,214
Bank of America Corp.,
3.124%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)D	210,000	205,204
4.125%, Due 1/22/2024	193,000	194,121
6.110%, Due 1/29/2037	176,000	196,796
5.000%, Due 1/21/2044	245,000	250,498
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	176,000	175,686
3.250%, Due 5/16/2027	140,000	132,865
BB&T Corp., 2.750%, Due 4/1/2022	150,000	146,047
Boston Properties LP, 3.200%, Due 1/15/2025	130,000	123,510
Capital One Financial Corp., 2.500%, Due 5/12/2020	115,000	113,373
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	125,000	118,326
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	70,000	67,332
Citibank NA, 2.688%, Due 2/12/2021, (3-mo. USD LIBOR + 0.350%)D	510,000	509,867
Citigroup, Inc.,
3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)D	295,000	282,106
5.875%, Due 1/30/2042	145,000	163,793
Crown Castle International Corp., 3.400%, Due 2/15/2021	84,000	83,467
Digital Realty Trust LP, 3.700%, Due 8/15/2027	95,000	88,816
ERP Operating LP, 3.000%, Due 4/15/2023	52,000	50,538
Goldman Sachs Group, Inc.,
5.750%, Due 1/24/2022	385,000	406,822
3.060%, Due 2/23/2023, (3-mo. USD LIBOR + 0.750%)D	1,040,000	1,038,951
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)D	155,000	149,358
3.500%, Due 1/23/2025	95,000	90,935
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)D	85,000	80,582
HCP, Inc., 2.625%, Due 2/1/2020	85,000	84,081
Intercontinental Exchange, Inc.,
2.750%, Due 12/1/2020	72,000	71,177
4.250%, Due 9/21/2048	35,000	32,614
JPMorgan Chase & Co.,
3.625%, Due 5/13/2024	434,000	427,302
3.797%, Due 7/23/2024, (3-mo. USD LIBOR + 0.890%)D	85,000	84,432
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)D	120,000	115,437
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)D	140,000	126,678
5.500%, Due 10/15/2040	313,000	344,202
KeyCorp, 5.100%, Due 3/24/2021	60,000	62,102
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023C	113,000	113,364
Mastercard, Inc., 3.375%, Due 4/1/2024	105,000	103,970
MetLife, Inc.,
6.375%, Due 6/15/2034	169,000	200,079
4.721%, Due 12/15/2044	193,000	190,329
Metropolitan Life Global Funding I,
2.559%, Due 9/19/2019, (3-mo. USD LIBOR + 0.220%)C D	355,000	355,288
2.638%, Due 1/8/2021, (3-mo. USD LIBOR + 0.230%)C D	480,000	479,517

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.99% (continued)
Financial - 4.02% (continued)
Morgan Stanley,
7.300%, Due 5/13/2019	$361,000	$368,956
5.625%, Due 9/23/2019	169,000	172,624
3.700%, Due 10/23/2024	170,000	165,653
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)D	105,000	98,334
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	92,000	91,715
2.950%, Due 2/7/2024	65,000	62,661
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	110,000	108,912
Prudential Financial, Inc., 4.600%, Due 5/15/2044	313,000	304,432
Public Storage, 2.370%, Due 9/15/2022	105,000	100,610
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	105,000	98,808
Simon Property Group LP,
2.200%, Due 2/1/2019	170,000	169,717
3.375%, Due 10/1/2024	313,000	303,997
State Street Corp., 3.300%, Due 12/16/2024	120,000	116,462
SunTrust Bank, 2.450%, Due 8/1/2022	110,000	105,352
Travelers Cos, Inc., 4.000%, Due 5/30/2047	70,000	64,947
Ventas Realty LP, 5.700%, Due 9/30/2043	55,000	58,587
Visa, Inc.,
2.800%, Due 12/14/2022	65,000	63,338
3.150%, Due 12/14/2025	105,000	101,025
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	55,000	54,285
2.550%, Due 12/7/2020	110,000	107,817
3.533%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)D	1,087,000	1,103,897
3.000%, Due 10/23/2026	65,000	59,453
4.750%, Due 12/7/2046	90,000	85,534

		12,029,033

Industrial - 0.86%
BAE Systems Holdings, Inc., 3.800%, Due 10/7/2024C	313,000	307,667
Burlington Northern Santa Fe LLC,
3.650%, Due 9/1/2025	65,000	64,635
5.750%, Due 5/1/2040	202,000	232,466
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	105,000	104,093
CSX Corp., 5.500%, Due 4/15/2041	157,000	166,776
Eaton Corp., 2.750%, Due 11/2/2022	75,000	72,414
General Dynamics Corp., 2.875%, Due 5/11/2020	135,000	134,502
General Electric Co.,
6.000%, Due 8/7/2019	169,000	172,356
5.500%, Due 1/8/2020	120,000	122,378
John Deere Capital Corp.,
1.950%, Due 6/22/2020	105,000	103,273
2.150%, Due 9/8/2022	90,000	85,734
Lockheed Martin Corp., 3.550%, Due 1/15/2026	90,000	87,859
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	95,000	76,270
Northrop Grumman Corp.,
5.050%, Due 8/1/2019	72,000	72,952
3.850%, Due 4/15/2045	130,000	113,568
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	135,000	134,957
Union Pacific Corp., 4.100%, Due 9/15/2067	90,000	74,355
United Technologies Corp.,
1.900%, Due 5/4/2020	105,000	102,780
4.125%, Due 11/16/2028	95,000	93,308
6.125%, Due 7/15/2038	217,000	246,955

		2,569,298

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 10.99% (continued)
Technology - 0.80%
Analog Devices, Inc., 3.900%, Due 12/15/2025	$75,000	$73,370
Apple, Inc., 2.850%, Due 5/11/2024	210,000	201,537
Autodesk, Inc., 3.500%, Due 6/15/2027	95,000	87,222
Broadcom Corp., 2.375%, Due 1/15/2020	41,000	40,522
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	65,000	61,162
Dell International LLC / EMC Corp., 4.420%, Due 6/15/2021C	135,000	136,120
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	1,178,000	1,152,280
HP, Inc., 4.050%, Due 9/15/2022	145,000	146,386
Intel Corp., 3.300%, Due 10/1/2021	86,000	86,091
Microsoft Corp., 4.450%, Due 11/3/2045	135,000	139,418
Oracle Corp.,
2.500%, Due 5/15/2022	115,000	111,309
4.300%, Due 7/8/2034	112,000	109,732
QUALCOMM, Inc., 3.000%, Due 5/20/2022	65,000	63,700

		2,408,849

Utilities - 0.96%
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	287,000	338,277
Consolidated Edison Co. of New York, Inc.,
5.500%, Due 12/1/2039, Series 09-C	169,000	189,749
4.625%, Due 12/1/2054	55,000	53,589
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	86,000	85,346
Dominion Energy, Inc., 2.579%, Due 7/1/2020	90,000	88,632
DPL, Inc., 7.250%, Due 10/15/2021	295,000	313,255
Duke Energy Corp., 3.550%, Due 9/15/2021	130,000	129,916
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	125,000	118,854
Edison International, 2.950%, Due 3/15/2023	82,000	77,996
Entergy Louisiana, LLC, 4.000%, Due 3/15/2033	67,000	66,026
Florida Power & Light Co., 3.950%, Due 3/1/2048	50,000	46,355
Georgia Power Co., 1.950%, Due 12/1/2018	55,000	54,958
MidAmerican Energy Co., 3.100%, Due 5/1/2027	100,000	94,720
National Fuel Gas Co., 3.950%, Due 9/15/2027	125,000	114,392
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	50,000	49,767
NiSource, Inc.,
3.490%, Due 5/15/2027	70,000	65,715
3.950%, Due 3/30/2048	65,000	55,966
Southern Co.,
2.150%, Due 9/1/2019	92,000	91,200
2.750%, Due 6/15/2020	241,000	238,376
Southern Power Co.,
4.150%, Due 12/1/2025	84,000	82,174
4.950%, Due 12/15/2046, Series F	62,000	58,692
Southwestern Electric Power Co., 3.550%, Due 2/15/2022	289,000	287,530
Union Electric Co., 6.700%, Due 2/1/2019	96,000	96,919
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	94,000	92,122

		2,890,526

Total Corporate Obligations (Cost $33,060,523)		32,928,630

FOREIGN CORPORATE OBLIGATIONS - 1.58%
Basic Materials - 0.04%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	55,000	50,208
Nutrien Ltd., 4.000%, Due 12/15/2026	74,000	70,805

		121,013

Communications - 0.53%
Alibaba Group Holding Ltd., 3.600%, Due 11/28/2024	313,000	304,532
America Movil S.A.B. de C.V., 6.375%, Due 3/1/2035	169,000	193,299

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 1.58% (continued)
Communications - 0.53% (continued)
Bell Canada, Inc., 4.464%, Due 4/1/2048	$45,000	$43,002
Deutsche Telekom International Finance B.V., 4.875%, Due 3/6/2042C	150,000	144,300
Rogers Communications, Inc., 3.625%, Due 12/15/2025	85,000	81,994
TELUS Corp., 2.800%, Due 2/16/2027	74,000	66,891
Thomson Reuters Corp.,
4.300%, Due 11/23/2023	145,000	146,234
3.850%, Due 9/29/2024	193,000	186,731
Vodafone Group PLC, 6.150%, Due 2/27/2037	393,000	414,605

		1,581,588

Consumer, Non-Cyclical - 0.07%
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	65,000	64,426
Sanofi, 4.000%, Due 3/29/2021	75,000	76,120
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	85,000	80,185

		220,731

Energy - 0.20%
Canadian Natural Resources Ltd.,
3.900%, Due 2/1/2025	60,000	58,272
6.250%, Due 3/15/2038	176,000	198,291
Husky Energy, Inc., 3.950%, Due 4/15/2022	100,000	100,283
TransCanada PipeLines Ltd.,
3.750%, Due 10/16/2023	145,000	143,671
6.100%, Due 6/1/2040	82,000	91,615

		592,132

Financial - 0.64%
Bank of Montreal, 1.750%, Due 9/11/2019	135,000	133,600
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)D	148,000	144,570
Macquarie Bank Ltd., 2.758%, Due 4/4/2019, (3-mo. USD LIBOR + 0.350%)C D	355,000	355,174
National Australia Bank Ltd., 2.820%, Due 5/22/2020, (3-mo. USD LIBOR + 0.510%)C D	470,000	471,580
Nordea Bank AB, 4.875%, Due 1/27/2020C	120,000	122,301
Royal Bank of Canada,
2.125%, Due 3/2/2020	130,000	128,286
3.200%, Due 4/30/2021	170,000	169,291
Toronto-Dominion Bank,
3.000%, Due 6/11/2020	120,000	119,651
2.550%, Due 1/25/2021	115,000	113,138
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	67,000	66,198
Westpac Banking Corp., 2.650%, Due 1/25/2021	90,000	88,461

		1,912,250

Industrial - 0.10%
Ingersoll-Rand Luxembourg Finance S.A., 2.625%, Due 5/1/2020	145,000	143,330
Johnson Controls International PLC, 5.000%, Due 3/30/2020	145,000	148,075

		291,405

Total Foreign Corporate Obligations (Cost $4,698,015)		4,719,119

FOREIGN SOVEREIGN OBLIGATIONS - 0.16%
European Investment Bank, 2.375%, Due 6/15/2022	125,000	121,776
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	120,000	115,883
Province of Ontario Canada, 2.500%, Due 4/27/2026	150,000	140,259
Province of Quebec Canada, 2.375%, Due 1/31/2022	105,000	102,193

Total Foreign Sovereign Obligations (Cost $499,192)		480,111

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.63%
Ginnie Mae REMIC Trust,
1.147%, Due 12/16/2038, 2013-139 A	$303,850	$299,984
1.624%, Due 7/16/2039, 2013-78 AB	436,938	418,629
1.368%, Due 11/16/2041, 2013-125 AB	650,705	624,513
3.200%, Due 11/16/2044, 2011-92 B	7,116	7,106
GS Mortgage Securities Trust, 3.679%, Due 8/10/2043, 2010-C1 A1C	15,588	15,634
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	288,872	288,005
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	219,000	219,760

Total Commercial Mortgage-Backed Obligations (Cost $1,926,434)		1,873,631

ASSET-BACKED OBLIGATIONS - 0.90%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	285,000	281,504
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	95,760	95,215
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	185,000	182,737
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	180,000	178,272
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	318,000	315,063
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	265,000	262,535
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	170,000	168,467
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	292,000	290,863
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	284,000	282,779
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	95,000	93,628
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	190,000	189,395
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	100,000	98,376
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	130,000	129,314
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	135,000	132,376

Total Asset-Backed Obligations (Cost $2,724,626)		2,700,524

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.35%
Federal Home Loan Mortgage Corp.,
4.500%, Due 3/1/2019	2,417	2,454
5.000%, Due 10/1/2020	5,126	5,212
3.500%, Due 8/1/2026	30,812	30,838
3.500%, Due 9/1/2028	218,303	218,620
3.000%, Due 11/1/2032	211,595	207,300
5.000%, Due 8/1/2033	45,984	48,677
5.500%, Due 2/1/2034	46,707	50,239
4.000%, Due 1/1/2041	163,695	165,165
4.500%, Due 2/1/2041	116,145	120,343
3.500%, Due 6/1/2042	537,589	528,083
3.500%, Due 7/1/2042	150,086	147,438
3.000%, Due 11/1/2046	318,549	301,686
3.500%, Due 1/1/2048	490,636	477,911

		2,303,966

Federal National Mortgage Association,
4.000%, Due 8/1/2020	10,773	10,950
3.500%, Due 1/1/2028E	101,968	102,151
4.000%, Due 10/1/2033	257,197	262,110
5.000%, Due 3/1/2034E	50,292	53,350
4.500%, Due 4/1/2034	88,824	91,409
3.500%, Due 6/1/2037	311,057	307,713
5.500%, Due 6/1/2038	9,509	10,179
4.500%, Due 1/1/2040	128,082	132,631
5.000%, Due 5/1/2040	201,286	212,821
5.000%, Due 6/1/2040	160,879	170,148
4.000%, Due 9/1/2040	110,095	110,931
4.000%, Due 1/1/2041	214,705	216,331
4.500%, Due 10/1/2041	139,732	144,434

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.35% (continued)
Federal National Mortgage Association, (continued)
3.000%, Due 6/1/2043	$852,015	$812,898
3.500%, Due 7/1/2043	149,577	146,601
3.000%, Due 8/1/2043	746,185	711,991
4.000%, Due 11/1/2044E	126,293	127,841
4.000%, Due 7/1/2045	694,669	695,646
3.500%, Due 8/1/2045	137,609	134,529
3.500%, Due 11/1/2045	1,514,565	1,480,664
3.000%, Due 4/1/2046	178,603	169,181
3.500%, Due 5/1/2046	520,085	508,130
4.000%, Due 7/1/2046	300,723	301,402
3.000%, Due 10/1/2046	52,622	49,822
3.000%, Due 11/1/2046	348,564	330,446
3.500%, Due 11/1/2046	541,643	529,521
3.000%, Due 12/1/2046E	211,917	200,899
3.000%, Due 2/1/2047	232,840	220,445
3.000%, Due 3/1/2047E	423,621	401,619
3.500%, Due 3/1/2047	109,737	106,964
3.000%, Due 4/1/2047	44,675	42,297
4.500%, Due 7/1/2047	136,830	140,323
3.500%, Due 9/1/2047	133,484	130,288
4.000%, Due 11/1/2047	315,601	315,948
4.000%, Due 4/1/2048	331,511	331,875
4.500%, Due 7/1/2048	388,793	398,574
5.000%, Due 8/1/2048	293,052	306,166
5.000%, Due 9/1/2048	394,239	411,861

		10,831,089

Government National Mortgage Association,
6.500%, Due 8/15/2027	41,592	45,355
6.500%, Due 11/15/2027	45,299	49,397
7.500%, Due 12/15/2028	42,442	47,380
5.500%, Due 7/15/2033	47,588	51,235
6.000%, Due 12/15/2033	61,084	67,804
5.500%, Due 2/20/2034	66,574	71,142
5.000%, Due 10/15/2039	101,002	107,299
3.500%, Due 9/15/2041	274,303	270,951
3.000%, Due 1/20/2046	80,938	77,734
3.000%, Due 4/20/2046	206,769	198,232
3.000%, Due 6/20/2046	273,319	261,865
3.500%, Due 8/20/2047	145,891	143,395
3.500%, Due 10/20/2047	224,390	220,551
4.000%, Due 1/20/2048	507,677	511,294
4.500%, Due 2/20/2048	370,064	379,875
4.500%, Due 4/20/2048	239,052	245,436
5.000%, Due 5/20/2048	126,555	131,679

		2,880,624

Total U.S. Agency Mortgage-Backed Obligations (Cost $16,542,768)		16,015,679

U.S. TREASURY OBLIGATIONS - 12.50%
U.S. Treasury Notes/Bonds,
1.250%, Due 2/29/2020	964,000	944,532
2.352%, Due 4/30/2020, (3-mo. Treasury money market yield + 0.030%)D	15,540,000	15,542,998
1.750%, Due 10/31/2020	964,000	942,912
1.250%, Due 3/31/2021	964,000	927,172
1.375%, Due 4/30/2021	964,000	928,528
2.000%, Due 5/31/2021	1,446,000	1,413,182
2.000%, Due 2/15/2022	2,406,000	2,334,760
1.750%, Due 9/30/2022	500,000	477,500

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 12.50% (continued)
U.S. Treasury Notes/Bonds, (continued)
1.625%, Due 11/15/2022	$964,000	$914,633
2.000%, Due 2/15/2023	500,000	480,312
2.625%, Due 2/28/2023	970,000	956,284
2.750%, Due 7/31/2023	500,000	494,824
2.500%, Due 8/15/2023	964,000	943,063
2.375%, Due 8/15/2024	620,000	598,179
2.875%, Due 7/31/2025	500,000	494,004
6.875%, Due 8/15/2025	279,000	343,737
2.000%, Due 11/15/2026	1,685,000	1,551,516
2.875%, Due 5/15/2028	200,000	195,422
5.250%, Due 11/15/2028	217,000	255,526
4.750%, Due 2/15/2037	304,000	366,011
4.500%, Due 8/15/2039	241,000	283,062
3.125%, Due 11/15/2041	826,000	792,476
2.500%, Due 5/15/2046	2,348,000	1,967,551
3.000%, Due 8/15/2048	3,550,000	3,282,502

		37,430,686

Total U.S. Treasury Obligations (Cost $37,968,282)		37,430,686

	Shares

SHORT-TERM INVESTMENTS - 5.08%
Investment Companies - 2.61%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%F G	7,833,723	7,833,723

	Principal Amount

U.S. Treasury Obligations - 2.47%
U.S. Treasury Notes/Bonds,
2.389%, Due 4/30/2019, (3-mo. Treasury money market yield + 0.070%)D	$1,700,000	1,701,091
1.125%, Due 5/31/2019	723,000	717,097
0.750%, Due 7/15/2019	1,056,000	1,042,388
0.875%, Due 7/31/2019	482,000	475,843
2.379%, Due 7/31/2019, (3-mo. Treasury money market yield + 0.060%)D	2,290,000	2,291,667
0.875%, Due 9/15/2019	1,205,000	1,186,313

		7,414,399

		7,414,399

Total Short-Term Investments (Cost $15,279,325)		15,248,122

	Shares

SECURITIES LENDING COLLATERAL - 0.90% (Cost $2,690,067)
Investment Companies - 0.90%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%F G	2,690,067	2,690,067

TOTAL INVESTMENTS - 100.28% (Cost $268,421,760)		300,348,389
LIABILITIES, NET OF OTHER ASSETS - (0.28%)		(839,866)

TOTAL NET ASSETS - 100.00%		$299,508,523

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at October 31, 2018.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $5,509,118 or 1.84% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2018.

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2018

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

ADR - American Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

REMIC – Real Estate Mortgage Investment Conduit.

Long Futures Contracts Open on October 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	59	December 2018	$8,238,573	$7,997,745	$(240,828)

			$8,238,573	$7,997,745	$(240,828)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

Balanced Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$186,261,820	$-	$-	$186,261,820
Corporate Obligations	-	32,928,630	-	32,928,630
Foreign Corporate Obligations	-	4,719,119	-	4,719,119
Foreign Sovereign Obligations	-	480,111	-	480,111
Commercial Mortgage-Backed Obligations	-	1,873,631	-	1,873,631
Asset-Backed Obligations	-	2,700,524	-	2,700,524
U.S. Agency Mortgage-Backed Obligations	-	16,015,679	-	16,015,679
U.S. Treasury Obligations	-	37,430,686	-	37,430,686
Short-Term Investments:
Investment Companies	7,833,723	-	-	7,833,723
U.S. Treasury Obligations	-	7,414,399	-	7,414,399
Securities Lending Collateral	2,690,067	-	-	2,690,067

Total Investments in Securities - Assets	$196,785,610	$103,562,779	$-	$300,348,389

Financial Derivative Instruments - Liabilities
Futures Contracts	$(240,828)	$-	$-	$(240,828)

Total Financial Derivative Instruments - Liabilities	$(240,828)	$-	$-	$(240,828)

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.58%
Communication Services - 3.86%
Media - 3.86%
Altice USA, Inc., Class A	232,656	$3,794,619
Interpublic Group of Cos, Inc.	314,335	7,279,999
Meredith Corp.A	103,659	5,344,658
News Corp., Class A	333,122	4,393,879
Omnicom Group, Inc.	107,434	7,984,495

		28,797,650

Total Communication Services		28,797,650

Consumer Discretionary - 11.38%
Auto Components - 1.98%
Adient PLC	71,105	2,163,014
Dana, Inc.	355,796	5,539,744
Delphi Technologies PLC	97,095	2,081,717
Lear Corp.	37,240	4,949,196

		14,733,671

Diversified Consumer Services - 0.79%
Adtalem Global Education, Inc.B	116,520	5,899,408

Hotels, Restaurants & Leisure - 2.48%
Norwegian Cruise Line Holdings Ltd.B	137,549	6,061,784
Royal Caribbean Cruises Ltd.	70,845	7,419,597
Wyndham Destinations, Inc.	140,148	5,028,510

		18,509,891

Household Durables - 1.89%
DR Horton, Inc.	115,569	4,155,861
Lennar Corp., Class A	50,654	2,177,109
Newell Brands, Inc.	252,652	4,012,114
Whirlpool Corp.	34,385	3,774,097

		14,119,181

Internet & Direct Marketing Retail - 0.36%
Qurate Retail, Inc.B	123,523	2,710,095

Multiline Retail - 1.10%
Dollar General Corp.	73,877	8,228,420

Specialty Retail - 2.08%
Aaron’s, Inc.	114,352	5,389,410
Advance Auto Parts, Inc.	47,146	7,532,045
Foot Locker, Inc.	55,180	2,601,185

		15,522,640

Textiles, Apparel & Luxury Goods - 0.70%
Gildan Activewear, Inc.	33,926	1,014,727
Hanesbrands, Inc.	243,675	4,181,463

		5,196,190

Total Consumer Discretionary		84,919,496

Consumer Staples - 2.05%
Beverages - 0.99%
Coca-Cola European Partners PLC	162,483	7,391,352

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.58% (continued)
Consumer Staples - 2.05% (continued)
Household Products - 1.06%
Spectrum Brands Holdings, Inc.	121,332	$7,880,513

Total Consumer Staples		15,271,865

Energy - 8.57%
Energy Equipment & Services - 1.95%
National Oilwell Varco, Inc.	187,051	6,883,477
TechnipFMC PLC	199,268	5,240,748
Weatherford International PLCA B	1,805,369	2,437,248

		14,561,473

Oil, Gas & Consumable Fuels - 6.62%
Cenovus Energy, Inc.	499,019	4,221,701
Chesapeake Energy Corp.A B	541,767	1,901,602
Devon Energy Corp.	212,223	6,876,025
EQT Corp.	272,697	9,263,517
Golar LNG Ltd.	220,940	5,916,773
Murphy Oil Corp.	361,536	11,518,537
Parsley Energy, Inc., Class AB	154,374	3,615,439
Vermilion Energy, Inc.A	229,678	6,100,248

		49,413,842

Total Energy		63,975,315

Financials - 22.06%
Banks - 6.76%
Fifth Third Bancorp	511,886	13,815,803
FNB Corp.	495,156	5,857,695
KeyCorp	790,481	14,355,135
Pinnacle Financial Partners, Inc.	47,537	2,486,185
Regions Financial Corp.	395,782	6,716,421
Signature Bank	46,593	5,120,571
Valley National Bancorp	211,979	2,115,550

		50,467,360

Capital Markets - 3.18%
Apollo Global Management LLC, Class A, MLP	190,325	5,599,361
Franklin Resources, Inc.	171,895	5,242,798
Invesco Ltd.	202,373	4,393,518
KKR & Co., Inc., Class A	358,068	8,468,308

		23,703,985

Consumer Finance - 2.91%
Ally Financial, Inc.	384,351	9,766,359
Discover Financial Services	35,530	2,475,375
Navient Corp.	335,256	3,882,264
SLM Corp.B	551,978	5,597,057

		21,721,055

Diversified Financial Services - 2.35%
AXA Equitable Holdings, Inc.	322,604	6,545,635
Jefferies Financial Group, Inc.	191,951	4,121,188
Voya Financial, Inc.	156,148	6,833,037

		17,499,860

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.58% (continued)
Financials - 22.06% (continued)
Insurance - 5.84%
Assurant, Inc.	41,521	$4,036,256
Axis Capital Holdings Ltd.	252,431	14,083,126
Fidelity National Financial, Inc.	310,671	10,391,945
Hanover Insurance Group, Inc.	11,426	1,272,628
Willis Towers Watson PLC	96,634	13,834,123

		43,618,078

Mortgage Real Estate Investment Trusts (REITs) - 0.40%
MFA Financial, Inc.	432,719	2,998,743

Thrifts & Mortgage Finance - 0.62%
New York Community Bancorp, Inc.	481,944	4,617,024

Total Financials		164,626,105

Health Care - 8.19%
Health Care Equipment & Supplies - 1.15%
Zimmer Biomet Holdings, Inc.	75,846	8,615,347

Health Care Providers & Services - 5.92%
Cardinal Health, Inc.	205,770	10,411,962
Cigna Corp.	40,963	8,758,299
McKesson Corp.	45,087	5,625,054
MEDNAX, Inc.B	201,360	8,314,155
Universal Health Services, Inc., Class B	91,477	11,119,944

		44,229,414

Pharmaceuticals - 1.12%
Mylan N.V.B	266,544	8,329,500

Total Health Care		61,174,261

Industrials - 15.60%
Aerospace & Defense - 2.55%
Spirit AeroSystems Holdings, Inc., Class A	107,020	8,990,750
TransDigm Group, Inc.B	30,462	10,060,076

		19,050,826

Airlines - 0.53%
Alaska Air Group, Inc.	63,919	3,925,905

Building Products - 1.86%
JELD-WEN Holding, Inc.B	345,708	5,621,212
Johnson Controls International PLC	114,602	3,663,826
Owens Corning	96,185	4,546,665

		13,831,703

Commercial Services & Supplies - 1.02%
Republic Services, Inc.	104,716	7,610,759

Construction & Engineering - 1.50%
AECOMB	165,028	4,808,916
KBR, Inc.	322,787	6,384,727

		11,193,643

Industrial Conglomerates - 0.73%
Carlisle Companies, Inc.	56,640	5,470,857

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.58% (continued)
Industrials - 15.60% (continued)
Machinery - 4.21%
Dover Corp.	141,597	$11,729,895
Snap-on, Inc.	30,734	4,731,192
Stanley Black & Decker, Inc.	58,944	6,868,155
Terex Corp.	128,807	4,300,866
Wabtec Corp.A	46,278	3,795,722

		31,425,830

Professional Services - 0.53%
Nielsen Holdings PLC	151,389	3,933,086

Road & Rail - 1.76%
Avis Budget Group, Inc.B	174,398	4,904,072
Ryder System, Inc.	149,210	8,252,805

		13,156,877

Trading Companies & Distributors - 0.91%
AerCap Holdings N.V.B	136,012	6,811,481

Total Industrials		116,410,967

Information Technology - 8.09%
Electronic Equipment, Instruments & Components - 2.77%
Anixter International, Inc.B	132,413	8,698,210
Avnet, Inc.	270,882	10,854,242
Keysight Technologies, Inc.B	20,170	1,151,303

		20,703,755

IT Services - 1.93%
Alliance Data Systems Corp.	24,035	4,955,537
Genpact Ltd.	165,393	4,533,422
Total System Services, Inc.	54,134	4,934,314

		14,423,273

Semiconductors & Semiconductor Equipment - 2.44%
Marvell Technology Group Ltd.	370,144	6,074,063
Microchip Technology, Inc.	127,766	8,404,447
Versum Materials, Inc.	118,257	3,732,191

		18,210,701

Technology Hardware, Storage & Peripherals - 0.95%
Hewlett Packard Enterprise Co.	462,041	7,046,125

Total Information Technology		60,383,854

Materials - 3.53%
Chemicals - 2.18%
Ashland Global Holdings, Inc.	91,117	6,740,836
Axalta Coating Systems Ltd.B	222,537	5,492,213
Eastman Chemical Co.	51,652	4,046,934

		16,279,983

Containers & Packaging - 1.35%
Owens-Illinois, Inc.B	307,862	4,824,198
Packaging Corp. of America	57,515	5,280,452

		10,104,650

Total Materials		26,384,633

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2018

	Shares	Fair Value

COMMON STOCKS - 96.58% (continued)
Real Estate - 6.63%
Equity Real Estate Investment Trusts (REITs) - 6.15%
AvalonBay Communities, Inc.	33,084	$5,802,272
EPR Properties	102,990	7,079,532
GEO Group, Inc.	172,363	3,810,946
HCP, Inc.	134,805	3,713,878
Lamar Advertising Co., Class A	97,160	7,123,771
Liberty Property Trust	146,023	6,113,983
MGM Growth Properties LLC, Class A	433,606	12,266,714

		45,911,096

Real Estate Management & Development - 0.48%
Realogy Holdings Corp.A	188,489	3,594,485

Total Real Estate		49,505,581

Utilities - 6.62%
Electric Utilities - 5.92%
Edison International	111,827	7,759,675
Evergy, Inc.	64,739	3,624,737
FirstEnergy Corp.	155,700	5,804,496
PG&E Corp.	218,789	10,241,513
Pinnacle West Capital Corp.	100,069	8,230,675
Xcel Energy, Inc.	173,282	8,492,551

		44,153,647

Gas Utilities - 0.70%
UGI Corp.	98,566	5,229,912

Total Utilities		49,383,559

Total Common Stocks (Cost $721,802,196)		720,833,286

SHORT-TERM INVESTMENTS - 3.05% (Cost $22,792,845)
Investment Companies - 3.05%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%C D	22,792,845	22,792,845

SECURITIES LENDING COLLATERAL - 1.63% (Cost $12,169,943)
Investment Companies - 1.63%
American Beacon U.S. Government Money Market Select Fund, Select Class, 2.11%C D	12,169,943	12,169,943

TOTAL INVESTMENTS - 101.26% (Cost $756,764,984)		755,796,074
LIABILITIES, NET OF OTHER ASSETS - (1.26%)		(9,410,681)

TOTAL NET ASSETS - 100.00%		$746,385,393

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan at October 31, 2018.

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LLC - Limited Liability Company.

MLP - Master Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2018

Long Futures Contracts Open on October 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index Futures	119	December 2018	$23,162,665	$21,715,120	$(1,447,545)

			$23,162,665	$21,715,120	$(1,447,545)

Index Abbreviations:
S&P 400	Standard & Poor’s Midcap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2018, the investments were classified as described below:

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$720,833,286	$-	$-	$720,833,286
Short-Term Investments	22,792,845	-	-	22,792,845
Securities Lending Collateral	12,169,943	-	-	12,169,943

Total Investments in Securities - Assets	$755,796,074	$-	$-	$755,796,074

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,447,545)	$-	$-	$(1,447,545)

Total Financial Derivative Instruments - Liabilities	$(1,447,545)	$-	$-	$(1,447,545)

U.S. GAAP requires transfers between all levels to level 3 to be disclosed. During the year ended October 31, 2018, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2018

	Balanced Fund	Mid-Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$289,824,599	$720,833,286
Investments in affiliated securities, at fair value‡	10,523,790	34,962,788
Cash	86,426	54,388
Deposit with brokers for futures contracts	605,842	2,477,481
Dividends and interest receivable	760,360	411,225
Receivable for investments sold	5,106,716	5,101,634
Receivable for fund shares sold	225,651	923,984
Prepaid expenses	194,996	51,861

Total assets	307,328,380	764,816,647

Liabilities:
Payable for investments purchased	4,503,993	3,126,794
Payable for fund shares redeemed	141,716	906,307
Payable for expense reimbursement (Note 2)	-	318
Management and sub-advisory fees payable (Note 2)	91,334	520,822
Service fees payable (Note 2)	58,368	110,992
Transfer agent fees payable (Note 2)	12,701	19,482
Payable upon return of securities loaned (Note 9)§	2,690,067	12,169,943
Custody and fund accounting fees payable	7,929	6,969
Professional fees payable	52,538	38,835
Trustee fees payable (Note 2)	2,102	5,251
Payable for prospectus and shareholder reports	16,084	17,058
Payable for variation margin from open futures contracts (Note 5)	240,737	1,501,683
Other liabilities	2,288	6,800

Total liabilities	7,819,857	18,431,254

Net assets	$299,508,523	$746,385,393

Analysis of net assets:
Paid-in-capital	245,459,170	$709,061,116
Total distributable earnings (deficits)A	54,049,353	37,324,277

Net assets	$299,508,523	$746,385,393

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2018

	Balanced Fund	Mid-Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	3,715,744	16,027,144

Y Class	4,372,156	6,290,621

Investor Class	7,473,498	24,232,254

Advisor Class	403,690	237,174

A Class	1,259,878	797,184

C Class	2,477,621	399,941

R6 ClassB	N/A	12,357

Net assets:
Institutional Class	$60,191,704	$248,752,034

Y Class	$71,296,735	$96,799,413

Investor Class	$107,677,984	$379,123,913

Advisor Class	$6,174,284	$3,597,339

A Class	$18,121,273	$12,080,510

C Class	$36,046,543	$5,840,412

R6 ClassB	N/A	$191,772

Net asset value, offering and redemption price per share:
Institutional Class	$16.20	$15.52

Y Class	$16.31	$15.39

Investor Class	$14.41	$15.65

Advisor Class	$15.29	$15.17

A Class	$14.38	$15.15

A Class (offering price)	$15.26	$16.07

C Class	$14.55	$14.60

R6 ClassB	N/A	$15.52

† Cost of investments in unaffiliated securities	$257,897,970	$721,802,196
‡ Cost of investments in affiliated securities	$10,523,790	$34,962,788
§ Fair value of securities on loan	$2,596,483	$11,632,124

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations February 28, 2018 (Note 1).

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2018

	Balanced Fund	Mid-Cap Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$5,360,026	$15,701,100
Dividend income from affiliated securities (Note 8)	96,361	570,682
Interest income	3,090,301	4,642
Income derived from securities lending (Note 9)	27,107	90,607

Total investment income	8,573,795	16,367,031

Expenses:
Management and sub-advisory fees (Note 2)	1,754,892	6,204,256
Transfer agent fees:
Institutional Class (Note 2)	9,121	63,418
Y Class (Note 2)	61,127	108,954
Investor Class	8,811	13,766
Advisor Class	543	2,277
A Class	1,263	1,193
C Class	2,551	1,378
R6 Class	-	2,131
Custody and fund accounting fees	45,995	93,343
Professional fees	60,487	66,301
Registration fees and expenses	86,508	125,507
Service fees (Note 2):
Investor Class	390,629	1,111,866
Advisor Class	19,858	9,225
A Class	9,561	23,093
C Class	15,938	1,455
Distribution fees (Note 2):
Advisor Class	19,973	9,225
A Class	52,714	36,059
C Class	406,208	68,453
Prospectus and shareholder report expenses	40,003	79,054
Trustee fees (Note 2)	23,429	55,232
Other expenses	34,466	49,654

Total expenses	3,044,077	8,125,840

Net fees waived and expenses (reimbursed) / recouped (Note 2)A	(64,825)	(2,078)

Net expenses	2,979,252	8,123,762

Net investment income	5,594,543	8,243,269

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	22,517,268	35,734,348
Commission recapture (Note 1)	3,304	51,069
Foreign currency transactions	915	(1,057)
Futures contracts	268,213	3,261,868
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(23,885,306)	(111,472,440)
Foreign currency transactions	-	47
Futures contracts	(338,507)	(2,708,683)

Net (loss) from investments	(1,434,113)	(75,134,848)

Net increase (decrease) in net assets resulting from operations	$4,160,430	$(66,891,579)

† Foreign taxes	$59,657	$82,932

A The Manager voluntarily reimbursed service fees in the Balanced Fund in the amount of $64,825.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in net unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$5,594,543	$8,296,612	$8,243,269	$5,825,978
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	22,789,700	61,221,937	39,046,228	34,267,279
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(24,223,813)	11,140,075	(114,181,076)	92,030,585

Net increase (decrease) in net assets resulting from operations	4,160,430	80,658,624	(66,891,579)	132,123,842

Distributions to shareholders:
Net investment income:
Institutional Class	-	(3,922,895)	-	(3,184,300)
Y Class	-	(1,320,074)	-	(1,054,082)
Investor Class	-	(2,791,629)	-	(3,122,003)
Advisor Class	-	(196,602)	-	(63,730)
A Class	-	(506,915)	-	(224,784)
C Class	-	(535,923)	-	(30,824)
Total retained earnings:*
Institutional Class	(6,261,952)	-	(9,434,653)	-
Y Class	(4,822,027)	-	(3,447,030)	-
Investor Class	(9,640,824)	-	(9,262,634)	-
Advisor Class	(761,574)	-	(94,728)	-
A Class	(1,718,656)	-	(434,137)	-
C Class	(2,976,692)	-	(184,144)	-

Net distributions to shareholders	(26,181,725)	(9,274,038)	(22,857,326)	(7,679,723)

Capital share transactions (Note 11):
Proceeds from sales of shares	53,469,502	125,828,653	405,914,174	180,157,266
Reinvestment of dividends and distributions	25,384,629	8,901,335	22,545,457	7,582,763
Cost of shares redeemed	(109,865,841)	(571,205,485)	(261,376,072)	(183,160,251)

Net increase (decrease) in net assets from capital share transactions	(31,011,710)	(436,475,497)	167,083,559	4,579,778

Net increase (decrease) in net assets	(53,033,005)	(365,090,911)	77,334,654	129,023,897

Net assets:
Beginning of period	352,541,528	717,632,439	669,050,739	540,026,842

End of period	$299,508,523	$352,541,528	$746,385,393	$669,050,739

*  Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new accounting pronouncements.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Class Disclosure

On February 28, 2018, the Mid-Cap Value Fund created the R6 Class, a new class made available for sale to large institutional retirement plan investors pursuant to an amendment to the Fund’s registration statement filed with the SEC. Refer to the Fund’s prospectus for more details.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Class	Eligible Investors	Minimum Initial Investments
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Distributions to Shareholders

Distributions, if any, of net investment income of the Balanced Fund will normally be declared and paid quarterly. Distributions, if any, of net investment income of the Mid-Cap Value Fund will normally be declared and be paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of October 31, 2018, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, one account has been identified as representing a non-affiliated significant ownership of approximately 7% of the Balanced Fund’s outstanding shares and one account has been identified as representing a non-affiliated significant ownership of approximately 16% of the Mid-Cap Value Fund’s outstanding shares.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; and Hotchkis and Wiley Capital Management, LLC for the Balanced Fund. In addition, the Manager manages a portion of the Balanced Fund pursuant to the Management Agreement. The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Pzena Investment Management, LLC; and WEDGE Capital Management, L.L.P. for the Mid-Cap Value Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets.

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2018 were as follows:

Balanced Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,171,539
Sub-Advisor Fees	0.17%	583,353

Total	0.52%	$1,754,892

Mid-Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,816,411
Sub-Advisor Fees	0.42%	3,387,845

Total	0.77%	$6,204,256

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2018, the Manager received securities lending fees of $3,011 and $9,395 for the securities lending activities of the Balanced Fund and Mid-Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$66,154
Mid-Cap Value	149,067

As of October 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Balanced	$7,771
Mid-Cap Value	10,735

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2018, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Balanced	$6,190	$3,630	$9,820
Mid-Cap Value	38,187	18,132	56,319

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2018, the Balanced Fund borrowed $4,754,923 for 1 day at an interest rate of 2.06% with interest charges of $268. This amount is included in “Interest income” on the Statements of Operations. During the year ended October 31, 2018, the Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntarily agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended October 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	2/28/2018 - 10/31/2018		Reimbursed Expenses	(Recouped) Expenses
Mid-Cap Value	R6	0.88	%(1)	$2,078	$-	2021

(1)	Voluntary expense cap effective February 28, 2018.

Of these amounts, $318 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at October 31, 2018 for the Mid-Cap Value Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allocate to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allocated to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $3,380 and $2,255 for Balanced Fund and Mid-Cap Value Fund, respectively, from the sale of Class A Shares. During the period March 1, 2018 through October 31, 2018, RID collected $4,077 and $1,302 for the Balanced Fund and Mid-Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

February 28, 2018, Foreside collected CDSC fees of $2,422 and $64 for Class C Shares of the Balanced Fund and Mid-Cap Value Fund, respectively. During the period March 1, 2018 through October 31, 2018, RID collected $3,280 and $1,344 for Class C Shares of both Funds, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers. Certain fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts and Non-Voting Depositary Receipts

American Depositary Receipts (“ADRs”) are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Funds are permitted to invest in asset-backed securities, subject to the Funds’ rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the year ended October 31, 2018 are disclosed in the Fund’s Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Funds may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Funds.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Funds may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations, known as “STRIPS”, and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2018, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2018
Balanced	65
Mid-Cap Value	172

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Balanced Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(240,828)	$(240,828)

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$268,213	$268,213

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(338,507)	$(338,507)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Mid-Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(1,447,545)	$(1,447,545)

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$3,261,868	$3,261,868

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(2,708,683)	$(2,708,683)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2018.

Balanced Fund

Offsetting of Financial and Derivative Assets as of October 31, 2018:
	Assets	Liabilities
Futures Contracts	$-	$240,828

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$240,828

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(240,828)

	Remaining Contractual Maturity of the Agreements As of October 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,690,067	$-	$-	$-	$2,690,067

Total Borrowings	$2,690,067	$-	$-	$-	$2,690,067

Gross amount of recognized liabilities for securities lending transactions					$2,690,067

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Mid-Cap Value Fund

Offsetting of Financial and Derivative Assets as of October 31, 2018:
	Assets	Liabilities
Futures Contracts	$-	$1,447,545

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$1,447,545

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(1,447,545)

	Remaining Contractual Maturity of the Agreements As of October 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$12,169,943	$-	$-	$-	$12,169,943

Total Borrowings	$12,169,943	$-	$-	$-	$12,169,943

Gross amount of recognized liabilities for securities lending transactions					$12,169,943

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

The Funds may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Funds may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Balanced Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to a Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Redemption Risk

The Funds may experience periods of high levels of redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Funds to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income*
Institutional Class	$3,590,211	$3,922,895	$2,517,255	$3,184,300
Y Class	2,835,075	1,320,074	867,845	1,054,082
Investor Class	5,484,303	2,791,629	2,066,989	3,122,003
Advisor Class	404,894	196,602	5,325	63,730
A Class	990,798	506,915	59,166	224,784
C Class	1,588,575	535,923	-	30,824
Long-term capital gains
Institutional Class	2,671,741	-	6,917,398	-
Y Class	1,986,952	-	2,579,185	-
Investor Class	4,156,521	-	7,195,645	-
Advisor Class	356,680	-	89,403	-
A Class	727,858	-	374,971	-
C Class	1,388,117	-	184,144	-

Total distributions paid	$26,181,725	$9,274,038	$22,857,326	$7,679,723

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2018 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced	$269,645,635	$43,584,692	$(12,881,938)	$30,702,754
Mid-Cap Value	762,091,162	79,064,538	(85,359,706)	(6,295,168)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Balanced	$30,702,754	$2,433,799	$20,912,800	$-	$-	$54,049,353
Mid-Cap Value	(6,295,168)	6,472,244	37,147,201	-	-	37,324,277

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from investments in real estate investment securities and publicly traded partnerships, and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships and as of October 31, 2018:

Fund	Paid-In-Capital	Distributable Earnings/(Loss)
Balanced	$(9,531)	$9,531
Mid-Cap Value	3,314	(3,314)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2018, the Funds did not any have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Balanced	$55,019,266	$28,690,217	$113,907,606	$17,004,682
Mid-Cap Value	421,162,637	-	256,088,405	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2018 were as follows:

Fund	Type of Transaction	October 31, 2017 Shares/Fair Value	Purchases	Sales	October 31, 2018 Shares/Fair Value	Dividend Income
Balanced	Direct	$7,863,253	$122,532,010	$122,561,540	$7,833,723	$96,361
Balanced	Securities Lending	3,085,328	59,592,645	59,987,906	2,690,067	N/A
Mid-Cap Value	Direct	32,552,471	439,654,782	449,414,408	22,792,845	570,682
Mid-Cap Value	Securities Lending	19,270,065	263,212,693	270,312,815	12,169,943	N/A

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Balanced	$2,596,483	$2,690,067	$-	$2,690,067
Mid-Cap Value	11,632,124	12,169,943	-	12,169,943

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2018, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended October 31,
	2018		2017
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	531,898	$8,911,974	1,092,787	$18,080,161
Reinvestment of dividends	371,350	6,232,774	238,615	3,910,236
Shares redeemed	(2,279,037)	(38,703,020)	(28,034,177)	(458,858,477)

Net (decrease) in shares outstanding	(1,375,789)	$(23,558,272)	(26,702,775)	$(436,868,080)

	Y Class
	Year Ended October 31,
	2018		2017
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	1,548,487	$26,278,299	3,930,687	$64,515,384
Reinvestment of dividends	262,445	4,429,699	65,834	1,098,461
Shares redeemed	(1,172,305)	(19,896,265)	(2,147,617)	(35,745,768)

Net increase in shares outstanding	638,627	$10,811,733	1,848,904	$29,868,077

	Investor Class
	Year Ended October 31,
	2018		2017
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	693,194	$10,443,570	1,891,239	$27,893,209
Reinvestment of dividends	632,578	9,450,425	183,821	2,729,041
Shares redeemed	(1,856,761)	(27,850,950)	(3,351,461)	(49,631,206)

Net (decrease) in shares outstanding	(530,989)	$(7,956,955)	(1,276,401)	$(19,008,956)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

	Advisor Class
	Year Ended October 31,
	2018		2017
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	60,001	$958,063	105,859	$1,651,482
Reinvestment of dividends	48,037	761,574	12,537	196,603
Shares redeemed	(372,487)	(5,908,441)	(183,384)	(2,863,636)

Net (decrease) in shares outstanding	(264,449)	$(4,188,804)	(64,988)	$(1,015,551)

	A Class
	Year Ended October 31,
	2018		2017
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	160,555	$2,416,192	410,539	$6,059,817
Reinvestment of dividends	111,181	1,658,485	31,357	464,996
Shares redeemed	(428,548)	(6,460,378)	(843,857)	(12,512,241)

Net (decrease) in shares outstanding	(156,812)	$(2,385,701)	(401,961)	$(5,987,428)

	C Class
	Year Ended October 31,
	2018		2017
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	293,469	$4,461,404	511,750	$7,628,600
Reinvestment of dividends	188,746	2,851,672	33,550	501,998
Shares redeemed	(726,271)	(11,046,787)	(776,384)	(11,594,157)

Net (decrease) in shares outstanding	(244,056)	$(3,733,711)	(231,084)	$(3,463,559)

	Institutional Class
	Year Ended October 31,
	2018		2017
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6,269,618	$106,947,861	5,954,710	$95,148,198
Reinvestment of dividends	526,390	9,164,443	200,907	3,102,004
Shares redeemed	(6,183,734)	(105,856,767)	(4,676,013)	(74,643,061)

Net increase in shares outstanding	612,274	$10,255,537	1,479,604	$23,607,141

	Y Class
	Year Ended October 31,
	2018		2017
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,857,922	$31,620,714	1,882,597	$30,182,084
Reinvestment of dividends	197,830	3,416,518	68,733	1,052,987
Shares redeemed	(1,620,549)	(27,617,833)	(1,053,861)	(16,770,607)

Net increase in shares outstanding	435,203	$7,419,399	897,469	$14,464,464

	Investor Class
	Year Ended October 31,
	2018		2017
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	14,508,017	$258,034,860	2,951,825	$47,658,072
Reinvestment of dividends	526,115	9,254,355	199,673	3,114,890
Shares redeemed	(6,582,101)	(113,606,798)	(4,583,694)	(73,830,629)

Net increase (decrease) in shares outstanding	8,452,031	$153,682,417	(1,432,196)	$(23,057,667)

	Advisor Class
	Year Ended October 31,
	2018		2017
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	113,873	$1,888,435	81,445	$1,272,473
Reinvestment of dividends	5,543	94,728	4,212	63,730
Shares redeemed	(101,012)	(1,693,636)	(350,490)	(5,453,538)

Net increase (decrease) in shares outstanding	18,404	$289,527	(264,833)	$(4,117,335)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2018

	A Class
	Year Ended October 31,
	2018		2017
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	343,780	$5,748,823	318,235	$4,979,042
Reinvestment of dividends	25,397	433,278	14,503	219,286
Shares redeemed	(651,244)	(10,958,448)	(676,186)	(10,691,000)

Net (decrease) in shares outstanding	(282,067)	$(4,776,347)	(343,448)	$(5,492,672)

	C Class
	Year Ended October 31,
	2018		2017
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	83,507	$1,358,250	60,211	$917,397
Reinvestment of dividends	11,018	182,135	2,030	29,866
Shares redeemed	(95,319)	(1,541,599)	(116,353)	(1,771,416)

Net (decrease) in shares outstanding	(794)	$(1,214)	(54,112)	$(824,153)

	R6 Class
	February 28, 2018A to April 30, 2018
	(unaudited)
Mid-Cap Value Fund	Shares	Amount
Shares sold	18,266	$315,231
Shares redeemed	(5,909)	(100,991)

Net increase in shares outstanding	12,357	$214,240

A Commencement of operations.

12.  Subsequent Events

Effective November 15, 2018, the Funds, along with certain other funds managed by the Manager, entered into a committed revolving line of credit with a max borrowing amount of $250 million.

Management has evaluated additional subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$17.30	$15.26	$15.79	$16.79	$16.31

Income (loss) from investment operations:
Net investment income	0.28	0.36	0.27	0.32	0.38
Net gains (losses) on investments (both realized and unrealized)	(0.10)	2.04	0.20	(0.32)	1.35

Total income (loss) from investment operations	0.18	2.40	0.47	-	1.73

Less distributions:
Dividends from net investment income	(0.48)	(0.36)	(0.25)	(0.22)	(0.42)
Distributions from net realized gains	(0.80)	-	(0.75)	(0.78)	(0.83)

Total distributions	(1.28)	(0.36)	(1.00)	(1.00)	(1.25)

Net asset value, end of period	$16.20	$17.30	$15.26	$15.79	$16.79

Total returnB	0.84%	15.82%	3.30%	(0.07)%	11.15%

Ratios and supplemental data:
Net assets, end of period	$60,191,704	$88,015,702	$485,231,068	$99,173,943	$74,422,347
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.59%	0.62%	0.58%	0.58%
Expenses, net of reimbursements	0.62%	0.59%	0.62%	0.58%	0.58%
Net investment income, before expense reimbursements	1.95%	1.80%	1.90%	1.83%	2.24%
Net investment income, net of reimbursements	1.95%	1.80%	1.90%	1.83%	2.24%
Portfolio turnover rate	28%	32%	16%	62%	34%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$17.39	$15.30	$15.84	$16.83	$16.37

Income (loss) from investment operations:
Net investment income	0.35	0.24	0.30	0.30	0.40
Net gains (losses) on investments (both realized and unrealized)	(0.16)	2.20	0.13	(0.30)	1.31

Total income (loss) from investment operations	0.19	2.44	0.43	-	1.71

Less distributions:
Dividends from net investment income	(0.47)	(0.35)	(0.22)	(0.21)	(0.42)
Distributions from net realized gains	(0.80)	-	(0.75)	(0.78)	(0.83)

Total distributions	(1.27)	(0.35)	(0.97)	(0.99)	(1.25)

Net asset value, end of period	$16.31	$17.39	$15.30	$15.84	$16.83

Total returnA	0.88%	16.05%	3.06%	(0.07)%	10.98%

Ratios and supplemental data:
Net assets, end of period	$71,296,735	$64,926,394	$28,843,268	$39,151,318	$36,113,608
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.70%	0.68%	0.72%	0.66%	0.67%
Expenses, net of reimbursements or recoupments	0.70%	0.68%	0.72%	0.66%	0.68%
Net investment income, before expense reimbursements or recoupments	1.86%	1.67%	1.95%	1.75%	2.01%
Net investment income, net of reimbursements or recoupments	1.86%	1.67%	1.95%	1.75%	2.01%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.51	$13.71	$14.30	$15.31	$14.98

Income (loss) from investment operations:
Net investment income	0.20	0.15	0.18	0.22	0.42
Net gains (losses) on investments (both realized and unrealized)	(0.07)	1.96	0.18	(0.26)	1.11

Total income (loss) from investment operations	0.13	2.11	0.36	(0.04)	1.53

Less distributions:
Dividends from net investment income	(0.43)	(0.31)	(0.20)	(0.19)	(0.37)
Distributions from net realized gains	(0.80)	-	(0.75)	(0.78)	(0.83)

Total distributions	(1.23)	(0.31)	(0.95)	(0.97)	(1.20)

Net asset value, end of period	$14.41	$15.51	$13.71	$14.30	$15.31

Total returnA	0.62%	15.52%	2.85%	(0.35)%	10.75%

Ratios and supplemental data:
Net assets, end of period	$107,677,984	$124,143,894	$127,235,433	$155,757,561	$165,808,020
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.89%	0.95%	0.91%	0.92%
Expenses, net of reimbursements	0.95%	0.89%	0.95%	0.91%	0.92%
Net investment income, before expense reimbursements	1.62%	1.48%	1.72%	1.51%	1.84%
Net investment income, net of reimbursements	1.62%	1.48%	1.72%	1.51%	1.84%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$16.38	$14.46	$15.02	$16.04	$15.65

Income (loss) from investment operations:
Net investment income	0.16	0.21	0.24	0.22	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.06)	1.99	0.12	(0.29)	1.39

Total income (loss) from investment operations	0.10	2.20	0.36	(0.07)	1.57

Less distributions:
Dividends from net investment income	(0.39)	(0.28)	(0.17)	(0.17)	(0.35)
Distributions from net realized gains	(0.80)	-	(0.75)	(0.78)	(0.83)

Total distributions	(1.19)	(0.28)	(0.92)	(0.95)	(1.18)

Net asset value, end of period	$15.29	$16.38	$14.46	$15.02	$16.04

Total returnA	0.42%	15.31%	2.71%	(0.58)%	10.58%

Ratios and supplemental data:
Net assets, end of period	$6,174,284	$10,944,675	$10,603,004	$13,510,138	$14,705,747
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.08%	1.12%	1.06%	1.07%
Expenses, net of reimbursements	1.12%	1.08%	1.12%	1.06%	1.07%
Net investment income, before expense reimbursements	1.45%	1.29%	1.55%	1.35%	1.75%
Net investment income, net of reimbursements	1.45%	1.29%	1.55%	1.35%	1.75%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.48	$13.69	$14.27	$15.29	$14.97

Income (loss) from investment operations:
Net investment income	0.22	0.16	0.21	0.23	0.33
Net gains (losses) on investments (both realized and unrealized)	(0.07)	1.93	0.15	(0.29)	1.18

Total income (loss) from investment operations	0.15	2.09	0.36	(0.06)	1.51

Less distributions:
Dividends from net investment income	(0.45)	(0.30)	(0.19)	(0.18)	(0.36)
Distributions from net realized gains	(0.80)	-	(0.75)	(0.78)	(0.83)

Total distributions	(1.25)	(0.30)	(0.94)	(0.96)	(1.19)

Net asset value, end of period	$14.38	$15.48	$13.69	$14.27	$15.29

Total returnA	0.73%	15.36%	2.84%	(0.48)%	10.67%

Ratios and supplemental data:
Net assets, end of period	$18,121,273	$21,934,880	$24,892,096	$29,074,120	$25,578,944
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%	0.99%	1.02%	0.97%	1.02%
Expenses, net of reimbursements or recoupments	0.83%	0.99%	1.02%	0.97%	1.04%
Net investment income, before expense reimbursements or recoupments	1.66%	1.39%	1.64%	1.44%	1.68%
Net investment income, net of reimbursements or recoupments	1.74%	1.39%	1.64%	1.44%	1.67%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.64	$13.83	$14.43	$15.47	$15.13

Income (loss) from investment operations:
Net investment income	0.13	0.08	0.12	0.14	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.09)	1.92	0.13	(0.29)	1.20

Total income (loss) from investment operations	0.04	2.00	0.25	(0.15)	1.41

Less distributions:
Dividends from net investment income	(0.33)	(0.19)	(0.10)	(0.11)	(0.24)
Distributions from net realized gains	(0.80)	-	(0.75)	(0.78)	(0.83)

Total distributions	(1.13)	(0.19)	(0.85)	(0.89)	(1.07)

Net asset value, end of period	$14.55	$15.64	$13.83	$14.43	$15.47

Total returnA	0.04%	14.50%	2.03%	(1.14)%	9.80%

Ratios and supplemental data:
Net assets, end of period	$36,046,543	$42,575,983	$40,827,570	$45,641,648	$32,045,404
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.66%	1.73%	1.77%	1.72%	1.78%
Expenses, net of reimbursements or recoupments	1.54%	1.73%	1.77%	1.72%	1.79%
Net investment income, before expense reimbursements or recoupments	0.91%	0.63%	0.89%	0.69%	0.94%
Net investment income, net of reimbursements or recoupments	1.02%	0.63%	0.89%	0.69%	0.93%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2018	2017	2016	2015A		2014

Net asset value, beginning of period	$17.25	$14.03	$14.62	$14.76		$14.33

Income (loss) from investment operations:
Net investment income	0.21	0.16	0.26	0.16		0.12
Net gains (losses) on investments (both realized and unrealized)	(1.34)	3.28	0.03	0.25		1.27

Total income (loss) from investment operations	(1.13)	3.44	0.29	0.41		1.39

Less distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.17)	(0.10)		(0.11)
Distributions from net realized gains	(0.44)	-	(0.71)	(0.45)		(0.85)

Total distributions	(0.60)	(0.22)	(0.88)	(0.55)		(0.96)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$15.52	$17.25	$14.03	$14.62		$14.76

Total returnC	(6.89)%	24.71%	2.39%	2.73%		10.20%

Ratios and supplemental data:
Net assets, end of period	$248,752,034	$265,934,589	$195,472,135	$258,503,278		$193,634,639
Ratios to average net assets:
Expenses, before reimbursements or recoupment	0.85%	0.89%	0.89%	0.85%		0.89%
Expenses, net of reimbursements or recoupment	0.85%	0.89%	0.89%	0.85%		0.93%
Net investment income, before expense reimbursements or recoupment	1.19%	1.06%	1.65%	1.10%		0.92%
Net investment income, net of reimbursements or recoupment	1.19%	1.06%	1.65%	1.10%		0.88%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2018	2017	2016	2015A		2014

Net asset value, beginning of period	$17.11	$13.92	$14.52	$14.66		$14.25

Income (loss) from investment operations:
Net investment income	0.19	0.15	0.23	0.15		0.18
Net gains (losses) on investments (both realized and unrealized)	(1.32)	3.25	0.05	0.26		1.19

Total income (loss) from investment operations	(1.13)	3.40	0.28	0.41		1.37

Less distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.17)	(0.10)		(0.11)
Distributions from net realized gains	(0.44)	-	(0.71)	(0.45)		(0.85)

Total distributions	(0.59)	(0.21)	(0.88)	(0.55)		(0.96)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$15.39	$17.11	$13.92	$14.52		$14.66

Total returnC	(6.96)%	24.60%	2.29%	2.76%		10.15%

Ratios and supplemental data:
Net assets, end of period	$96,799,413	$100,190,167	$68,994,531	$70,009,288		$31,074,584
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.97%	0.96%	0.94%		0.98%
Expenses, net of reimbursements	0.93%	0.97%	0.96%	0.94%		0.98%
Net investment income, before expense reimbursements	1.11%	0.98%	1.59%	1.02%		0.80%
Net investment income, net of reimbursements	1.11%	0.98%	1.59%	1.02%		0.80%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2018	2017	2016	2015A		2014

Net asset value, beginning of period	$17.40	$14.14	$14.73	$14.89		$14.47

Income (loss) from investment operations:
Net investment income	0.16	0.14	0.21	0.13		0.16
Net gains (losses) on investments (both realized and unrealized)	(1.34)	3.31	0.05	0.25		1.21

Total income (loss) from investment operations	(1.18)	3.45	0.26	0.38		1.37

Less distributions:
Dividends from net investment income	(0.13)	(0.19)	(0.14)	(0.09)		(0.10)
Distributions from net realized gains	(0.44)	-	(0.71)	(0.45)		(0.85)

Total distributions	(0.57)	(0.19)	(0.85)	(0.54)		(0.95)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$15.65	$17.40	$14.14	$14.73		$14.89

Total returnC	(7.13)%	24.52%	2.12%	2.52%		9.99%

Ratios and supplemental data:
Net assets, end of period	$379,123,913	$274,552,551	$243,421,035	$304,799,582		$246,404,670
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.12%	1.09%	1.12%	1.09%		1.13%
Expenses, net of reimbursements or recoupment	1.12%	1.09%	1.12%	1.09%		1.14%
Net investment income, before expense reimbursements or recoupment	0.92%	0.86%	1.44%	0.87%		0.61%
Net investment income, net of reimbursements or recoupment	0.92%	0.86%	1.44%	0.87%		0.60%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2018	2017	2016	2015A		2014

Net asset value, beginning of period	$16.83	$13.69	$14.27	$14.46		$14.07

Income (loss) from investment operations:
Net investment income	0.10	0.10	0.16	0.08		0.11
Net gains (losses) on investments (both realized and unrealized)	(1.29)	3.18	0.05	0.25		1.17

Total income (loss) from investment operations	(1.19)	3.28	0.21	0.33		1.28

Less distributions:
Dividends from net investment income	(0.03)	(0.14)	(0.08)	(0.07)		(0.04)
Distributions from net realized gains	(0.44)	-	(0.71)	(0.45)		(0.85)

Total distributions	(0.47)	(0.14)	(0.79)	(0.52)		(0.89)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$15.17	$16.83	$13.69	$14.27		$14.46

Total returnC	(7.38)%	24.10%	1.82%	2.25%		9.58%

Ratios and supplemental data:
Net assets, end of period	$3,597,339	$3,682,231	$6,622,356	$6,684,131		$7,149,083
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.39%	1.40%	1.40%	1.37%		1.40%
Expenses, net of reimbursements or recoupment	1.39%	1.40%	1.40%	1.37%		1.46%
Net investment income, before expense reimbursements or recoupment	0.64%	0.55%	1.16%	0.58%		0.35%
Net investment income, net of reimbursements or recoupment	0.64%	0.55%	1.16%	0.58%		0.30%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2018	2017	2016	2015A		2014

Net asset value, beginning of period	$16.84	$13.70	$14.28	$14.43		$14.09

Income (loss) from investment operations:
Net investment income	0.18	0.13	0.18	0.11		0.13
Net gains (losses) on investments (both realized and unrealized)	(1.36)	3.18	0.05	0.25		1.16

Total income (loss) from investment operations	(1.18)	3.31	0.23	0.36		1.29

Less distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.10)	(0.06)		(0.10)
Distributions from net realized gains	(0.44)	-	(0.71)	(0.45)		(0.85)

Total distributions	(0.51)	(0.17)	(0.81)	(0.51)		(0.95)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$15.15	$16.84	$13.70	$14.28		$14.43

Total returnC	(7.32)%	24.26%	1.98%	2.35%		9.68%

Ratios and supplemental data:
Net assets, end of period	$12,080,510	$18,170,218	$19,486,655	$16,422,504		$18,345,497
Ratios to average net assets:
Expenses, before reimbursements	1.25%	1.27%	1.26%	1.25%		1.33%
Expenses, net of reimbursements	1.25%	1.27%	1.26%	1.25%		1.33%
Net investment income, before expense reimbursements	0.78%	0.69%	1.30%	0.71%		0.42%
Net investment income, net of reimbursements	0.78%	0.69%	1.30%	0.71%		0.42%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2018	2017	2016	2015A		2014

Net asset value, beginning of period	$16.27	$13.26	$13.87	$14.08		$13.81

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.03)	0.07	0.01		0.08
Net gains (losses) on investments (both realized and unrealized)	(1.26)	3.11	0.06	0.23		1.09

Total income (loss) from investment operations	(1.23)	3.08	0.13	0.24		1.17

Less distributions:
Dividends from net investment income	-	(0.07)	(0.03)	-		(0.05)
Distributions from net realized gains	(0.44)	-	(0.71)	(0.45)		(0.85)

Total distributions	(0.44)	(0.07)	(0.74)	(0.45)		(0.90)

Redemption fees added to beneficial interests	-	-	-	0.00	B	0.00	B

Net asset value, end of period	$14.60	$16.27	$13.26	$13.87		$14.08

Total returnC	(7.85)%	23.27%	1.19%	1.57%		8.88%

Ratios and supplemental data:
Net assets, end of period	$5,840,412	$6,520,983	$6,030,130	$6,238,827		$5,104,394
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.87%	2.04%	2.04%	2.01%		2.12%
Expenses, net of reimbursements or recoupment	1.87%	2.04%	2.04%	2.01%		2.13%
Net investment income (loss), before expense reimbursements or recoupment	0.17%	(0.09)%	0.53%	(0.05)%		(0.33)%
Net investment income (loss), net of reimbursements or recoupment	0.17%	(0.09)%	0.53%	(0.05)%		(0.34)%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	February 28, 2018A to October 31, 2018
Net asset value, beginning of period	$16.94

Income (loss) from investment operations:
Net investment income	0.10
Net (losses) on investments (both realized and unrealized)	(1.52)

Total (loss) from investment operations	(1.42)

Net asset value, end of period	$15.52

Total returnB	(8.38	)%C

Ratios and supplemental data:
Net assets, end of period	$191,772
Ratios to average net assets:
Expenses, before reimbursements	3.09	%D
Expenses, net of reimbursements	0.88	%D
Net investment (loss), before expense reimbursements	(0.88	)%D
Net investment income, net of reimbursements	1.32	%D
Portfolio turnover rate	34	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2018 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2018. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2018.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2018. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Balanced	27.92%
Mid-Cap Value	100.00%

Qualified Dividend Income:

Balanced	38.59%
Mid-Cap Value	100.00%

Long-Term Capital Gain Distributions:

Balanced	$11,287,869
Mid-Cap Value	17,340,746

Short-Term Capital Gain Distributions:

Balanced	$5,764,975
Mid-Cap Value	-

Shareholders will receive notification in January 2019 of the applicable tax information necessary to prepare their 2018 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager” or “AmBeacon”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Balanced Fund (“Balanced Fund”) and the American Beacon Mid-Cap Value Fund (“Mid Cap Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Balanced Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”); and

(3) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Mid Cap Fund, and each of Barrow, Pzena Investment Management, LLC (“Pzena”) and WEDGE Capital Management, L.L.P. (“WEDGE”).

Barrow, Brandywine, Hotchkis, Pzena and WEDGE are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by, or derived from, the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisors.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Funds by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered the subadvisors’ representations regarding their compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark indices, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the relevant Fund relative to the performance of a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for managing the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadviser and for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the relevant Fund’s subadvisory fee rate schedule for each such firm is favorable compared to other comparable client accounts of that firm. The Board did not request profitability data from the subadvisors because the Board did not view this data as

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints with respect to each Fund’s subadvisory fee rate.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund, except for the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadviser. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the Balanced Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine and Hotchkis, the Trustees considered that the diversification of investment strategies facilitated by the Balanced Fund’s multi-manager structure permits the Balanced Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Barrow*	5 Years	4	th Quintile
Brandywine*	5 Years	1	st Quintile
Hotchkis**	5 Years	1	st Quintile
AmBeacon***	5 Years	2	nd Quintile

*    Barrow and Brandywine’s combined equity and bond returns are compared to the Broadridge mixed-asset target allocation growth performance universe.

**   Hotchkis’ equity value-only return is compared to the Broadridge large cap value performance universe.

*** AmBeacon’s bond-only return is compared to the Broadridge core bond performance universe.

The Trustees also considered: (1) that the funds included in the Broadridge performance universe are managed pursuant to a variety of investment styles, and the Balanced Fund may underperform when Barrow and Brandywine’s deeper value equity investment style (in companies with more significant discounts to price-to-earnings and price-to book ratios relative to other investment managers) has been out of favor; (2) that the Manager invests the Balanced Fund’s fixed income portfolio exclusively in investment grade debt securities while the funds in the Broadridge performance universe may invest in high yield debt securities; (3) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Balanced Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Balanced Fund.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the Mid Cap Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena and WEDGE, the Trustees considered that the diversification of investment strategies facilitated by the Mid Cap Fund’s multi-manager structure permits the Mid Cap Fund to mitigate the risks associated with a single subadvisor. The Trustees also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Barrow	5 Years	1st Quintile
Pzena	5 Years	1st Quintile
WEDGE*	1 Year	1st Quintile
* Does not yet have a 3- or 5-year performance record.

The Trustees also considered: (1) that the Mid Cap Fund’s Broadridge expense group and expense universe are comprised principally of single-manager funds, which typically reach breakpoints in their subadvisory fee schedules sooner than multi-manager funds; (2) that, since the last renewal of the Investment Advisory Agreements, the Manager had negotiated a reduced fee schedule with one of the Mid Cap Fund’s subadvisors with respect to its allocation of the Mid Cap Fund; (3) information provided by each subadvisor regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages its allocation of the Mid Cap Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Mid Cap Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Mid Cap Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (81)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (48)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (56)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-present) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (60)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (57)	Trustee since 2004 Vice Chair since 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End Funds (2017-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (64)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz*** (61)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Douglas A. Lindgren**** (56)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Managing Director, P&S Hedge Funds, UBS Wealth Management (2008-2010); Managing Director, Head of Alternative Investments, UBS Financial Services, Inc. (2005-2008); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Richard A. Massman (75)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (55)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (72)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (63)	President since 2009	CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President, American Beacon Advisors (2009-2018); Chairman and CEO, Resolute Investment Managers, Inc. (2015-Present); Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman and CEO; Resolute Investment Services, Inc. (2015-Present); Director, Resolute Acquisition, Inc. (2015-Present); President (2015-2018), Director, Resolute Topco, Inc. (2015-Present), President (2015-2018), CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President, American Private Equity Management, LLC (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Mileage Funds (2009-2012); President, American Beacon Master Trust (2009-2012); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (59)	VP, Secretary and Chief Legal Officer since 2006	Vice President and Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Mileage Funds (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Master Trust (2006-2012); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Vice Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (58)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present) and Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Distributors, Inc. (2017-Present) and Vice President (2017-2018); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Mileage Funds (2004-2012); Vice President, American Beacon Master Trust (2004-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (49)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present) Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (48)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2015-Present); Vice President, Resolute Investment Services, Inc. (2015-Present) Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (57)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present) and Chief Financial Officer (2010-Present); Treasurer and Chief Financial Officer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer and Chief Financial Officer, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer and Chief Financial Officer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and Chief Financial Officer, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Mileage Funds (2010-2012); Treasurer, American Beacon Master Trust (2010-2012); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (54)	VP since 2010	Vice President (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Mileage Funds (2010-2012); Vice President, American Beacon Master Trust (2010-2012); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (43)	VP since 2010	Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), Director (2015-Present), and President (2018-Present), American Beacon Advisors, Inc.; Senior Vice President (2018-Present), Vice President (2012-2018) and Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director (2015-Present), Senior Vice Present (2015-2018), and President (2018-Present), Resolute Investment Holdings, LLC; Director (2015-Present), Senior Vice President (2015-2018) and President (2018-Present), Resolute Topco, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Acquisition, Inc.; Director (2015-Present), Senior Vice President (2015-2018), and President (2018-Present), Resolute Investment Managers, Inc.; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director (2017-Present), Executive Vice President (2017-2018), and President and Chief Operating Officer (2018-Present), Resolute Investment Services, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-Present); Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present)

Samuel J. Silver (55)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Mileage Funds (2011-2012); Vice President, American Beacon Master Trust (2011-2012); American Beacon Institutional Funds Trust (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (47)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Mileage Funds; Chief Compliance Officer (2004-2012) and Assistant Secretary (1999-2012), American Beacon Master Trust; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (61)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Resolute Acquisition, Inc. (2015-2018); Assistant. Treasurer, Resolute Topco, Inc. (2015-2018); Assistant Treasurer, Resolute Investment Holdings, LLC. (2015-2018); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer American Beacon Mileage Funds (2011-2012); Assistant Treasurer, American Beacon Master Trust (2011-2012); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (43)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Mileage Funds (2008-2012); Assistant Secretary, American Beacon Master Trust (2008-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (51)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Mileage Funds (2010-2012); Assistant Secretary, American Beacon Master Trust (2010-2012); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Diana N. Lai (42)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Secretary, American Beacon Select Funds (2012-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (60)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

*** Claudia A. Holz became a new Trustee to each of the Trusts on 4/1/2018.

**** Douglas A. Lindren became a new Trustee to each of the Trusts on 1/1/2018.

American Beacon FundsSM

Privacy Policy

October 31, 2018 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/18

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code March 1, 2018 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund, disclose a change in the Principal Financial Officer and disclosure of conflicts due to Principal Officers serving in positions with affiliates, which also serve as sub-advisors. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline and Gilbert G. Alvarado, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Ms. Brenda Cline and Mr. Gilbert Alvarado are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$231,167	10/31/2017
$239,905	10/31/2018

(b)
Audit-Related Fees	Fiscal Year Ended
$0	10/31/2017
$10,000	10/31/2018

(c)
Tax Fees	Fiscal Year Ended
$41,259	10/31/2017
$25,859	10/31/2018

(d)
All Other Fees	Fiscal Year Ended
$0	10/31/2017
$0	10/31/2018

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

• to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

• to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

• to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

• to review the arrangements for and scope of the annual audit and any special audits; and

• to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$41,259	$54,542	N/A	10/31/2017
$35,859	$391,405	N/A	10/31/2018

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 7, 2019

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 7, 2019